UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 9 of its series, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT Omega Growth Fund, Wells Fargo Advantage VT Opportunity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Small Cap Value Fund, and Wells Fargo Advantage VT Total Return Bond Fund. Each series has a December 31 fiscal year end.

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage VT Discovery FundSM

Annual Report

December 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Discovery Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, the prices of both stocks and bonds initially fell after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013.The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Discovery Fund	3

December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns (%) as of December 31, 2013

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	43.80	26.45	12.20	1.21	1.15
Russell 2500TM Growth Index[3]	–	40.65	24.03	10.11	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	5

Growth of $10,000 investment[4] as of December 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500 Growth Index, for the 12-month period that ended December 31, 2013.

■	Effective stock selection in the information technology (IT) and industrials sectors contributed positively to performance; positioning in the consumer discretionary sector was the most significant headwind.

■	The U.S. equity market delivered strong performance in 2013 despite some volatility along the way.

■	We view the stock market appreciation during 2013 as a correction from overly pessimistic valuations in prior years and not indicative of an overvalued market. Superior earnings growth profiles have yet to be fully valued, and we continue to see upside into 2014 for many of our investment themes.

2013 asset class overview

The 2013 U.S. equity market was much like a long road trip. The drive clearly was successful and enjoyable for investors, but the trip was not without its share of speed bumps, congestion, and detours. The journey started on a high note in the first quarter; investors looked beyond geopolitical events and government gridlock, focusing instead on significant policy stimulus from global central bankers and clear signs of improving housing and employment markets. In the second quarter, however, two speed bumps surfaced. A series of mixed U.S. economic data, coupled with the Federal Reserve’s (Fed’s) discussion about eventually tapering its quantitative easing program, triggered significant investor concern. But pleasant driving conditions returned in the third quarter as investors shifted gears, abandoned their defensive bias, and displayed a clear preference for risk assets. Valuation multiples expanded, fundamentals were rewarded, and the more cyclical sectors of the equity market enjoyed a strong rally. A bit of winter fog early in the fourth quarter slowed driving once again, but a surprise budget compromise and strong U.S. economic data improved visibility, and the pace picked back up. Over the course of 2013, foreign investors came to realize that the U.S. offers the best road conditions for investing because the U.S. economy is in significantly better shape than the economies of other developed markets. As 2013 ended, capital flowed into U.S. stocks in a broad-based rally, capping an impressive year for U.S. equity investors.

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings, which represent 40%–50% of assets, are companies with stable growth records, proven management teams, and relatively low volatility. Developing situations, which also represent 40%–50% of the portfolio, are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. Developing situations are characterized by an attractive valuation level and average volatility. The remainder of the portfolio (5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility.

Our conviction level always drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Ten largest equity holdings[5] (%) as of December 31, 2013
Vantiv Incorporated Class A	2.23
Alliance Data Systems Corporation	2.02
Constellation Brands Incorporated Class A	2.02
DigitalGlobe Incorporated	1.96
B/E Aerospace Incorporated	1.87
Wabtec Corporation	1.84
LKQ Corporation	1.78
Copa Holdings SA Class A	1.72
Kansas City Southern	1.66
AMC Networks Incorporated Class A	1.64

Effective security selection enabled the Fund to outperform its benchmark.

Security selection in the IT sector contributed significantly to returns in 2013. Internet software and service providers performed well, especially firms exposed to an improving real estate market. Zillow Incorporated—the largest online residential real estate marketplace—benefited from the housing rebound, which drove traffic to its website. We have since sold off this holding. Within commercial real estate, CoStar Group Incorporated—a provider of market analytics and comparable-sales data—enjoyed strong results as funding for transactions improved throughout 2013. Alliance Data Systems Corporation, which issues private-label credit cards, rose sharply after posting better-than-expected earnings growth. Finally, ServiceNow Incorporated—a provider of cloud-based IT service management solutions—reported a dramatic rise in revenue, well above consensus estimates.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	7

Sector distribution[6] as of December 31, 2013

Security selection within the industrials sector also proved additive to performance. Railroad Kansas City Southern rose sharply, benefiting from stronger North American manufacturing activity via its rail lines into Mexico and increased transportation of oil by rail. Within airlines, shares of Panama-based Copa Holdings SA climbed, boosted by fleet expansion, the addition of new routes, and strong customer demand.

Positioning in the consumer discretionary sector modestly detracted from relative returns in 2013. Certain specialty retailers were particularly weak. Although Ulta Salon, Cosmetics & Fragrance Incorporated, posted a strong second quarter, third-quarter results were below expectations, and the firm lowered its guidance.

Given the company’s weak results and outlook, we exited the stock. Our position in fashion retailer Chico’s FAS Incorporated, which we no longer hold, also weighed on returns after the company tempered its guidance for future growth.

2014 outlook

As we move into 2014, many investors question the durability of the U.S. equities rally. They wonder whether the market has become overvalued and are concerned about the economy’s ability to thrive as the Fed winds down quantitative easing. We acknowledge that several constructive developments—a resurgence of U.S. manufacturing, strength in durable goods, a stronger housing market—have been factored into equity valuations. As a result, 2013 was a year of rising multiples for a broad swath of industries. However, we view the multiple expansion as a correction of overly pessimistic valuations in previous years, not as overvaluation, and believe U.S. stocks remain reasonably priced.

Even as our view remains optimistic for U.S. equities, we maintain a steady balance in the portfolio. We believe the portfolio’s superior earnings growth profile has not been fully valued and stands to benefit as the market shifts into a more discerning phase. We see continued upside in portfolio themes such as internet commerce, U.S. manufacturing and energy production, credit card-transaction growth, and innovations in biotechnology and generic drugs. And, we remain confident in our disciplined investment process, through which we dig deep to develop an edge and construct portfolios one stock at time, based on a bottom-up conviction. Unwavering dedication to our proven process enabled the Fund to outperform in 2013.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,213.28	$6.42	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Discovery Fund	9

Security name	Shares	Value

Common Stocks: 97.16%

Consumer Discretionary: 19.72%

Auto Components: 1.41%
BorgWarner Incorporated	40,000	$2,236,400

Distributors: 1.78%
LKQ Corporation †	85,824	2,823,610

Hotels, Restaurants & Leisure: 0.67%
Krispy Kreme Doughnuts Incorporated †	55,300	1,066,737

Internet & Catalog Retail: 2.31%
Groupon Incorporated †	143,300	1,686,641
HomeAway Incorporated †	48,100	1,966,328
		3,652,969

Media: 1.64%
AMC Networks Incorporated Class A †	38,200	2,601,802

Specialty Retail: 7.36%
Conn’s Incorporated †	18,300	1,441,857
DSW Incorporated Class A	45,086	1,926,525
Finish Line Incorporated Class A	47,200	1,329,624
GNC Holdings Incorporated Class A	32,219	1,883,201
Lithia Motors Incorporated Class A	22,000	1,527,240
Lumber Liquidators Holdings Incorporated «†	17,500	1,800,575
Restoration Hardware Holdings Incorporated †	25,945	1,746,099
		11,655,121

Textiles, Apparel & Luxury Goods: 4.55%
Movado Group Incorporated	39,600	1,742,796
PVH Corporation	13,400	1,822,668
Skechers U.S.A. Incorporated Class A †	41,259	1,366,911
Under Armour Incorporated Class A †	26,000	2,269,800
		7,202,175

Consumer Staples: 4.75%

Beverages: 2.02%
Constellation Brands Incorporated Class A †	45,400	3,195,252

Food & Staples Retailing: 1.70%
Rite Aid Corporation †	227,600	1,151,656
United Natural Foods Incorporated †	20,500	1,545,495
		2,697,151

Food Products: 1.03%
Annie’s Incorporated «†	37,887	1,630,656

Energy: 3.49%

Oil, Gas & Consumable Fuels: 3.49%
Bonanza Creek Energy Incorporated †	15,700	682,479
Delek US Holdings Incorporated	28,217	970,947

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy Incorporated †	13,700	$724,182
Gulfport Energy Corporation †	25,799	1,629,207
Oasis Petroleum Incorporated †	32,400	1,521,828

		5,528,643

Financials: 4.25%

Capital Markets: 1.59%
Affiliated Managers Group Incorporated †	11,600	2,515,808

Commercial Banks: 1.48%
Texas Capital Bancshares Incorporated †	37,624	2,340,213

Insurance: 0.64%
eHealth Incorporated †	22,000	1,022,780

Real Estate Management & Development: 0.54%
CBRE Group Incorporated †	32,800	862,640

Health Care: 14.36%

Biotechnology: 6.98%
Alkermes plc †	34,800	1,414,968
Alnylam Pharmaceuticals Incorporated †	20,800	1,338,064
BioMarin Pharmaceutical Incorporated †	24,067	1,691,188
Cepheid Incorporated †	43,265	2,021,341
Cubist Pharmaceuticals Incorporated †	13,734	945,861
Insmed Incorporated †	53,200	904,932
Isis Pharmaceuticals Incorporated †	9,645	384,257
Keryx Biopharmaceuticals Incorporated «†	45,800	593,110
NPS Pharmaceuticals Incorporated †	24,650	748,374
Puma Biotechnology Incorporated †	7,700	797,181
Vanda Pharmaceuticals Incorporated «†	17,991	223,268

		11,062,544

Health Care Equipment & Supplies: 2.24%
Cooper Companies Incorporated	15,200	1,882,368
Wright Medical Group Incorporated †	54,375	1,669,856

		3,552,224

Health Care Providers & Services: 2.02%
Envision Healthcare Holdings Incorporated †	52,835	1,876,699
Team Health Holdings Incorporated †	28,900	1,316,395

		3,193,094

Health Care Technology: 0.93%
athenahealth Incorporated «†	11,000	1,479,500

Life Sciences Tools & Services: 0.87%
Bruker BioSciences Corporation †	69,700	1,377,969

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Discovery Fund	11

Security name	Shares	Value

Pharmaceuticals: 1.32%
Salix Pharmaceuticals Limited †	23,200	$2,086,608

Industrials: 24.51%

Aerospace & Defense: 3.83%
B/E Aerospace Incorporated †	34,000	2,959,020
DigitalGlobe Incorporated †	75,594	3,110,693

		6,069,713

Airlines: 2.89%
Allegiant Travel Company	17,709	1,867,237
Copa Holdings SA Class A	17,000	2,721,870

		4,589,107

Building Products: 1.61%
Fortune Brands Home & Security Incorporated	55,691	2,545,079

Construction & Engineering: 1.20%
Quanta Services Incorporated †	60,100	1,896,756

Machinery: 6.63%
Chart Industries Incorporated †	19,900	1,903,236
Colfax Corporation †	26,118	1,663,455
Graco Incorporated	29,200	2,281,104
Proto Labs Incorporated †	24,600	1,751,028
Wabtec Corporation	39,200	2,911,384

		10,510,207

Professional Services: 3.73%
Advisory Board Company †	31,800	2,024,706
Towers Watson & Company Class A	19,000	2,424,590
Verisk Analytics Incorporated Class A †	22,200	1,458,984

		5,908,280

Road & Rail: 2.99%
Kansas City Southern	21,200	2,625,196
Old Dominion Freight Line Incorporated †	39,800	2,110,196

		4,735,392

Trading Companies & Distributors: 1.63%
United Rentals Incorporated †	33,200	2,587,940

Information Technology: 23.25%

Communications Equipment: 0.62%
Ubiquiti Networks Incorporated «	21,400	983,544

Computers & Peripherals: 1.36%
Stratasys Limited †	16,028	2,158,972

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2013

Security name		Shares	Value

Electronic Equipment, Instruments & Components: 2.87%
Cognex Corporation		33,400	$1,275,212
FEI Company		21,000	1,876,560
IPG Photonics Corporation «		18,000	1,396,980

			4,548,752

Internet Software & Services: 3.57%
Cornerstone OnDemand Incorporated †		43,100	2,298,954
CoStar Group Incorporated †		11,300	2,085,754
Shutterstock Incorporated «†		15,181	1,269,587

			5,654,295

IT Services: 4.26%
Alliance Data Systems Corporation †		12,200	3,207,746
Vantiv Incorporated Class A †		108,353	3,533,391

			6,741,137

Semiconductors & Semiconductor Equipment: 1.76%
Cavium Incorporated †		38,800	1,338,988
Cree Incorporated †		23,100	1,445,367

			2,784,355

Software: 8.81%
ACI Worldwide Incorporated †		24,800	1,612,000
Aspen Technology Incorporated †		61,900	2,587,420
CommVault Systems Incorporated †		34,400	2,575,872
Fleetmatics Group plc «†		40,604	1,756,123
Guidewire Software Incorporated †		34,900	1,712,543
ServiceNow Incorporated †		35,886	2,009,975
Splunk Incorporated †		10,886	747,542
Tableau Software Incorporated Class A †		13,915	959,161

			13,960,636

Materials: 1.36%

Chemicals: 1.36%
W.R. Grace & Company †		21,800	2,155,366

Telecommunication Services: 1.47%

Wireless Telecommunication Services: 1.47%
SBA Communications Corporation Class A †		25,984	2,334,400

Total Common Stocks (Cost $112,969,587)			153,947,827

	Yield

Short-Term Investments: 8.66%

Investment Companies: 8.66%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	5,482,751	5,482,751
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.08	8,249,750	8,249,750

Total Short-Term Investments (Cost $13,732,501)			13,732,501

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Discovery Fund	13

		Value
Total investments in securities
(Cost $126,702,088) *	105.82%	$167,680,328
Other assets and liabilities, net	(5.82)	(9,229,269)

Total net assets	100.00%	$158,451,059

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.
*	Cost for federal income tax purposes is $126,790,962 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$41,464,542
Gross unrealized depreciation	(575,176)

Net unrealized appreciation	$40,889,366

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Discovery Fund	Statement of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$153,947,827
In affiliated securities, at value (see cost below)	13,732,501

Total investments, at value (see cost below)	167,680,328
Receivable for investments sold	133,730
Receivable for Fund shares sold	193,030
Receivable for dividends	48,582
Receivable for securities lending income	7,573
Prepaid expenses and other assets	844

Total assets	168,064,087

Liabilities
Payable for investments purchased	1,055,678
Payable for Fund shares redeemed	94,284
Payable upon receipt of securities loaned	8,249,750
Advisory fee payable	93,493
Distribution fees payable	33,774
Due to other related parties	17,563
Accrued expenses and other liabilities	68,486

Total liabilities	9,613,028

Total net assets	$158,451,059

NET ASSETS CONSIST OF
Paid-in capital	$98,587,046
Accumulated net realized gains on investments	18,885,773
Net unrealized gains on investments	40,978,240

Total net assets	$158,451,059

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$158,451,059
Shares outstanding – Class 2	4,501,084
Net asset value per share – Class 2	$35.20

Investments in unaffiliated securities (including securities on loan), at cost	$112,969,587

Investments in affiliated securities, at cost	$13,732,501

Total investments, at cost	$126,702,088

Securities on loan, at value	$8,109,438

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2013	Wells Fargo Advantage VT Discovery Fund	15

Investment income
Dividends	$595,309
Securities lending income, net	194,613
Income from affiliated securities	2,565

Total investment income	792,487

Expenses
Advisory fee	942,708
Administration fees
Fund level	67,336
Class 2	107,738
Distribution fees
Class 2	336,681
Custody and accounting fees	23,311
Professional fees	41,683
Shareholder report expenses	30,302
Trustees’ fees and expenses	15,248
Other fees and expenses	3,841

Total expenses	1,568,848
Less: Fee waivers and/or expense reimbursements	(20,113)

Net expenses	1,548,735

Net investment loss	(756,248)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	20,431,198
Net change in unrealized gains (losses) on investments	28,686,095

Net realized and unrealized gains (losses) on investments	49,117,293

Net increase in net assets resulting from operations	$48,361,045

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Discovery Fund	Statement of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment loss		$(756,248)		$(33,766)
Net realized gains on investments		20,431,198		8,609,836
Net change in unrealized gains (losses) on investments		28,686,095		8,243,827

Net increase in net assets resulting from operations		48,361,045		16,819,897

Distributions to shareholders from
Net investment income – Class 2		(9,591)		0
Net realized gains – Class 2		(3,722,690)		0

Total distributions to shareholders		(3,732,281)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Class 2	727,800	22,421,892	769,807	18,739,662
Reinvestment of distributions – Class 2	121,930	3,732,281	0	0
Payment for shares redeemed – Class 2	(779,470)	(23,790,323)	(929,140)	(22,200,607)

Net increase (decrease) in net assets resulting from capital share transactions		2,363,850		(3,460,945)

Total increase in net assets		46,992,614		13,358,952

Net assets
Beginning of period		111,458,445		98,099,493

End of period		$158,451,059		$111,458,445

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$25.16	$21.37	$21.28	$15.70	$11.19
Net investment loss	(0.17)	(0.01)	(0.18)	(0.13)	(0.11)
Net realized and unrealized gains (losses) on investments	11.06	3.80	0.27	5.71	4.62

Total from investment operations	10.89	3.79	0.09	5.58	4.51
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	0.00	0.00
Net realized gains	(0.85)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.85)	0.00	0.00	0.00	0.00
Net asset value, end of period	$35.20	$25.16	$21.37	$21.28	$15.70
Total return	43.80%	17.74%	0.42%	35.54%	40.30%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.21%	1.18%	1.26%	1.35%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.56)%	(0.03)%	(0.75)%	(0.71)%	(0.61)%
Supplemental data
Portfolio turnover rate	88%	98%	113%	101%	208%
Net assets, end of period (000s omitted)	$158,451	$111,458	$98,099	$110,755	$86,125

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	19

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost. Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$6,925	$765,839	$(772,764)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$153,947,827	$0	$0	$153,947,827

Short-term investments
Investment companies	5,482,751	8,249,750	0	13,732,501
	$159,430,578	$8,249,750	$0	$167,680,328

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% which is calculated based on its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $116,035,255 and $120,422,472, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	21

under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $206 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended December 31, 2013 was $9,591 and $3,722,690 of ordinary income and long-term capital gain, respectively. For the year ended December 31, 2012, the Fund did not pay any distributions to shareholders.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$6,355,354	$12,619,293	$40,889,366

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage VT Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Discovery Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 99.88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $3,722,690 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Discovery Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222092 02-14 AVT1/AR147 12-13

Wells Fargo Advantage

VT Index Asset Allocation Fund

Annual Report

December 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by major central banks around the world. Anticipation that the U.S. Federal Reserve (Fed) would end its bond-buying program led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. Growing confidence that the U.S. economy was gaining momentum resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period. Longer-term interest rates stabilized after spiking higher earlier in the year, and short-term interest rates remained at ultra-low levels throughout the period.

Central banks continued to provide stimulus.

Major central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. The markets benefited from the FOMC’s liquidity, such that both stocks and bonds initially sold off after indications in May 2013 that the FOMC might reduce (or taper) its bond-buying program. In mid-December, however, the FOMC conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion in January 2014.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Better economic news propelled stocks higher, but higher interest rates caused bond prices to fall.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter. The jobs picture continued to slowly improve as the unemployment rate declined from 7.9% to 6.7%. Meanwhile, inflation remained low.

The economy also seemed to shrug off uncertainties due to political wrangling in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011 mandated budget sequestration that took effect on March 1, 2013. At the end of its fiscal year, Congress was unable to pass a resolution to continue to fund the federal government, and thus the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	3

February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement that funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. On the bond front, 10-year Treasury bond yields nearly doubled in 2013, ending the year at a yield of 3.03%. Higher interest rates hurt bonds, especially longer-term Treasury securities that are most sensitive to interest-rate changes.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	19.63	13.50	6.34	1.13	1.00
Index Asset Allocation Composite Index[3]	–	11.90	11.48	7.53	–	–
Barclays U.S. Treasury 20+ Year Index[4]	–	(13.88)	0.48	6.07	–	–
S&P 500 Index[5]	–	32.39	17.94	7.41	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	5

Growth of $10,000 investment[6] as of December 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Composite Index is weighted 40% in the Barclays U.S. Treasury 20+ Year Index and 60% in the S&P 500 Index. You cannot invest directly in an index.

4.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class 2 shares for the most recent ten years with the S&P 500 Index, the Barclays U.S. Treasury 20+ Year Index, and the Index Asset Allocation Composite Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

7.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Target allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change

9.	Equity sector distribution is subject to change and is calculated based on the total long-term equity investments of the Fund.

6	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Index Asset Allocation Composite Index and the Barclays U.S. Treasury 20+ Year Index benchmarks but underperformed the S&P 500 Index for the 12-month period that ended December 31, 2013.

■	The Fund’s tactical overweight in stocks contributed positively to the performance of the Fund as the S&P 500 Index outperformed long-term U.S. Treasury bonds by a wide margin. For the 12-month period, the S&P 500 Index rose by 32.4% and the Barclays U.S. Treasury 20+ Year Index lost 13.9%.

Renewed optimism propelled stocks higher during the year.

Equity markets soared during the 12-month period, as better economic conditions and a continued accommodative monetary policy by the Federal Reserve boosted confidence among investors. The unemployment rate, although still above precrisis levels, declined steadily throughout the year, while housing prices rose. As 2013 came to a close, it appeared as if the economic recovery was on a sustainable path, and the performance of equity markets during the year undoubtedly reflected a higher level of optimism among investors. With the exception of emerging markets, most equity markets posted double-digit returns. The S&P 500 Index closed out the year with a 32% gain—its best calendar year performance since 1997. Meanwhile, U.S. Treasury yields rose sharply, pushing bond market returns into negative territory for the year.

Ten largest holdings[7] (%) as of December 31, 2013
U.S. Treasury Bond, 4.38%, 5-15-2040	2.43
U.S. Treasury Bond, 3.75%, 8-15-2041	2.36
U.S. Treasury Bond, 4.25%, 11-15-2040	2.35
U.S. Treasury Bond, 4.63%, 2-15-2040	2.31
U.S. Treasury Bond, 4.38%, 11-15-2039	2.16
U.S. Treasury Bond, 3.88%, 8-15-2040	1.97
U.S. Treasury Bond, 4.38% 5-15-2041	1.96
Apple Incorporated	1.95
U.S. Treasury Bond, 4.75%, 2-15-2041	1.83
U.S. Treasury Bond, 3.13%, 11-15-2041	1.71

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

During the period, the Fund employed a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by shifting the effective allocations based on the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays U.S. Treasury 20+ Year Index. The Fund maintained its equity overweight throughout the year, with a targeted allocation of 68% stocks and 32% bonds as of year-end. Because of price fluctuations, the

Fund’s actual allocation on a particular day may have differed slightly from the target allocation. The emphasis on stocks contributed positively to the relative performance during the past year as U.S. stocks handsomely outperformed U.S. Treasury bonds. The Fund’s neutral target allocation is 60% stocks and 40% bonds.

Neutral target allocation[8] as of December 31, 2013

Current target allocation[8] as of December 31, 2013

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	7

The TAA Model continued to favor stocks relative to bonds at the close of the period.

The model is a relative-value model, measuring the expected returns on stocks versus the expected returns on bonds. Given historically low Treasury yields and reasonably priced equity markets, the model continued to favor stocks at the close of the period. The Fund changed portfolio managers on September 30, 2013. The new portfolio managers intend to continue to use the TAA Model but may also consider additional factors, such as monetary policy, growth prospects, valuations, and market sentiment.

Equity sector distribution[9] as of December 31, 2013

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,091.96	$5.27	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	9

Security name	Shares	Value

Common Stocks: 61.56%

Consumer Discretionary: 7.67%

Auto Components: 0.27%
BorgWarner Incorporated	746	$41,709
Delphi Automotive plc	922	55,440
Johnson Controls Incorporated	2,234	114,604
The Goodyear Tire & Rubber Company	811	19,342

		231,095

Automobiles: 0.45%
Ford Motor Company	12,530	193,338
General Motors Company †	3,709	151,587
Harley-Davidson Incorporated	722	49,991

		394,916

Distributors: 0.05%
Genuine Parts Company	502	41,761

Diversified Consumer Services: 0.03%
H&R Block Incorporated	892	25,904

Hotels, Restaurants & Leisure: 1.07%
Carnival Corporation	1,427	57,323
Chipotle Mexican Grill Incorporated †	99	52,745
Darden Restaurants Incorporated	448	24,358
International Game Technology	816	14,819
Marriott International Incorporated Class A	728	35,934
McDonald’s Corporation	3,210	311,466
Starbucks Corporation	2,457	192,604
Starwood Hotels & Resorts Worldwide Incorporated	617	49,021
Wyndham Worldwide Corporation	418	30,802
Wynn Resorts Limited	261	50,689
Yum! Brands Incorporated	1,451	109,710

		929,471

Household Durables: 0.25%
D.R. Horton Incorporated	943	21,048
Garmin Limited «	398	18,396
Harman International Industries Incorporated	218	17,843
Leggett & Platt Incorporated	463	14,325
Lennar Corporation	560	22,154
Mohawk Industries Incorporated †	203	30,227
Newell Rubbermaid Incorporated	935	30,303
Pulte Homes Incorporated	1,179	24,016
Whirlpool Corporation	255	39,999

		218,311

Internet & Catalog Retail: 0.92%
Amazon.com Incorporated †	1,201	478,947
Expedia Incorporated	338	23,545

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Internet & Catalog Retail (continued)
Netflix Incorporated †	194	$71,425
priceline.com Incorporated †	165	191,796
TripAdvisor Incorporated †	359	29,736

		795,449

Leisure Equipment & Products: 0.09%
Hasbro Incorporated	378	20,794
Mattel Incorporated	1,105	52,576

		73,370

Media: 2.30%
Cablevision Systems Corporation New York Group Class A	706	12,659
CBS Corporation Class B	1,837	117,090
Comcast Corporation Class A	8,447	438,948
DIRECTV Group Incorporated †	1,590	109,853
Discovery Communications Incorporated Class A †	735	66,459
Gannett Company Incorporated	757	22,392
Graham Holdings Company Class B	14	9,286
Interpublic Group of Companies Incorporated	1,354	23,966
News Corporation Class A †	1,622	29,228
Omnicom Group Incorporated	829	61,653
Scripps Networks Interactive Incorporated	355	30,676
Time Warner Cable Incorporated	911	123,441
Time Warner Incorporated	2,940	204,977
Twenty-First Century Fox Incorporated	6,408	225,433
Viacom Incorporated Class B	1,332	116,337
Walt Disney Company	5,348	408,587

		2,000,985

Multiline Retail: 0.43%
Dollar General Corporation †	976	58,872
Dollar Tree Incorporated †	679	38,309
Family Dollar Stores Incorporated	316	20,531
Kohl’s Corporation	657	37,285
Macy’s Incorporated	1,204	64,294
Nordstrom Incorporated	465	28,737
Target Corporation	2,023	127,995

		376,023

Specialty Retail: 1.36%
AutoNation Incorporated †	208	10,336
AutoZone Incorporated †	109	52,095
Bed Bath & Beyond Incorporated †	703	56,451
Best Buy Company Incorporated	905	36,091
CarMax Incorporated †	712	33,478
GameStop Corporation Class A	387	19,064
Gap Incorporated	856	33,452
Home Depot Incorporated	4,582	377,282
L Brands Incorporated	787	48,676
Lowe’s Companies Incorporated	3,411	169,015

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive Incorporated †	345	$44,405
PetSmart Incorporated	335	24,371
Ross Stores Incorporated	699	52,376
Staples Incorporated	2,162	34,354
Tiffany & Company	355	32,937
TJX Companies Incorporated	2,307	147,025
Urban Outfitters Incorporated †	356	13,208

		1,184,616

Textiles, Apparel & Luxury Goods: 0.45%
Coach Incorporated	907	50,910
Fossil Group Incorporated †	160	19,190
Michael Kors Holdings Limited †	558	45,304
Nike Incorporated Class B	2,408	189,365
PVH Corporation	270	36,725
Ralph Lauren Corporation	192	33,901
VF Corporation	282	17,580

		392,975

Consumer Staples: 5.97%

Beverages: 1.33%
Beam Incorporated	525	35,732
Brown-Forman Corporation Class B	523	39,523
Coca-Cola Enterprises Incorporated	780	34,421
Constellation Brands Incorporated Class A †	538	37,864
Dr Pepper Snapple Group Incorporated	645	31,424
Molson Coors Brewing Company	511	28,693
Monster Beverage Corporation †	445	30,158
PepsiCo Incorporated	4,961	411,465
The Coca-Cola Company	12,315	508,733

		1,158,013

Food & Staples Retailing: 1.43%
Costco Wholesale Corporation	1,414	168,280
CVS Caremark Corporation	3,873	277,191
Safeway Incorporated	785	25,567
Sysco Corporation	1,882	67,940
The Kroger Company	1,690	66,806
Wal-Mart Stores Incorporated	5,260	413,909
Walgreen Company	2,744	157,615
Whole Foods Market Incorporated	1,176	68,008

		1,245,316

Food Products: 0.96%
Archer Daniels Midland Company	2,111	91,617
Campbell Soup Company	581	25,146
ConAgra Foods Incorporated	1,354	45,630
General Mills Incorporated	2,045	102,066
Hormel Foods Corporation	435	19,649
JM Smucker Company	338	35,024

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Food Products (continued)
Kellogg Company	829	$50,627
Kraft Foods Group Incorporated	1,925	103,796
McCormick & Company Incorporated	425	29,291
Mead Johnson Nutrition Company	655	54,863
Mondelez International Incorporated Class A	5,675	200,328
The Hershey Company	480	46,670
Tyson Foods Incorporated Class A	881	29,478

		834,185

Household Products: 1.22%
Clorox Company	415	38,495
Colgate-Palmolive Company	2,837	185,001
Kimberly-Clark Corporation	1,226	128,068
Procter & Gamble Company	8,732	710,872

		1,062,436

Personal Products: 0.10%
Avon Products Incorporated	1,396	24,039
Estee Lauder Companies Incorporated Class A	832	62,666

		86,705

Tobacco: 0.93%
Altria Group Incorporated	6,394	245,466
Lorillard Incorporated	1,198	60,715
Philip Morris International	5,163	449,852
Reynolds American Incorporated	1,015	50,740

		806,773

Energy: 6.31%

Energy Equipment & Services: 1.15%
Baker Hughes Incorporated	1,428	78,911
Cameron International Corporation †	766	45,600
Diamond Offshore Drilling Incorporated	223	12,693
Ensco plc Class A	753	43,057
FMC Technologies Incorporated †	755	39,419
Halliburton Company	2,729	138,497
Helmerich & Payne Incorporated	344	28,924
Nabors Industries Limited	838	14,238
National Oilwell Varco Incorporated	1,373	109,195
Noble Corp plc	814	30,501
Rowan Companies plc †	403	14,250
Schlumberger Limited	4,260	383,869
Transocean Limited	1,100	54,362

		993,516

Oil, Gas & Consumable Fuels: 5.16%
Anadarko Petroleum Corporation	1,621	128,578
Apache Corporation	1,284	110,347

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	13

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cabot Oil & Gas Corporation	1,366	$52,946
Chesapeake Energy Corporation	1,653	44,862
Chevron Corporation	6,219	776,815
ConocoPhillips Company	3,942	278,502
CONSOL Energy Incorporated	733	27,883
Denbury Resources Incorporated †	1,193	19,601
Devon Energy Corporation	1,231	76,162
EOG Resources Incorporated	877	147,196
EQT Corporation	491	44,082
Exxon Mobil Corporation	14,100	1,426,920
Hess Corporation	920	76,360
Kinder Morgan Incorporated	2,193	78,948
Marathon Oil Corporation	2,253	79,531
Marathon Petroleum Corporation	990	90,813
Murphy Oil Corporation	569	36,917
Newfield Exploration Company †	442	10,886
Noble Energy Incorporated	1,156	78,735
Occidental Petroleum Corporation	2,618	248,972
Peabody Energy Corporation	874	17,069
Phillips 66	1,948	150,249
Pioneer Natural Resources Company	455	83,752
QEP Resources Incorporated	589	18,053
Range Resources Corporation	532	44,853
Southwestern Energy Company †	1,156	45,465
Spectra Energy Corporation	2,186	77,865
Tesoro Corporation	445	26,033
The Williams Companies Incorporated	2,244	86,551
Valero Energy Corporation	1,776	89,510
WPX Energy Incorporated †	653	13,308

		4,487,764

Financials: 9.94%

Capital Markets: 1.38%
Ameriprise Financial Incorporated	636	73,172
Bank of New York Mellon Corporation	3,767	131,619
BlackRock Incorporated	412	130,386
Charles Schwab Corporation	3,763	97,838
E*TRADE Financial Corporation †	935	18,363
Franklin Resources Incorporated	1,312	75,742
Goldman Sachs Group Incorporated	1,373	243,378
Invesco Limited	1,450	52,780
Legg Mason Incorporated	346	15,044
Morgan Stanley	4,505	141,277
Northern Trust Corporation	732	45,303
State Street Corporation	1,432	105,094
T. Rowe Price Group Incorporated	848	71,037

		1,201,033

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Commercial Banks: 1.73%
Branch Banking & Trust Corporation	2,314	$86,358
Comerica Incorporated	596	28,334
Fifth Third Bancorp	2,873	60,419
Huntington Bancshares Incorporated	2,702	26,074
KeyCorp	2,929	39,307
M&T Bank Corporation	424	49,362
PNC Financial Services Group Incorporated	1,735	134,601
Regions Financial Corporation	4,542	44,920
SunTrust Banks Incorporated	1,748	64,344
US Bancorp	5,969	241,148
Wells Fargo & Company (l)	15,585	707,559
Zions Bancorporation	607	18,186

		1,500,612

Consumer Finance: 0.62%
American Express Company	3,003	272,462
Capital One Financial Corporation	1,870	143,261
Discover Financial Services	1,549	86,667
SLM Corporation	1,410	37,055

		539,445

Diversified Financial Services: 3.21%
Bank of America Corporation	34,686	540,061
Berkshire Hathaway Incorporated Class B †	5,892	698,556
Citigroup Incorporated	9,844	512,971
CME Group Incorporated	1,011	79,323
IntercontinentalExchange Group Incorporated	374	84,120
JPMorgan Chase & Company	12,268	717,433
Leucadia National Corporation	1,020	28,907
McGraw-Hill Financial Incorporated	878	68,660
Moody’s Corporation	611	47,945
The NASDAQ OMX Group Incorporated	371	14,766

		2,792,742

Insurance: 1.85%
ACE Limited	1,105	114,401
AFLAC Incorporated	1,523	101,736
Allstate Corporation	1,469	80,119
American International Group Incorporated	4,780	244,019
Aon plc	970	81,373
Assurant Incorporated	235	15,597
Chubb Corporation	815	78,753
Cincinnati Financial Corporation	477	24,980
Genworth Financial Incorporated †	1,617	25,112
Lincoln National Corporation	851	43,929
Loews Corporation	992	47,854
Marsh & McLennan Companies Incorporated	1,772	85,694
MetLife Incorporated	3,627	195,568
Principal Financial Group Incorporated	894	44,083

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
Prudential Financial Incorporated	1,499	$138,238
The Hartford Financial Services Group Incorporated	1,467	53,149
The Progressive Corporation	1,785	48,677
The Travelers Companies Incorporated	1,176	106,475
Torchmark Corporation	293	22,898
UnumProvident Corporation	853	29,923
XL Group plc	921	29,325

		1,611,903

Real Estate Management & Development: 0.03%
CBRE Group Incorporated †	906	23,828

REITs: 1.09%
American Tower Corporation	1,283	102,409
Apartment Investment & Management Company Class A	469	12,152
AvalonBay Communities Incorporated	390	46,110
Boston Properties Incorporated	495	49,683
Equity Residential	1,081	56,071
HCP Incorporated	1,481	53,790
Health Care REIT Incorporated	930	49,820
Host Hotels & Resorts Incorporated	2,473	48,075
Kimco Realty Corporation	1,318	26,031
Plum Creek Timber Company	573	26,650
Prologis Incorporated	1,619	59,822
Public Storage Incorporated	466	70,142
Simon Property Group Incorporated	998	151,856
The Macerich Company	457	26,913
Ventas Incorporated	947	54,244
Vornado Realty Trust	564	50,078
Weyerhaeuser Company	1,879	59,320

		943,166

Thrifts & Mortgage Finance: 0.03%
Hudson City Bancorp Incorporated	1,547	14,588
People’s United Financial Incorporated	1,044	15,785

		30,373

Health Care: 7.98%

Biotechnology: 1.50%
Alexion Pharmaceuticals Incorporated †	635	84,493
Amgen Incorporated	2,423	276,610
Biogen Idec Incorporated †	762	213,170
Celgene Corporation †	1,338	226,068
Gilead Sciences Incorporated †	4,987	374,773
Regeneron Pharmaceuticals Incorporated †	253	69,636
Vertex Pharmaceuticals Incorporated †	773	57,434

		1,302,184

Health Care Equipment & Supplies: 1.26%
Abbott Laboratories	5,078	194,640

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International Incorporated	1,768	$122,964
Becton Dickinson & Company	630	69,609
Boston Scientific Corporation †	4,364	52,455
C.R. Bard Incorporated	252	33,753
CareFusion Corporation †	685	27,277
Covidien plc	1,490	101,469
DENTSPLY International Incorporated	464	22,495
Edwards Lifesciences Corporation †	355	23,345
Intuitive Surgical Incorporated †	125	48,010
Medtronic Incorporated	3,257	186,919
St. Jude Medical Incorporated	951	58,914
Stryker Corporation	957	71,909
Varian Medical Systems Incorporated †	342	26,570
Zimmer Holdings Incorporated	557	51,907

		1,092,236

Health Care Providers & Services: 1.26%
Aetna Incorporated	1,196	82,034
AmerisourceBergen Corporation	745	52,381
Cardinal Health Incorporated	1,111	74,226
Cigna Corporation	901	78,819
DaVita Incorporated †	576	36,501
Express Scripts Holding Company †	2,645	185,785
Humana Incorporated	510	52,642
Laboratory Corporation of America Holdings †	285	26,040
McKesson Corporation	737	118,952
Patterson Companies Incorporated	271	11,165
Quest Diagnostics Incorporated	474	25,378
Tenet Healthcare Corporation †	317	13,352
UnitedHealth Group Incorporated	3,299	248,415
WellPoint Incorporated	971	89,711

		1,095,401

Health Care Technology: 0.06%
Cerner Corporation †	965	53,789

Life Sciences Tools & Services: 0.32%
Agilent Technologies Incorporated	1,080	61,765
Life Technologies Corporation †	559	42,372
PerkinElmer Incorporated	367	15,131
Thermo Fisher Scientific Incorporated	1,171	130,391
Waters Corporation †	274	27,400

		277,059

Pharmaceuticals: 3.58%
Abbvie Incorporated	5,142	271,549
Actavis plc †	574	96,432
Allergan Incorporated	957	106,304
Bristol-Myers Squibb Company	5,320	282,758
Eli Lilly & Company	3,228	164,628

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	17

Security name	Shares	Value

Pharmaceuticals (continued)
Forest Laboratories Incorporated †	778	$46,703
Hospira Incorporated †	534	22,044
Johnson & Johnson Services Incorporated	9,116	834,934
Merck & Company Incorporated	9,455	473,223
Mylan Laboratories Incorporated †	1,243	53,946
Perrigo Company plc	428	65,681
Pfizer Incorporated	21,024	643,965
Zoetis Incorporated	1,616	52,827

		3,114,994

Industrials: 6.73%

Aerospace & Defense: 1.70%
General Dynamics Corporation	1,079	103,098
Honeywell International Incorporated	2,541	232,171
L-3 Communications Holdings Incorporated	287	30,669
Lockheed Martin Corporation	875	130,078
Northrop Grumman Corporation	719	82,405
Precision Castparts Corporation	471	126,840
Raytheon Company	1,041	94,419
Rockwell Collins Incorporated	438	32,377
Textron Incorporated	886	32,569
The Boeing Company	2,230	304,373
United Technologies Corporation	2,733	311,015

		1,480,014

Air Freight & Logistics: 0.51%
C.H. Robinson Worldwide Incorporated	494	28,820
Expeditors International of Washington Incorporated	665	29,426
FedEx Corporation	958	137,732
United Parcel Service Incorporated Class B	2,325	244,311

		440,289

Airlines: 0.14%
Delta Air Lines Incorporated	2,768	76,037
Southwest Airlines Company	2,256	42,503

		118,540

Building Products: 0.05%
Allegion plc †	291	12,859
Masco Corporation	1,196	27,233

		40,092

Commercial Services & Supplies: 0.31%
Cintas Corporation	324	19,307
Iron Mountain Incorporated	555	16,844
Pitney Bowes Incorporated	669	15,588
Republic Services Incorporated	874	29,017
Stericycle Incorporated †	279	32,411
The ADT Corporation	651	26,346
Tyco International Limited	1,525	62,586
Waste Management Incorporated	1,422	63,805

		265,904

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Construction & Engineering: 0.10%
Fluor Corporation	525	$42,152
Jacobs Engineering Group Incorporated †	425	26,771
Quanta Services Incorporated †	705	22,250

		91,173

Electrical Equipment: 0.48%
AMETEK Incorporated	791	41,662
Eaton Corporation plc	1,528	116,311
Emerson Electric Company	2,277	159,800
Rockwell Automation Incorporated	447	52,818
Roper Industries Incorporated	324	44,932

		415,523

Industrial Conglomerates: 1.56%
3M Company	2,069	290,177
Danaher Corporation	1,943	150,000
General Electric Company	32,761	918,291

		1,358,468

Machinery: 1.09%
Caterpillar Incorporated	2,081	188,976
Cummins Incorporated	567	79,930
Deere & Company	1,245	113,706
Dover Corporation	552	53,290
Flowserve Corporation	453	35,710
Illinois Tool Works Incorporated	1,333	112,079
Ingersoll-Rand plc	878	54,085
Joy Global Incorporated	350	20,472
Paccar Incorporated	1,148	67,927
Pall Corporation	357	30,470
Parker Hannifin Corporation	482	62,004
Pentair Limited	648	50,330
Snap-On Incorporated	189	20,699
Stanley Black & Decker Incorporated	504	40,668
Xylem Incorporated	598	20,691

		951,037

Professional Services: 0.11%
Dun & Bradstreet Corporation	125	15,344
Equifax Incorporated	397	27,429
Nielsen Holdings NV	821	37,676
Robert Half International Incorporated	454	19,063

		99,512

Road & Rail: 0.57%
CSX Corporation	3,296	94,826
Kansas City Southern Railway Company	358	44,331
Norfolk Southern Corporation	1,004	93,201
Ryder System Incorporated	174	12,838
Union Pacific Corporation	1,501	252,168

		497,364

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	19

Security name	Shares	Value

Trading Companies & Distributors: 0.11%
Fastenal Company	893	$42,426
W.W. Grainger Incorporated	203	51,850

		94,276

Information Technology: 11.59%

Communications Equipment: 1.08%
Cisco Systems Incorporated	17,656	396,377
F5 Networks Incorporated †	254	23,078
Harris Corporation	347	24,224
Juniper Networks Incorporated †	1,626	36,699
Motorola Solutions Incorporated	757	51,098
QUALCOMM Incorporated	5,467	405,925

		937,401

Computers & Peripherals: 2.59%
Apple Incorporated	3,022	1,695,674
EMC Corporation	6,797	170,945
Hewlett-Packard Company	6,272	175,491
NetApp Incorporated	1,099	45,213
SanDisk Corporation	738	52,059
Seagate Technology plc	1,060	59,530
Western Digital Corporation	680	57,052

		2,255,964

Electronic Equipment, Instruments & Components: 0.26%
Amphenol Corporation Class A	512	45,660
Corning Incorporated	4,714	84,003
FLIR Systems Incorporated	464	13,966
Jabil Circuit Incorporated	610	10,638
TE Connectivity Limited	1,339	73,792

		228,059

Internet Software & Services: 1.98%
Akamai Technologies Incorporated †	576	27,176
eBay Incorporated †	3,816	209,460
Facebook Incorporated Class A †	5,575	304,730
Google Incorporated Class A †	919	1,029,932
VeriSign Incorporated †	417	24,928
Yahoo! Incorporated †	3,099	125,324

		1,721,550

IT Services: 2.26%
Accenture plc	2,080	171,018
Alliance Data Systems Corporation †	160	42,069
Automatic Data Processing Incorporated	1,556	125,740
Cognizant Technology Solutions Corporation Class A †	982	99,162
Computer Sciences Corporation	476	26,599
Fidelity National Information Services Incorporated	938	50,352

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

IT Services (continued)
Fiserv Incorporated †	843	$49,779
International Business Machines Corporation	3,341	626,671
MasterCard Incorporated Class A	333	278,208
Paychex Incorporated	1,058	48,171
Teradata Corporation †	522	23,746
Total System Services Incorporated	539	17,938
Visa Incorporated Class A	1,662	370,094
Western Union Company	1,792	30,912

		1,960,459

Office Electronics: 0.05%
Xerox Corporation	3,788	46,100

Semiconductors & Semiconductor Equipment: 1.25%
Altera Corporation	1,054	34,287
Analog Devices Incorporated	1,018	51,847
Applied Materials Incorporated	3,966	70,159
Broadcom Corporation Class A	1,772	52,540
First Solar Incorporated †	227	12,403
Intel Corporation	16,239	421,564
KLA-Tencor Corporation	544	35,066
Lam Research Corporation †	530	28,859
Linear Technology Corporation	763	34,755
LSI Corporation	1,774	19,549
Microchip Technology Incorporated «	650	29,088
Micron Technology Incorporated †	3,296	71,721
NVIDIA Corporation	1,884	30,182
Texas Instruments Incorporated	3,582	157,286
Xilinx Incorporated	876	40,226

		1,089,532

Software: 2.12%
Adobe Systems Incorporated †	1,509	90,359
Autodesk Incorporated †	733	36,892
CA Incorporated	1,054	35,467
Citrix Systems Incorporated †	597	37,760
Electronic Arts Incorporated †	1,013	23,238
Intuit Incorporated	933	71,207
Microsoft Corporation	24,462	915,613
Oracle Corporation	11,521	440,793
Red Hat Incorporated †	612	34,296
Salesforce.com Incorporated †	1,822	100,556
Symantec Corporation	2,288	53,951

		1,840,132

Materials: 2.16%

Chemicals: 1.57%
Air Products & Chemicals Incorporated	690	77,128
Airgas Incorporated	213	23,824

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	21

Security name	Shares	Value

Chemicals (continued)
CF Industries Holdings Incorporated	187	$43,578
E.I. du Pont de Nemours & Company	3,003	195,105
Eastman Chemical Company	504	40,673
Ecolab Incorporated	877	91,445
FMC Corporation	433	32,674
International Flavors & Fragrances Incorporated	263	22,613
LyondellBasell Industries NV Class A	1,403	112,633
Monsanto Company	1,712	199,534
Mosaic Company	1,120	52,942
PPG Industries Incorporated	456	86,485
Praxair Incorporated	954	124,049
Sherwin-Williams Company	277	50,830
Sigma-Aldrich Corporation	389	36,570
The Dow Chemical Company	3,930	174,492

		1,364,575

Construction Materials: 0.03%
Vulcan Materials Company	423	25,135

Containers & Packaging: 0.14%
Avery Dennison Corporation	312	15,659
Ball Corporation	467	24,125
Bemis Company Incorporated	334	13,681
MeadWestvaco Corporation	581	21,456
Owens-Illinois Incorporated †	539	19,285
Sealed Air Corporation	637	21,690

		115,896

Metals & Mining: 0.34%
Alcoa Incorporated	3,524	37,460
Allegheny Technologies Incorporated	359	12,791
Cliffs Natural Resources Incorporated «	497	13,026
Freeport-McMoRan Copper & Gold Incorporated Class B	3,360	126,806
Newmont Mining Corporation	1,599	36,825
Nucor Corporation	1,037	55,355
United States Steel Corporation	486	14,337

		296,600

Paper & Forest Products: 0.08%
International Paper Company	1,450	71,094

Telecommunication Services: 1.42%

Diversified Telecommunication Services: 1.33%
AT&T Incorporated	17,227	605,701
CenturyLink Incorporated	1,931	61,502
Frontier Communications Corporation «	3,224	14,992
Verizon Communications Incorporated	9,349	459,410
Windstream Holdings Incorporated «	1,950	15,561

		1,157,166

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Wireless Telecommunication Services: 0.09%
Crown Castle International Corporation †	1,082	$79,451

Utilities: 1.79%

Electric Utilities: 0.93%
American Electric Power Company Incorporated	1,565	73,148
Duke Energy Corporation	2,268	156,515
Edison International	1,043	48,291
Entergy Corporation	577	36,507
Exelon Corporation	2,758	75,542
FirstEnergy Corporation	1,339	44,160
NextEra Energy Incorporated	1,390	119,012
Northeast Utilities	1,020	43,238
Pepco Holdings Incorporated	808	15,457
Pinnacle West Capital Corporation	356	18,840
PPL Corporation	2,043	61,474
The Southern Company	2,838	116,670

		808,854

Gas Utilities: 0.07%
AGL Resources Incorporated	381	17,995
ONEOK Incorporated	665	41,350

		59,345

Independent Power Producers & Energy Traders: 0.07%
AES Corporation	2,133	30,950
NRG Energy Incorporated	1,044	29,984

		60,934

Multi-Utilities: 0.72%
Ameren Corporation	778	28,132
CenterPoint Energy Incorporated	1,374	31,849
CMS Energy Corporation	856	22,915
Consolidated Edison Incorporated	946	52,295
Dominion Resources Incorporated	1,864	120,582
DTE Energy Company	571	37,909
Integrys Energy Group Incorporated	256	13,929
NiSource Incorporated	1,004	33,012
PG&E Corporation	1,467	59,091
Public Service Enterprise Group Incorporated	1,635	52,385
SCANA Corporation	453	21,259
Sempra Energy	727	65,256
TECO Energy Incorporated	660	11,378
Wisconsin Energy Corporation	729	30,138
Xcel Energy Incorporated	1,605	44,840

		624,970

Total Common Stocks (Cost $32,855,025)		53,513,758

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	23

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 36.35%
U.S. Treasury Bond	2.75%	8-15-2042	$1,079,000	$851,398
U.S. Treasury Bond	2.75	11-15-2042	992,000	780,891
U.S. Treasury Bond	2.88	5-15-2043	1,416,000	1,142,756
U.S. Treasury Bond	3.00	5-15-2042	862,000	719,770
U.S. Treasury Bond	3.13	11-15-2041	1,729,000	1,487,210
U.S. Treasury Bond	3.13	2-15-2042	1,025,000	880,056
U.S. Treasury Bond	3.13	2-15-2043	1,236,000	1,053,690
U.S. Treasury Bond	3.50	2-15-2039	1,216,000	1,140,760
U.S. Treasury Bond	3.63	8-15-2043	1,348,000	1,267,752
U.S. Treasury Bond	3.75	8-15-2041	2,115,000	2,053,534
U.S. Treasury Bond	3.75	11-15-2043	985,000	948,216
U.S. Treasury Bond	3.88	8-15-2040	1,718,000	1,711,826
U.S. Treasury Bond	4.25	5-15-2039	1,241,000	1,318,563
U.S. Treasury Bond	4.25	11-15-2040	1,930,000	2,045,800
U.S. Treasury Bond	4.38	2-15-2038	688,000	746,050
U.S. Treasury Bond	4.38	11-15-2039	1,734,000	1,877,596
U.S. Treasury Bond	4.38	5-15-2040	1,951,000	2,111,653
U.S. Treasury Bond	4.38	5-15-2041	1,580,000	1,707,882
U.S. Treasury Bond	4.50	2-15-2036	916,000	1,015,901
U.S. Treasury Bond	4.50	5-15-2038	872,000	963,288
U.S. Treasury Bond	4.50	8-15-2039	1,098,000	1,212,604
U.S. Treasury Bond	4.63	2-15-2040	1,785,000	2,008,125
U.S. Treasury Bond	4.75	2-15-2037	404,000	463,211
U.S. Treasury Bond	4.75	2-15-2041	1,390,000	1,593,288
U.S. Treasury Bond	5.00	5-15-2037	421,000	499,214

Total U.S. Treasury Securities (Cost $31,780,524)				31,601,034

	Yield		Shares

Short-Term Investments: 1.82%

Investment Companies: 1.11%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06		881,690	881,690
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.08		82,375	82,375

				964,065

			Principal

U.S. Treasury Securities: 0.71%
U.S.Treasury Bill #(z)	0.03	3-27-2014	$619,000	618,910

Total Short-Term Investments (Cost $1,582,964)				1,582,975

Total investments in securities (Cost $66,218,513) *	99.73%	86,697,767
Other assets and liabilities, net	0.27	237,368

Total net assets	100.00%	$86,935,135

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2013

†	Non-income-earning security

(l)	Investment in an affiliate

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $68,600,945 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,421,706
Gross unrealized depreciation	(4,324,884)

Net unrealized appreciation	$18,096,822

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2013	Wells Fargo Advantage VT Index Asset Allocation Fund	25

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$85,026,143
In affiliated securities, at value (see cost below)	1,671,624

Total investments, at value (see cost below)	86,697,767
Cash	435
Receivable for Fund shares sold	112,810
Receivable for dividends and interest	391,396
Receivable for daily variation margin on open futures contracts	47,834
Receivable for securities lending income	52
Prepaid expenses and other assets	2,544

Total assets	87,252,838

Liabilities
Payable for Fund shares redeemed	77,915
Payable upon receipt of securities loaned	82,375
Payable for daily variation margin on open futures contracts	1,406
Advisory fee payable	33,020
Distribution fees payable	18,953
Due to other related parties	9,855
Shareholder report expenses payable	48,380
Professional fees payable	30,699
Accrued expenses and other liabilities	15,100

Total liabilities	317,703

Total net assets	$86,935,135

NET ASSETS CONSIST OF
Paid-in capital	$80,953,436
Undistributed net investment income	86,778
Accumulated net realized losses on investments	(14,849,528)
Net unrealized gains on investments	20,744,449

Total net assets	$86,935,135

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$86,935,135
Shares outstanding – Class 2	5,483,760
Net asset value per share – Class 2	$15.85

Investments in unaffiliated securities (including securities on loan), at cost	$64,736,568

Investments in affiliated securities, at cost	$1,481,945

Total investments, at cost	$66,218,513

Securities on loan, at value	$79,505

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Index Asset Allocation Fund	Statement of operations—year ended December 31, 2013

Investment income
Dividends*	$1,118,044
Interest	1,085,137
Income from affiliated securities	22,066
Securities lending income, net	2,538

Total investment income	2,227,785

Expenses
Advisory fee	477,029
Administration fees
Fund level	43,366
Class 2	69,386
Distribution fees
Class 2	216,831
Custody and accounting fees	45,151
Professional fees	44,915
Shareholder report expenses	29,151
Trustees’ fees and expenses	12,125
Other fees and expenses	21,889

Total expenses	959,843
Less: Fee waivers and/or expense reimbursements	(92,518)

Net expenses	867,325

Net investment income	1,360,460

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,258,941
Affiliated securities	(109,866)
Futures transactions	6,368,980

Net realized gains on investments	10,518,055

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,410,931
Affiliated securities	306,673
Futures transactions	(7,408)

Net change in unrealized gains (losses) on investments	3,710,196

Net realized and unrealized gains (losses) on investments	14,228,251

Net increase in net assets resulting from operations	$15,588,711

* Net of foreign dividend withholding taxes in the amount of	$265

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Index Asset Allocation Fund	27

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$1,360,460		$1,400,042
Net realized gains on investments		10,518,055		6,436,511
Net change in unrealized gains (losses) on investments		3,710,196		3,201,816

Net increase in net assets resulting from operations		15,588,711		11,038,369

Distributions to shareholders from
Net investment income - Class 2		(1,413,380)		(1,279,304)

	Shares		Shares
Capital share transactions
Proceeds from shares sold - Class 2	169,662	2,539,040	246,140	3,219,986
Reinvestment of distributions - Class 2	95,451	1,413,380	96,440	1,279,304
Payment for shares redeemed - Class 2	(1,077,142)	(15,983,942)	(1,443,157)	(18,869,318)

Net decrease in net assets resulting from capital share transactions		(12,031,522)		(14,370,028)

Total increase (decrease) in net assets		2,143,809		(4,610,963)

Net assets
Beginning of period		84,791,326		89,402,289

End of period		$86,935,135		$84,791,326

Undistributed net investment income		$86,778		$137,973

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$13.47	$12.09	$11.72	$10.53	$9.31
Net investment income	0.24	0.21	0.21	0.20	0.19
Net realized and unrealized gains (losses) on investments	2.39	1.36	0.54	1.18	1.22

Total from investment operations	2.63	1.57	0.75	1.38	1.41
Distributions to shareholders from
Net investment income	(0.25)	(0.19)	(0.38)	(0.19)	(0.19)
Net asset value, end of period	$15.85	$13.47	$12.09	$11.72	$10.53
Total return	19.63%	13.03%	6.48%	13.29%	15.46%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.13%	1.06%	1.10%	1.07%
Net expenses	1.00%	1.00%	0.99%	1.00%	1.00%
Net investment income	1.57%	1.58%	1.70%	1.76%	2.01%
Supplemental data
Portfolio turnover rate	11%	8%	17%	25%	43%
Net assets, end of period (000s omitted)	$86,935	$84,791	$89,402	$102,946	$113,271

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	29

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at

30	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	31

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,725	$(1,725)

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $10,883,722 with $7,159,155 expiring in 2016 and $3,724,567 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$53,513,758	$0	$0	$53,513,758
U.S. Treasury securities	31,601,034	0	0	31,601,034
Short-term investments
Investment companies	881,690	82,375	0	964,065
U.S. Treasury securities	618,910	0	0	618,910
	$86,615,392	$82,375	$0	$86,697,767

As of December 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)		Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts	$265,195	*	$0	$0	$265,195

*	Amount represents the net unrealized gains.

32	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and, for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,766,271	$2,082,076	$0	$12,097,396

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2013, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At December 31, 2013, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at December 31, 2013	Unrealized gains (losses)
3-20-2014	15 Long	S&P 500 Index	$6,904,125	$165,870
3-20-2014	3 Long	U.S. Treasury Bonds	384,938	(6,617)
3-20-2014	50 Short	U.S. Treasury Bonds	6,415,625	105,942

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	33

The Fund had an average notional amount of $19,190,099 and $18,010,493 in long and short futures contracts, respectively, during the year ended December 31, 2013.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$105,942	*	Net assets – Net unrealized gains on investments	$6,617	*
Equity contracts	Net assets – Net unrealized gains on investments	165,870	*	Net assets – Net unrealized gains on investments	0
		$271,812			$6,617

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the receivable for variation margin as of December 31, 2013, which represents the current day’s variation margin, is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity contracts	$4,554,764	$181,649
Interest rate contracts	1,814,216	(189,057)
	$6,368,980	$(7,408)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Investment type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount (not less than $0)
Futures - variation margin	Goldman Sachs	$47,834	$(1,406)	$0	$46,428

Investment type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount (not less than $0)
Futures - variation margin	Goldman Sachs	$1,406	$(1,406)	$0	$0

34	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $146 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,413,380 and $1,279,304 of ordinary income for the years ended December 31, 2013 and December 31, 2012, respectively.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$86,778	$16,778,643	$(10,883,722)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Index Asset Allocation Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Index Asset Allocation Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

36	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 72.82% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, 49.61% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products 12/16/13); Asset Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Index Asset Allocation Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222093 02-14 AVT2/AR148 12-13

Wells Fargo Advantage

VT International Equity Fund

Annual Report

December 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

European stock markets generally benefited from reduced uncertainty about a possible breakup of the eurozone.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT International Equity Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan fueled double-digit returns for major developed stock market indexes during the 12-month reporting period. Emerging markets lagged their developed counterparts, though.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, both stocks and bonds initially sold off after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

Finally, in a bid to fight Japan’s ongoing deflation, the Bank of Japan announced an aggressive bond-buying program aimed at achieving a 2% annual inflation rate.

Developed markets stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter. The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit, a dispute that was temporarily resolved only toward the end of the period.

European stock markets generally benefited from reduced uncertainty about a possible breakup of the eurozone. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September 2013, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s GDP increased for three quarters in a row beginning in the first quarter of 2013, and Japan’s stock market rallied for most of the period.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT International Equity Fund	3

Even though developed equity markets soared during the 12-month period, emerging markets languished. Much of the difference between developed and emerging markets equity returns came after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. The potential end of the Fed’s quantitative easing program, a significant source of global liquidity, had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets, such as the Philippines and Taiwan, delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale A. Winner, CFA

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	19.94	10.00	6.32	0.99	0.70
Class 2	7-31-2002	19.52	9.71	6.05	1.24	0.95
MSCI ACWI ex USA (Net)[4]	–	15.29	12.81	7.57	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	5

Growth of $10,000 investment[5] as of December 31, 2013

1.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund. Effective July 16, 2010, the Fund changed its name from Wells Fargo Advantage VT International Core Fund to Wells Fargo Advantage VT International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World ex. USA (MSCI ACWI ex. USA) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex. USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI ACWI ex USA (Net), for the 12-month period that ended December 31, 2013.

■	The Fund stands out for its overweight in many leading Japanese companies and rising exposures in undervalued European companies. European holdings generally aided results. Our results in Japan were also favorable, aided by our decision to hedge part of the portfolio’s yen exposure.

■	Holdings in the consumer discretionary sector detracted from relative results.

The Fund generated positive performance in absolute terms and relative to the MSCI ACWI ex USA Index (Net) in 2013. The investment team continued to employ our approach to fundamental research, searching globally for long-term, non-consensus values while maintaining a strong focus on risk management.

Ten largest equity holdings[6] (%) as of December 31, 2013
Daiwa Securities Group Incorporated	3.22
Toyota Motor Corporation	3.06
Zurich Financial Services AG	3.00
Valeant Pharmaceuticals International Incorporated	2.95
Mitsubishi UFJ Financial Group Incorporated	2.83
BP plc	2.80
Vodafone Group plc ADR	2.62
Metro AG	2.56
ENI SpA	2.52
Siemens AG	2.52

Both stock selection and regional exposures aided results in a favorable year for our investment style.

The Fund stands out for its overweight in many leading Japanese companies and rising exposures to undervalued European companies; both geographic regions generated positive stock-specific and allocation attribution. Results in Japan were aided by our decision to partially hedge the portfolio’s yen exposure, taking a yen overweight down to a benchmark weighting. Our underweight in emerging markets equities and the corresponding underweight in emerging markets currencies also contributed to positive performance during the reporting period. Looking at individual stocks, the top-performing positions included Daiwa Securities Group Incorporated, Valeant Pharmaceuticals International Incorporated, Metro AG, Vodafone Group plc, and Intesa Sanpaolo SpA.

Holdings in the consumer discretionary sector detracted from relative results, with Debenhams plc a notable laggard. Debenhams shares weakened in the latter part of the reporting period after the company said that costs were running higher than expected, putting pressure on its margins. Other poor-performing positions included Barrick Gold Corporation, which we no longer hold, Hengdeli Holdings Limited, China Everbright Limited, and Nitto Denko Corporation.

During the 12-month period, we resized specific equity positions based on their valuations relative to market expectations, which resulted in higher exposures to Japan and to a number of European markets, including the U.K., Germany, Switzerland, and Italy. Valuations of many stocks in both Europe and Japan were among the cheapest of all developed markets at midyear and remain so as of this writing.

We remain overweight in industrial specialty and conglomerates, wireless telecommunications, and department stores, while our bottom-up research process has resulted in an underweight in major banks, pharmaceuticals, and oil and gas equities.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	7

Sector distribution[7] as of December 31, 2013

We continue to see opportunities in Europe and Japan.

Given a European environment that we believe will likely experience continued negative pressure on regional economic growth, we are finding a number of highly attractive and undervalued stock ideas, many of which benefit from self-sustaining, self-help, or value-with-catalyst characteristics. We believe that Siemens AG is one such company. A large German industrial conglomerate, Siemens, recently embarked on a firmwide restructuring with a goal of reaching its target of 12% margins over the next five years. Another example is Vodafone, a U.K.-based mobile telecommunications provider undergoing a large-scale restructuring, most recently with the sale of its stake in Verizon Wireless. The sale not only generated proceeds for shareholders but also left a core business benefiting from an aggressive capital expenditure plan and a valuation discount to its European telecommunications peers.

Our primary Asian investments remain Japanese stocks, many of which are benefiting not just from new economic policies under Prime Minister Shinzo Abe but also from extremely strong earnings growth, low valuations relative to their history and to other global markets, and, perhaps most striking, a general lack of investor interest in Japan—despite the voluminous ink devoted to Prime Minister Abe, the Bank of Japan, and their master plan to rejuvenate the Japanese economy. We have focused on Japanese companies with strong and improving profitability, as we believe that Japan will develop a two-tiered market, with highly profitable companies that possess leading global technologies, products, or competitive positions gaining investment at the expense of highly leveraged, poorly profitable companies. We have identified Japanese investments based on their own merits, but, in many cases, these companies should also benefit from the potential continued reflation in local markets and the steady decline of the yen from its 2012 peak levels.

Looking ahead, we remain particularly watchful of ongoing developments in Europe, Japan, and emerging markets, and in our opinion, the inherent volatility and uncertainty caused by ongoing macroeconomic challenges should provide buying opportunities for fundamentally driven investors. While 2013 proved to be a year when markets rallied strongly in spite of significant investor anxiety, we believe that 2014 is likely to be a year in which reduced investor anxiety helps global growth, which would be a favorable backdrop for global equities.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,164.02	$3.76	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$1,162.40	$5.12	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT International Equity Fund	9

Security name	Shares	Value

Common Stocks: 96.51%

Canada: 4.03%
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	136,171	$3,901,299
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	90,967	10,679,526

		14,580,825

China: 4.48%
AutoNavi Holdings Limited ADR (Information Technology, Software) †«	146,602	2,089,079
Biostime International Holdings Limited (Consumer Staples, Food Products)	368,000	3,281,689
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	1,764,000	2,761,688
Industrial & Commercial Bank of China Limited Class H (Financials, Commercial Banks)	6,727,000	4,545,798
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,827,453	3,521,893

		16,200,147

Germany: 8.86%
Bayer AG (Health Care, Pharmaceuticals)	50,081	7,023,988
Metro AG (Consumer Staples, Food & Staples Retailing)	191,381	9,267,552
SAP AG (Information Technology, Software)	77,607	6,652,459
Siemens AG (Industrials, Industrial Conglomerates)	66,587	9,095,331

		32,039,330

Hong Kong: 5.72%
China Everbright Limited (Financials, Capital Markets)	5,196,000	8,215,179
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	646,000	6,698,013
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	24,377,213	5,752,976

		20,666,168

Italy: 5.29%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	378,375	9,104,074
Intesa Sanpaolo SpA (Financials, Commercial Banks)	3,255,808	8,035,349
Intesa Sanpaolo SpA - RSP (Financials, Commercial Banks)	984,020	1,980,486

		19,119,909

Japan: 24.77%
Asahi Glass Company Limited (Industrials, Building Products)	982,000	6,098,452
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	129,400	2,776,982
Capcom Company Limited (Information Technology, Software)	372,200	6,669,275
Daiichikosho Company Limited (Consumer Discretionary, Media)	64,900	1,834,037
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	315,000	6,087,029
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,167,000	11,635,647
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	696,000	5,260,811
Itochu Corporation (Industrials, Trading Companies & Distributors)	413,500	5,100,527
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	1,555,500	10,250,850
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	165,000	5,930,348
Mitsui OSK Lines Limited (Industrials, Marine)	1,556,000	7,003,551
Nitto Denko Corporation (Materials, Chemicals)	150,782	6,349,997
Sharp Corporation (Consumer Discretionary, Household Durables) †	1,102,000	3,495,091
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	181,500	11,064,761

		89,557,358

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT International Equity Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Netherlands: 2.51%
Akzo Nobel NV (Materials, Chemicals)	117,227	$9,085,902

Norway: 3.16%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) †144A	347,726	2,866,519
Marine Harvest ASA (Consumer Staples, Food Products)	7,019,648	8,546,997

		11,413,516

Russia: 2.42%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	192,481	4,163,364
Sberbank of Russia (Financials, Commercial Banks) (a)	1,463,209	4,591,550

		8,754,914

South Korea: 5.22%
Hana Financial Group Incorporated (Financials, Commercial Banks)	151,000	6,281,234
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)	10,837	7,076,561
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	25,296	5,512,939

		18,870,734

Sweden: 1.53%
Volvo AB Class B (Industrials, Machinery)	422,568	5,548,305

Switzerland: 8.06%
ABB Limited (Industrials, Electrical Equipment)	324,017	8,528,579
Novartis AG (Health Care, Pharmaceuticals)	78,010	6,226,458
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,341	3,529,533
Zurich Financial Services AG (Financials, Insurance)	37,490	10,863,926

		29,148,496

United Kingdom: 17.16%
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,254,642	10,139,845
Capita plc (Industrials, Professional Services)	450,236	7,738,999
Debenhams plc (Consumer Discretionary, Media)	5,500,149	6,648,819
Man Group plc (Financials, Capital Markets)	6,156,399	8,665,485
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	68,661	5,449,602
Smiths Group plc (Industrials, Industrial Conglomerates)	226,166	5,542,890
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	241,302	9,485,582
Wolseley plc (Industrials, Trading Companies & Distributors)	147,667	8,375,124

		62,046,346

United States: 3.30%
Apple Incorporated (Information Technology, Computers & Peripherals)	9,285	5,209,906
QUALCOMM Incorporated (Information Technology, Communications Equipment)	90,604	6,727,344

		11,937,250

Total Common Stocks (Cost $285,624,399)		348,969,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT International Equity Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 2.33%

Investment Companies: 2.33%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	6,922,771	$6,922,771
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.08	1,503,435	1,503,435

Total Short-Term Investments (Cost $8,426,206)			8,426,206

Total investments in securities
(Cost $294,050,605) *	98.84%	357,395,406
Other assets and liabilities, net	1.16	4,189,972

Total net assets	100.00%	$361,585,378

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $295,249,219 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$73,306,468
Gross unrealized depreciation	(11,160,281)

Net unrealized appreciation	$62,146,187

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT International Equity Fund	Statement of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$348,969,200
In affiliated securities, at value (see cost below)	8,426,206

Total investments, at value (see cost below)	357,395,406
Foreign currency, at value (see cost below)	2,766,654
Receivable for Fund shares sold	23,607
Receivable for dividends	1,094,622
Unrealized gains on forward foreign currency contracts	2,369,398
Prepaid expenses and other assets	1,250

Total assets	363,650,937

Liabilities
Payable for Fund shares redeemed	182,909
Payable upon receipt of securities loaned	1,503,435
Advisory fee payable	153,194
Distribution fees payable	68,904
Due to other related parties	40,536
Accrued expenses and other liabilities	116,581

Total liabilities	2,065,559

Total net assets	$361,585,378

NET ASSETS CONSIST OF
Paid-in capital	$284,517,618
Undistributed net investment income	7,235,405
Accumulated net realized gains on investments	4,060,033
Net unrealized gains on investments	65,772,322

Total net assets	$361,585,378

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$42,020,641
Shares outstanding – Class 1	7,666,397
Net asset value per share – Class 1	$5.48
Net assets – Class 2	$319,564,737
Shares outstanding – Class 2	58,063,229
Net asset value per share – Class 2	$5.50

Investments in unaffiliated securities (including securities on loan), at cost	$285,624,399

Investments in affiliated securities, at cost	$8,426,206

Total investments, at cost	$294,050,605

Securities on loan, at value	$1,428,263

Foreign currency, at cost	$2,813,760

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended December 31, 2013	Wells Fargo Advantage VT International Equity Fund	13

Investment income
Dividends*	$10,054,480
Securities lending income, net	398,673
Income from affiliated securities	10,711

Total investment income	10,463,864

Expenses
Advisory fee	2,592,917
Administration fees
Fund level	172,861
Class 1	33,289
Class 2	243,289
Distribution fees
Class 2	760,276
Custody and accounting fees	103,140
Professional fees	45,299
Shareholder report expenses	69,316
Trustees’ fees and expenses	12,304
Other fees and expenses	23,354

Total expenses	4,056,045
Less: Fee waivers and/or expense reimbursements	(910,285)

Net expenses	3,145,760

Net investment income	7,318,104

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	8,431,966
Forward foreign currency contract transactions	(20,195)

Net realized gains on investments	8,411,771

Net change in unrealized gains (losses) on:
Unaffiliated securities	44,776,007
Forward foreign currency contract transactions	2,369,398

Net change in unrealized gains (losses) on investments	47,145,405

Net realized and unrealized gains (losses) on investments	55,557,176

Net increase in net assets resulting from operations	$62,875,280

* Net of foreign dividend withholding taxes in the amount of	$762,007

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT International Equity Fund	Statement of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$7,318,104		$7,648,179
Net realized gains on investments		8,411,771		17,673,037
Net change in unrealized gains (losses) on investments		47,145,405		13,596,141

Net increase in net assets resulting from operations		62,875,280		38,917,357

Distributions to shareholders from
Net investment income
Class 1		(975,031)		(710,713)
Class 2		(6,448,989)		(3,679,763)
Net realized gains
Class 1		(2,022,711)		(2,880,130)
Class 2		(14,996,715)		(18,350,536)

Total distributions to shareholders		(24,443,446)		(25,621,142)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	886,423	4,581,525	523,466	2,529,203
Class 2	2,050,177	10,408,251	12,377,052	61,174,208

		14,989,776		63,703,411

Reinvestment of distributions
Class 1	610,538	2,997,742	850,911	3,590,843
Class 2	4,341,236	21,445,704	5,195,825	22,030,299

		24,443,446		25,621,142

Payment for shares redeemed
Class 1	(2,556,446)	(13,206,020)	(2,295,613)	(10,998,255)
Class 2	(8,200,329)	(42,867,613)	(5,325,814)	(25,537,835)

		(56,073,633)		(36,536,090)

Net increase (decrease) in net assets resulting from capital share transactions		(16,640,411)		52,788,463

Total increase in net assets		21,791,423		66,084,678

Net assets
Beginning of period		339,793,955		273,709,277

End of period		$361,585,378		$339,793,955

Undistributed net investment income		$7,235,405		$7,413,514

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$4.94	$4.77	$5.75	$5.15	$4.64
Net investment income	0.12 [2]	0.13 [2]	0.11 [2]	0.05 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	0.82	0.45	(0.80)	0.78	0.55

Total from investment operations	0.94	0.58	(0.69)	0.83	0.66
Distributions to shareholders from
Net investment income	(0.13)	(0.08)	(0.04)	(0.05)	(0.15)
Net realized gains	(0.27)	(0.33)	(0.25)	(0.18)	0.00

Total distributions to shareholders	(0.40)	(0.41)	(0.29)	(0.23)	(0.15)
Net asset value, end of period	$5.48	$4.94	$4.77	$5.75	$5.15
Total return	19.94%	13.68%	(12.79)%	16.79%	15.95%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.98%	0.97%	0.85%	0.68%
Net expenses	0.69%	0.69%	0.69%	0.66%	0.68%
Net investment income	2.36%	2.68%	2.06%	1.04%	2.31%
Supplemental data
Portfolio turnover rate	32%	140%	66%	60%	205%
Net assets, end of period (000s omitted)	$42,021	$43,089	$46,017	$67,659	$69,407

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$4.96	$4.78	$5.74	$5.15	$4.64
Net investment income	0.11 [2]	0.11	0.09 [2]	0.06 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	0.82	0.47	(0.79)	0.75	0.62

Total from investment operations	0.93	0.58	(0.70)	0.81	0.66
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.01)	(0.04)	(0.15)
Net realized gains	(0.27)	(0.33)	(0.25)	(0.18)	0.00

Total distributions to shareholders	(0.39)	(0.40)	(0.26)	(0.22)	(0.15)
Net asset value, end of period	$5.50	$4.96	$4.78	$5.74	$5.15
Total return	19.52%	13.48%	(12.91)%	16.50%	15.47%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.23%	1.22%	0.97%	0.89%
Net expenses	0.94%	0.94%	0.94%	0.89%	0.89%
Net investment income	2.08%	2.41%	1.75%	1.22%	0.70%
Supplemental data
Portfolio turnover rate	32%	140%	66%	60%	205%
Net assets, end of period (000s omitted)	$319,565	$296,705	$227,692	$218,348	$891,137

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

18	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	19

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(72,193)	$72,193

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $2,669,056 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$344,377,650	$4,591,550	$0	$348,969,200
Short-term investments
Investment companies	6,922,771	1,503,435	0	8,426,206
	$351,300,421	$6,094,985	$0	$357,395,406

As of December 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$2,369,398	*	$0	$2,369,398

*	Amount represents the net unrealized gains.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $104,126,678 and $130,953,999, respectively.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	21

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At December 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at December 31, 2013	In exchange for U.S. $	Unrealized gains
1-7-2014	Barclays	607,282,000	JPY	$5,766,613	$6,208,984	$442,371
1-7-2014	Barclays	1,186,893,500	JPY	11,270,473	12,214,609	944,136
1-7-2014	Barclays	726,519,000	JPY	6,898,861	7,163,271	264,410
1-7-2014	Barclays	104,429,000	JPY	991,634	1,059,758	68,124
1-7-2014	Barclays	788,215,000	JPY	7,484,712	8,135,069	650,357

The Fund had average contract amounts of $818,831 and $21,885,314 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Investment type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount (not less than $0)
Forward foreign currency contracts	Barclays	$2,369,398*	$0	$0	$2,369,398

*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $706 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

22	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Year ended December 31
	2013	2012
Ordinary income	$7,424,020	$4,390,476
Long-term capital gain	17,019,426	21,230,666

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$9,614,241	$7,927,704	$62,204,310	$(2,669,056)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT International Equity Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT International Equity Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

24	Wells Fargo Advantage VT International Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $17,019,426 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2013.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901 (j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$362,620	$0.0036	76.28%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT International Equity Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage VT International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT International Equity Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222094 02-14 AVT3/AR149 12-13

Wells Fargo Advantage VT Intrinsic Value Fund

Annual Report

December 31, 2013

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The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Intrinsic Value Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, the prices of both stocks and bonds initially fell after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	3

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Miguel E. Giaconi, CFA

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 2	5-6-1996	30.30	15.17	6.27	1.15	1.01
Russell 1000® Value Index[4]	–	32.53	16.67	7.58	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2013

1.	Historical performance shown for Class 2 of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Wells Fargo Advantage VT Equity Income Fund.

2.	Reflects the expense ratios as stated in the most recent prospectus.

3.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After FeeWaiver, excluding certain expenses, at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended December 31, 2013.

■	Stock selection accounted for all of the Fund’s underperformance. Relative sector weightings, which are a by-product of our bottom-up security selection process, were net contributors during the period.

■	Security selection in the information technology (IT) and consumer staples sectors detracted from relative return. However, the negative effect was partially offset by an overweight in the IT sector, which was the best-performing sector in the index. Stock selection in the energy and financials sectors, as well as an underweight in the weak-performing energy sector, enhanced relative performance.

Stock selection was the primary source of underperformance during the 12-month period.

During the period, stock selection in the IT and consumer staples sectors subtracted value from relative return. However, the negative effect was partially offset by an overweight in the IT sector, which was the best-performing sector in the index. (Sector weights are purely the result of our bottom-up stock selection process.) Primary detractors included technology solutions provider International Business Machines Corporation (IBM) in the IT sector and consumer goods provider Unilever NV in the consumer staples sector.

Ten largest equity holdings[6] (%) as of December 31, 2013
Zions Bancorporation	3.17
The Boeing Company	3.14
Walt Disney Company	2.98
NextEra Energy Incorporated	2.88
Goldman Sachs Group Incorporated	2.81
TRW Automotive Holdings Corporation	2.72
Honeywell International Incorporated	2.62
PepsiCo Incorporated	2.59
Time Warner Incorporated	2.57
E.I. du Pont de Nemours & Company	2.56

On the positive side, security selection in the energy and financials sectors, as well as an underweight in the weak-performing energy sector, enhanced relative performance. Top contributors across the portfolio included integrated energy company, Hess Corporation, in the energy sector and broker/dealer, Charles Schwab Corporation, in the financials sector.

The Fund’s non-U.S. holdings detracted value relative to the Russell 1000 Value Index during the past 12 months. However, we continue to maintain our global research perspective, which we believe allows us to better understand the companies in which we invest by providing context on their worldwide competitors, suppliers, and customers.

Sector distribution[7] as of December 31, 2013

During the past 12 months, we added a few high-quality investments to the Fund’s holdings and divested a few positions according to our disciplined sell process.

Consistent with our long-term investment perspective, annual portfolio turnover remained less than 25%, and the Fund’s positioning relative to the benchmark shifted only moderately. The Fund’s overweight in the consumer discretionary sector increased with a new investment in Paris-based retailer Kering (formerly known as PPR S.A.). With the announced acquisition and then subsequent sale of food products manufacturer H. J. Heinz Company, the Fund’s overweight in the consumer staples sector declined. Additionally, the Fund’s significant overweight in the IT sector narrowed with the divestment of the world’s largest online marketplace, eBay Incorporated, and reductions to existing positions in IBM and technology products and service provider EMC Corporation. Both investments were reduced to moderate the Fund’s

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	7

exposure to corporate IT spending. The Fund’s underweight in the materials sector was reduced with the recent purchase of chemical and agriculture company E. I. du Pont de Nemours and Company. Lastly, the Fund’s underweight in the financials sector was reduced by our purchases of global financial services firms UBS AG and Goldman Sachs Group Incorporated, but the purchases were partially offset by the sale of regional bank M&T Bank Corporation. Meanwhile, the Fund remained noticeably overweight in industrials and meaningfully underweight in energy.

We believe individual company fundamentals will ultimately determine security performance.

The past year brought a plethora of events for investors to digest, and the market moved in unison with major news releases. In the short run, market participants often failed to reward high-quality businesses. In certain sectors, low-quality businesses outperformed. Amid the market euphoria, we continued adhering to our disciplined investment process. We remained focused on individual companies rather than on broad, top-down macroeconomic or sector forecasts. Although the unprecedented level of accommodative monetary policies by world central banks created a more challenging investment landscape for fundamental investors, our investment team was still able to find new investment candidates for the Fund.

While we cannot accurately foretell the final outcome of the Federal Reserve’s (Fed’s) monumental monetary stimulus program, signs are emerging that quantitative easing may be finally trickling down to the real economy. As the Fed proceeds with tapering, we anticipate that company-specific fundamentals will come back into play—which may create a more favorable environment for bottom-up, company-focused investment philosophies such as ours.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,147.00	$5.41	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 94.18%

Consumer Discretionary: 13.52%

Auto Components: 2.72%
TRW Automotive Holdings Corporation †	18,800	$1,398,532

Media: 5.55%
Time Warner Incorporated	18,898	1,317,569
Walt Disney Company	20,020	1,529,528

		2,847,097

Specialty Retail: 3.45%
Home Depot Incorporated	13,400	1,103,356
Tiffany & Company	7,200	668,016

		1,771,372

Textiles, Apparel & Luxury Goods: 1.80%
Kering Unsponsored ADR	43,639	923,929

Consumer Staples: 8.89%

Beverages: 4.48%
Diageo plc ADR	7,350	973,287
PepsiCo Incorporated	16,017	1,328,450

		2,301,737

Food Products: 4.41%
The Hershey Company	11,900	1,157,037
Unilever NV ADR	27,508	1,106,647

		2,263,684

Energy: 6.78%

Energy Equipment & Services: 3.21%
FMC Technologies Incorporated †	12,545	654,974
Schlumberger Limited	11,000	991,210

		1,646,184

Oil, Gas & Consumable Fuels: 3.57%
Hess Corporation	6,050	502,150
Occidental Petroleum Corporation	13,490	1,282,899
QEP Resources Incorporated	1,573	48,212

		1,833,261

Financials: 19.63%

Capital Markets: 11.65%
Charles Schwab Corporation	42,891	1,115,166
Franklin Resources Incorporated	19,800	1,143,054
Goldman Sachs Group Incorporated	8,149	1,444,492
Northern Trust Corporation	19,300	1,194,477
UBS AG	56,466	1,086,971

		5,984,160

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Commercial Banks: 5.46%
SunTrust Banks Incorporated	31,885	$1,173,687
Zions Bancorporation	54,400	1,629,824

		2,803,511

Diversified Financial Services: 2.52%
JPMorgan Chase & Company	22,136	1,294,513

Health Care: 10.39%

Health Care Equipment & Supplies: 4.44%
Abbott Laboratories	32,267	1,236,794
Baxter International Incorporated	15,000	1,043,250

		2,280,044

Health Care Providers & Services: 4.73%
Cigna Corporation	14,933	1,306,339
Express Scripts Holding Company †	16,000	1,123,840

		2,430,179

Pharmaceuticals: 1.22%
Abbvie Incorporated	11,800	623,158

Industrials: 13.27%

Aerospace & Defense: 7.34%
Honeywell International Incorporated	14,715	1,344,510
Huntington Ingalls Industries Incorporated	9,000	810,090
The Boeing Company	11,824	1,613,858

		3,768,458

Air Freight & Logistics: 2.50%
United Parcel Service Incorporated Class B	12,221	1,284,183

Electrical Equipment: 1.64%
Sensata Technologies Holdings NV †	21,733	842,588

Machinery: 1.79%
Deere & Company	10,065	919,236

Information Technology: 14.55%

Communications Equipment: 2.47%
QUALCOMM Incorporated	17,104	1,269,972

Computers & Peripherals: 3.87%
Apple Incorporated	1,830	1,026,831
EMC Corporation	38,176	960,126

		1,986,957

IT Services: 1.44%
International Business Machines Corporation	3,941	739,213

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Intrinsic Value Fund	11

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 1.92%
Texas Instruments Incorporated		22,474	$986,833

Software: 4.85%
Intuit Incorporated		16,678	1,272,865

Oracle Corporation		31,737	1,214,258

			2,487,123

Materials: 2.56%

Chemicals: 2.56%
E.I. du Pont de Nemours & Company		20,254	1,315,902

Utilities: 4.59%

Electric Utilities: 4.59%
NextEra Energy Incorporated		17,300	1,481,227
Northeast Utilities		20,690	877,049

			2,358,276

Total Common Stocks (Cost $32,987,428)			48,360,102

	Yield

Short-Term Investments: 6.31%

Investment Companies: 6.31%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	3,239,684	3,239,684

Total Short-Term Investments (Cost $3,239,684)			3,239,684

Total investments in securities
(Cost $36,227,112) *	100.49%	51,599,786
Other assets and liabilities, net	(0.49)	(254,108)

Total net assets	100.00%	$51,345,678

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $36,229,834 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,396,814
Gross unrealized depreciation	(26,862)

Net unrealized appreciation	$15,369,952

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$48,360,102
In affiliated securities, at value (see cost below)	3,239,684

Total investments, at value (see cost below)	51,599,786
Receivable for investments sold	60,248
Receivable for Fund shares sold	138,951
Receivable for dividends	64,073
Receivable for securities lending income	79
Prepaid expenses and other assets	594

Total assets	51,863,731

Liabilities
Payable for investments purchased	343,076
Payable for Fund shares redeemed	71,984
Advisory fee payable	18,956
Distribution fees payable	11,027
Due to other related parties	5,734
Shareholder report expenses payable	26,305
Professional fees payable	37,246
Accrued expenses and other liabilities	3,725

Total liabilities	518,053

Total net assets	$51,345,678

NET ASSETS CONSIST OF
Paid-in capital	$36,508,123
Undistributed net investment income	367,806
Accumulated net realized losses on investments	(902,925)
Net unrealized gains on investments	15,372,674

Total net assets	$51,345,678

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$51,345,678
Shares outstanding – Class 2	2,721,548
Net asset value per share – Class 2	$18.87

Investments in unaffiliated securities, at cost	$32,987,428

Investments in affiliated securities, at cost	$3,239,684

Total investments, at cost	$36,227,112

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2013	Wells Fargo Advantage VT Intrinsic Value Fund	13

Investment income
Dividends *	$856,402
Securities lending income, net	7,448
Income from affiliated securities	1,494

Total investment income	865,344

Expenses
Advisory fee	273,639
Administration fees
Fund level	24,876
Class 2	39,802
Distribution fees
Class 2	124,381
Custody and accounting fees	9,224
Professional fees	44,332
Shareholder report expenses	25,331
Trustees’ fees and expenses	12,505
Other fees and expenses	3,987

Total expenses	558,077
Less: Fee waivers and/or expense reimbursements	(60,551)

Net expenses	497,526

Net investment income	367,818

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	5,759,618
Net change in unrealized gains (losses) on investments	6,914,033

Net realized and unrealized gains (losses) on investments	12,673,651

Net increase in net assets resulting from operations	$13,041,469

* Net of foreign dividend withholding taxes in the amount of	$10,216

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$367,818		$509,082
Net realized gains on investments		5,759,618		4,170,986
Net change in unrealized gains (losses) on investments		6,914,033		3,804,036

Net increase in net assets resulting from operations		13,041,469		8,484,104

Distributions to shareholders from
Net investment income – Class 2		(511,372)		(637,443)

	Shares		Shares
Capital share transactions
Proceeds from shares sold – Class 2	224,079	3,709,143	137,805	1,899,069
Reinvestment of distributions – Class 2	29,800	511,372	48,255	637,443
Payment for shares redeemed – Class 2	(714,028)	(11,967,978)	(730,691)	(10,104,674)

Net decrease in net assets resulting from capital share transactions		(7,747,463)		(7,568,162)

Total increase in net assets		4,782,634		278,499

Net assets
Beginning of period		46,563,044		46,284,545

End of period		$51,345,678		$46,563,044

Undistributed net investment income		$367,806		$510,501

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1],2	2009[2]
Net asset value, beginning of period	$14.63	$12.42	$12.76	$11.31	$9.88
Net investment income	0.15	0.18	0.18	0.16	0.19
Net realized and unrealized gains (losses) on investments	4.27	2.22	(0.45)	1.39	1.44

Total from investment operations	4.42	2.40	(0.27)	1.55	1.63
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.07)	(0.10)	(0.20)
Net asset value, end of period	$18.87	$14.63	$12.42	$12.76	$11.31
Total return	30.30%	19.47%	(2.15)%	13.83%	16.86%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.14%	1.17%	1.10%	1.18%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.74%	1.07%	1.17%	1.29%	1.94%
Supplemental data
Portfolio turnover rate	22%	22%	26%	72%	16%
Net assets, end of period (000s omitted)	$51,346	$46,563	$46,285	$58,832	$54,441

1.	After the close of business on July 16, 2010, existing shares of Wells Fargo Advantage VT Equity Income Fund were renamed Class 2 shares.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	17

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$6	$859	$(865)

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $900,203 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$47,436,173	$923,929	$0	$48,360,102
Short-term investments
Investment companies	3,239,684	0	0	3,239,684
	$50,675,857	$923,929	$0	$51,599,786

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% which is calculated based on its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $10,673,720 and $19,612,539, respectively.

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	19

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $82 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $511,372 and $637,443 of ordinary income for the years ended December 31, 2013 and December 31, 2012, respectively.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$367,806	$15,369,952	$(900,203)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

20	Wells Fargo Advantage VT Intrinsic Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Intrinsic Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	21

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Advantage VT Intrinsic Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

24	Wells Fargo Advantage VT Intrinsic Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222095 02-14 AVT4/AR150 12-13

Wells Fargo Advantage VT Omega Growth Fund

Annual Report

December 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Omega Growth Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, the prices of both stocks and bonds initially fell after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	3

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-85222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	3-6-1997	40.22	22.55	10.27	0.80	0.75
Class 2	7-21-2002	39.88	22.24	9.99	1.05	1.00
Russell 3000® Growth Index[4]	–	34.23	20.56	7.95	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	5

Growth of $10,000 investment[5] as of December 31, 2013

1.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended December 31, 2013.

■	Stock selection in the information technology (IT) and consumer staples sectors was additive to performance during the period. Stock selection in the pharmaceuticals industry provided a significant headwind for relative performance.

■	The U.S. equity market delivered strong performance in 2013 despite some volatility along the way.

■	We view the stock market appreciation during 2013 as a correction from overly pessimistic valuations in prior years and not indicative of an overvalued market. Superior earnings growth profiles have yet to be fully valued, and we continue to see upside into 2014 for many of our investment themes.

2013 asset class overview

The 2013 U.S. equity market was much like a long road trip. The drive clearly was successful and enjoyable for investors, but the trip was not without its share of speed bumps, congestion, and detours. The journey started on a high note in the first quarter; investors looked beyond geopolitical events and government gridlock, focusing instead on significant policy stimulus from global central bankers and clear signs of improving housing and employment markets. In the second quarter, however, two speed bumps surfaced. A series of mixed U.S. economic data, coupled with the Federal Reserve’s (Fed’s) discussion about eventually tapering its quantitative easing program, triggered significant investor concern. But pleasant driving conditions returned in the third quarter as investors shifted gears, abandoned their defensive bias, and displayed a clear preference for risk assets. Valuation multiples expanded, fundamentals were rewarded, and the more cyclical sectors of the equity market enjoyed a strong rally. A bit of winter fog early in the fourth quarter slowed driving once again, but a surprise budget compromise and strong U.S. economic data improved visibility, and the pace picked back up. Over the course of 2013, foreign investors came to realize that the U.S. offers the best road conditions for investing because the U.S. economy is in significantly better shape than the economies of other developed markets. As 2013 ended, capital flowed into U.S. stocks in a broad-based rally, capping an impressive year for U.S. equity investors.

Ten largest equity holdings[6] (%) as of December 31, 2013
Google Incorporated Class A	3.94
Amazon.com Incorporated	3.19
Apple Incorporated	2.82
Visa Incorporated Class A	2.43
Kansas City Southern	2.39
Alliance Data Systems Corporation	2.32
IntercontinentalExchange Group Incorporated	2.17
SBA Communications Corporation Class A	2.13
Gilead Sciences Incorporated	2.10
Facebook Incorporated Class A	2.09

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings, which represent 40%–50% of assets, are companies with stable growth records, proven management teams, and relatively low volatility. Developing situations, which also represent 40%–50% of the portfolio, are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. Developing situations are characterized by an attractive valuation level and average volatility. The remainder of the portfolio (5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility.

Our conviction level always drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Effective security selection enabled the Fund to outperform its benchmark.

Security selection in the IT sector contributed significantly to returns in 2013. Results from credit card-related IT services firms were strong—especially Alliance Data Systems Corporation, which rose sharply after it posted better-than-expected earnings growth and its Canadian loyalty business enjoyed improved business trends. Electronic payment processors also delivered a strong year, especially MasterCard Incorporated, and Vantiv Incorporated. Our IT positioning consistently has

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	7

favored companies with exposure to secular growth themes. Facebook Incorporated was up sharply because investors rewarded the company’s efforts to monetize advertising through its enhanced mobile application. LinkedIn Corporation also contributed, reporting stronger-than-estimated revenue and earnings growth.

Although many firms in the consumer staples sector lack the attributes we require, we identified select companies that, in our opinion, had strong growth profiles and the ability to improve margins and gain market share. One such firm, Constellation Brands Incorporated, delivered a large contribution to the portfolio’s annual returns. We purchased the stock with the thesis that Constellation’s acquisition of the U.S. distribution rights and production facilities of beer brands owned by Groupo Modelo materially improved the company’s growth profile.

Security selection within the health care sector yielded mixed results in 2013. Although strength was visible among biotechnology and health care providers/services companies, selection within the pharmaceutical industry weighed on performance—particularly Allergan Incorporated which suffered an unexpected delay of approval for a key drug that could expand the company in the fast-growing macular degeneration market.

Sector distribution[7] as of December 31, 2013

2014 outlook

As we move into 2014, many investors question the durability of the U.S. equities rally. They wonder whether the market has become overvalued and are concerned about the economy’s ability to thrive as the Fed winds down quantitative easing. We acknowledge that several constructive developments—a resurgence of U.S. manufacturing, strength in durable goods, a stronger housing market—have been factored into equity valuations. As a result, 2013 was a year of rising multiples for a broad swath of industries. However, we view the stock market appreciation as a correction of overly pessimistic valuations in previous years, not as overvaluation, and believe U.S. stocks remain reasonably priced.

Even as our view remains optimistic for U.S. equities, we maintain a steady balance in the portfolio. We believe the portfolio’s superior earnings growth profile has not been fully valued and stands to benefit as the market shifts into a more discerning phase. We see continued upside in portfolio themes such as internet commerce, U.S. manufacturing and energy production, credit card-transaction growth, and innovations in biotechnology and generic drugs. And, we remain confident in our disciplined investment process, through which we dig deep to develop edge and construct portfolios one stock at time, based on a bottom-up conviction. Unwavering dedication to our proven process enabled the Fund to outperform in 2013.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio

Class 1
Actual	$1,000.00	$1,247.44	$4.25	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,246.08	$5.66	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.31%

Consumer Discretionary: 24.80%

Auto Components: 1.13%
Delphi Automotive plc	23,330	$1,402,832

Distributors: 1.31%
LKQ Corporation †	49,770	1,637,433

Hotels, Restaurants & Leisure: 1.76%
Starbucks Corporation	27,887	2,186,062

Internet & Catalog Retail: 6.50%
Amazon.com Incorporated †	9,950	3,967,961
Netflix Incorporated †	4,900	1,804,033
Priceline.com Incorporated †	2,000	2,324,800

		8,096,794

Media: 6.04%
AMC Networks Incorporated Class A †	26,280	1,789,931
Discovery Communications Incorporated †	22,259	1,866,640
Liberty Global plc Class A †	8,864	788,807
Liberty Global plc Class C †	21,179	1,785,813
Sirius XM Holdings Incorporated	370,670	1,293,638

		7,524,829

Specialty Retail: 6.11%
AutoNation Incorporated †	30,820	1,531,446
Best Buy Company Incorporated	40,140	1,600,783
Home Depot Incorporated	17,200	1,416,248
Restoration Hardware Holdings Incorporated †	18,544	1,248,011
TJX Companies Incorporated	28,350	1,806,746

		7,603,234

Textiles, Apparel & Luxury Goods: 1.95%
Michael Kors Holdings Limited †	17,200	1,396,468
Under Armour Incorporated Class A †	11,830	1,032,759

		2,429,227

Consumer Staples: 2.03%

Beverages: 2.03%
Constellation Brands Incorporated Class A †	35,860	2,523,827

Energy: 4.51%

Oil, Gas & Consumable Fuels: 4.51%
Antero Resources Corporation †	16,749	1,062,557
Concho Resources Incorporated †	8,120	876,960
Gulfport Energy Corporation †	15,530	980,720
Marathon Petroleum Corporation	10,600	972,338
Pioneer Natural Resources Company	9,342	1,719,582

		5,612,157

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Financials: 5.69%

Capital Markets: 1.56%
Affiliated Managers Group Incorporated †	8,939	$1,938,690

Consumer Finance: 1.32%
American Express Company	18,100	1,642,213

Diversified Financial Services: 2.17%
IntercontinentalExchange Group Incorporated	12,000	2,699,040

Insurance : 0.64%
eHealth Incorporated †	17,290	803,812

Health Care: 15.82%

Biotechnology: 6.88%
Alexion Pharmaceuticals Incorporated †	16,492	2,194,426
Biogen IDEC Incorporated †	5,970	1,670,108
Celgene Corporation †	12,340	2,084,966
Gilead Sciences Incorporated †	34,880	2,621,232

		8,570,732

Health Care Equipment & Supplies: 1.28%
Boston Scientific Corporation †	131,990	1,586,520

Health Care Providers & Services: 3.28%
Cardinal Health Incorporated	12,740	851,159
Envision Healthcare Holdings Incorporated †	33,929	1,205,158
McKesson Corporation	8,360	1,349,304
Team Health Holdings Incorporated †	14,965	681,656

		4,087,277

Pharmaceuticals: 4.38%
Abbvie Incorporated	22,800	1,204,068
Actavis plc †	9,650	1,621,200
Bristol-Myers Squibb Company	31,810	1,690,702
Shire plc ADR	6,610	933,927

		5,449,897

Industrials: 14.54%

Aerospace & Defense : 3.02%
B/E Aerospace Incorporated †	22,460	1,954,694
Precision Castparts Corporation	6,700	1,804,310

		3,759,004

Airlines: 3.11%
Copa Holdings SA Class A	11,700	1,873,287
Delta Air Lines Incorporated	72,890	2,002,288

		3,875,575

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Omega Growth Fund	11

Security name	Shares	Value

Building Products: 1.30%
Fortune Brands Home & Security Incorporated	35,439	$1,619,562

Construction & Engineering: 0.76%
Quanta Services Incorporated †	30,120	950,587

Electrical Equipment: 1.52%
Eaton Corporation plc	24,800	1,887,776

Professional Services: 1.17%
Advisory Board Company †	17,520	1,115,498
Verisk Analytics Incorporated Class A †	5,209	342,335

		1,457,833

Road & Rail: 2.40%
Kansas City Southern	24,075	2,981,207

Trading Companies & Distributors: 1.26%
United Rentals Incorporated †	20,150	1,570,693

Information Technology: 28.30%

Computers & Peripherals: 3.92%
Apple Incorporated	6,260	3,512,549
Stratasys Limited †	10,139	1,365,723

		4,878,272

Electronic Equipment, Instruments & Components: 0.70%
Cognex Corporation	22,700	866,686

Internet Software & Services: 7.33%
Facebook Incorporated Class A †	47,705	2,607,555
Google Incorporated Class A †	4,380	4,908,710
LinkedIn Corporation Class A †	7,240	1,569,849
Twitter Incorporated «†	728	46,337

		9,132,451

IT Services: 8.06%
Alliance Data Systems Corporation †	10,990	2,889,601
MasterCard Incorporated Class A	2,196	1,834,670
Vantiv Incorporated Class A †	70,318	2,293,070
Visa Incorporated Class A	13,586	3,025,330

		10,042,671

Semiconductors & Semiconductor Equipment: 2.93%
ARM Holdings plc	32,570	1,782,882
ASML Holding NV	19,900	1,864,630

		3,647,512

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2013

Security name		Shares	Value

Software: 5.36%
CommVault Systems Incorporated †		25,325	$1,896,336
Fleetmatics Group plc «†		16,320	705,840
Guidewire Software Incorporated †		13,325	653,858
Salesforce.com Incorporated †		36,520	2,015,539
ServiceNow Incorporated †		25,080	1,404,731

			6,676,304

Materials: 1.50%

Chemicals: 1.50%
Monsanto Company		16,085	1,874,707

Telecommunication Services: 2.12%

Wireless Telecommunication Services: 2.12%
SBA Communications Corporation Class A †		29,460	2,646,686

Total Common Stocks (Cost $86,236,966)			123,662,102

	Yield
Short-Term Investments: 1.87%

Investment Companies: 1.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	1,556,578	1,556,578
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.08	772,400	772,400

Total Short-Term Investments (Cost $2,328,978)			2,328,978

Total investments in securities
(Cost $88,565,944) *	101.18%	125,991,080
Other assets and liabilities, net	(1.18)	(1,466,391)

Total net assets	100.00%	$124,524,689

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $88,682,859 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$37,485,974
Gross unrealized depreciation	(177,753)

Net unrealized appreciation	$37,308,221

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2013	Wells Fargo Advantage VT Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$123,662,102
In affiliated securities, at value (see cost below)	2,328,978

Total investments, at value (see cost below)	125,991,080
Receivable for investments sold	1,955,698
Receivable for Fund shares sold	11,962
Receivable for dividends	24,661
Receivable for securities lending income	552
Prepaid expenses and other assets	1,625

Total assets	127,985,578

Liabilities
Payable for investments purchased	2,379,371
Payable for Fund shares redeemed	130,247
Payable upon receipt of securities loaned	772,400
Advisory fee payable	55,908
Distribution fees payable	14,790
Due to other related parties	13,930
Accrued expenses and other liabilities	94,243

Total liabilities	3,460,889

Total net assets	$124,524,689

NET ASSETS CONSIST OF
Paid-in capital	$70,659,879
Accumulated net investment loss	(2,191)
Accumulated net realized gains on investments	16,441,865
Net unrealized gains on investments	37,425,136

Total net assets	$124,524,689

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$55,867,024
Shares outstanding – Class 1	1,704,408
Net asset value per share – Class 1	$32.78
Net assets – Class 2	$68,657,665
Shares outstanding – Class 2	2,132,912
Net asset value per share – Class 2	$32.19

Investments in unaffiliated securities (including securities on loan), at cost	$86,236,966

Investments in affiliated securities, at cost	$2,328,978

Total investments, at cost	$88,565,944

Securities on loan, at value	$725,865

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Omega Growth Fund	Statement of operations—year ended December 31, 2013

Investment income
Dividends*	$663,729
Securities lending income, net	71,361
Income from affiliated securities	930

Total investment income	736,020

Expenses
Advisory fee	639,421
Administration fees
Fund level	58,129
Class 1	41,182
Class 2	51,825
Distribution fees
Class 2	161,953
Custody and accounting fees	17,010
Professional fees	49,098
Shareholder report expenses	38,119
Trustees’ fees and expenses	13,903
Other fees and expenses	4,445

Total expenses	1,075,085
Less: Fee waivers and/or expense reimbursements	(41,195)

Net expenses	1,033,890

Net investment loss	(297,870)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	24,911,776
Net change in unrealized gains (losses) on investments	14,652,681

Net realized and unrealized gains (losses) on investments	39,564,457

Net increase in net assets resulting from operations	$39,266,587

* Net of foreign dividend withholding taxes in the amount of	$7,613

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Omega Growth Fund	15

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income (loss)		$(297,870)		$279,052
Net realized gains on investments		24,911,776		11,580,769
Net change in unrealized gains (losses) on investments		14,652,681		10,238,012

Net increase in net assets resulting from operations		39,266,587		22,097,833

Distributions to shareholders from
Net investment income
Class 1		(204,541)		0
Class 2		(87,333)		0
Net realized gains
Class 1		(4,218,654)		(3,345,101)
Class 2		(5,377,169)		(4,403,530)

Total distributions to shareholders		(9,887,697)		(7,748,631)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	249,132	7,209,887	365,607	9,240,721
Class 2	110,803	3,160,430	230,521	5,691,316

		10,370,317		14,932,037

Reinvestment of distributions
Class 1	159,971	4,423,195	143,752	3,345,101
Class 2	201,049	5,464,502	192,210	4,403,530

		9,887,697		7,748,631

Payment for shares redeemed
Class 1	(576,458)	(16,662,911)	(626,300)	(15,863,600)
Class 2	(669,579)	(18,890,390)	(902,122)	(22,774,558)

		(35,553,301)		(38,638,158)

Net decrease in net assets resulting from capital share transactions		(15,295,287)		(15,957,490)

Total increase (decrease) in net assets		14,083,603		(1,608,288)

Net assets
Beginning of period		110,441,086		112,049,374

End of period		$124,524,689		$110,441,086

Undistributed (accumulated) net investment income (loss)		$(2,191)		$284,645

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$25.56	$22.78	$24.26	$20.42	$14.43
Net investment income (loss)	(0.01)	0.11	(0.06)	0.03	0.13
Net realized and unrealized gains (losses) on investments	9.81	4.43	(1.21)	3.98	6.09

Total from investment operations	9.80	4.54	(1.27)	4.01	6.22
Distributions to shareholders from
Net investment income	(0.12)	0.00	0.00	(0.17)	(0.23)
Net realized gains	(2.46)	(1.76)	(0.21)	0.00	0.00

Total distributions to shareholders	(2.58)	(1.76)	(0.21)	(0.17)	(0.23)
Net asset value, end of period	$32.78	$25.56	$22.78	$24.26	$20.42
Total return	40.22%	20.76%	(5.36)%	19.79%	43.97%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.80%	0.75%	0.76%
Net expenses	0.75%	0.75%	0.75%	0.74%	0.76%
Net investment income (loss)	(0.12)%	0.40%	(0.27)%	0.01%	0.86%
Supplemental data
Portfolio turnover rate	95%	93%	110%	160%	28%
Net assets, end of period (000s omitted)	$55,867	$47,842	$45,293	$54,246	$59,807

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 1 of Evergreen VA Omega Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$25.13	$22.48	$24.00	$20.19	$14.25
Net investment income (loss)	(0.12)	0.02	(0.14)	(0.07)[2]	0.11
Net realized and unrealized gains (losses) on investments	9.68	4.39	(1.17)	3.99	6.00

Total from investment operations	9.56	4.41	(1.31)	3.92	6.11
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	(0.11)	(0.17)
Net realized gains	(2.46)	(1.76)	(0.21)	0.00	0.00

Total distributions to shareholders	(2.50)	(1.76)	(0.21)	(0.11)	(0.17)
Net asset value, end of period	$32.19	$25.13	$22.48	$24.00	$20.19
Total return	39.88%	20.39%	(5.54)%	19.48%	43.58%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%	1.05%	1.01%	1.00%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.37)%	0.12%	(0.52)%	(0.34)%	0.63%
Supplemental data
Portfolio turnover rate	95%	93%	110%	160%	28%
Net assets, end of period (000s omitted)	$68,658	$62,599	$66,756	$83,224	$33,196

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class 2 of Evergreen VA Omega Fund.
2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	19

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$302,908	$(302,908)

As of December 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2015	2016	2017
$2,930,118	$2,303,740	$771,379

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon

20	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$123,662,102	$0	$0	$123,662,102
Short-term investments
Investment companies	1,556,578	772,400	0	2,328,978
	$125,218,680	$772,400	$0	$125,991,080

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to May 1, 2013, Wells Cap was entitled to receive a fee at an annual rate which started at 0.45% and declined to 0.20% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	21

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $109,672,099 and $136,022,371, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $192 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Year ended December 31
	2013	2012
Ordinary income	$291,874	$2,432,943
Long-term capital gain	9,595,823	5,315,688

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$3,838,034	$18,725,983	$37,308,221	$(6,005,237)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage VT Omega Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Omega Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $9,595,823 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222096 02-14 AVT5/AR151 12-13

Wells Fargo Advantage VT Opportunity FundSM

Annual Report

December 31, 2013

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The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Opportunity Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, the prices of both stocks and bonds initially fell after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Opportunity Fund	3

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders

4	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	30.99	21.28	9.14	0.86	0.76
Class 2	5-8-1992	30.68	21.13	9.08	1.11	1.01
Russell Midcap® Index[4,6]	–	34.76	22.36	10.22	–	–
Russell 3000® Index[5,6]	–	33.55	18.71	7.88	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	5

Growth of $10,000 investment[7] as of December 31, 2013

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

5.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

6.	Effective January 1, 2013, the Fund changed its benchmark from the Russell Midcap Index to the Russell 3000 Index to better align with its new strategy to invest in equity securities of companies of all market capitalizations.

7.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000 Index and the Russell Midcap Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed both of its benchmarks, the Russell 3000 Index and the Russell MidCap Index, for the 12-month period that ended December 31, 2013.

■	Stock selection in the energy and information technology (IT) sectors detracted from performance.

■	Significant contributions came from the consumer staples and financials sectors. An overweight in the consumer discretionary sector was also beneficial. To a lesser extent, stock selection in the health care and industrials sectors aided results relative to the benchmark.

Stock selection detracted from the Fund’s investment results, but sector weights modestly contributed

Our IT holdings with earnings growth tied to capital spending projects tended to lag the broader sector. Large capital expenditures have been postponed, but we believe that spending cannot be delayed much longer. In addition, holdings such as Citrix Systems Incorporated, Teradata Corporation, and NetApp Incorporated faced headwinds toward the end of the period due to cutbacks in government spending. However, we anticipate stock price improvement as government spending normalizes and internal catalysts spur future growth.

Ten largest equity holdings[8] (%) as of December 31, 2013
Agilent Technologies Incorporated	1.86
Global Payments Incorporated	1.83
Harman International Industries Incorporated	1.77
Check Point Software Technologies Limited	1.69
Red Hat Incorporated	1.65
Praxair Incorporated	1.65
American Tower Corporation	1.65
B/E Aerospace Incorporated	1.59
ACE Limited	1.59
PNC Financial Services Group Incorporated	1.54

The energy sector comprised only 9% of portfolio assets but was a notable detractor as firms worked through business model transitions. For example, Newfield Exploration Company has been challenged as it repositions its portfolio from an emphasis on gas to an increase in exposure to oil. The slow transition has been disappointing, and we are reevaluating our long-term assessment of the company. The Fund’s investment in Peabody Energy Corporation declined 34% during 2013 as slower growth in China reduced demand for coal. As a result, the position was sold.

Looking ahead, we remain positive on parts of the energy sector, including well-positioned, deep water equipment companies such as holding McDermott International Incorporated, which stands to benefit as economic growth helps boost overall energy demand.

An overweight in the consumer discretionary sector aided overall results. Retail holdings such as Macy’s Incorporated (up 40%), benefited from improving consumer confidence readings. Whirlpool Corporation was another bright spot in the consumer discretionary space, returning 57% as a nascent recovery in the housing market spurred appliance sales.

Select health care holdings, particularly those in areas related to the emerging trends of life sciences, biopharmaceuticals, and health care equipment aided results. In the industrials sector, steady yet modest economic growth supported a number of our holdings. Hertz Global Holdings Incorporated returned 76% in 2013 as the market continued to recognize the company’s growing business of renting equipment for new construction. Many firms liquidated their equipment inventories during the last economic downturn and are not yet ready to commit long-term capital for repurchases. Airlines also performed well, with Fund holdings Delta Air Lines Incorporated and United Continental Holdings Incorporated rallying because enhanced efficiencies and industry consolidation led to greater profitability for both companies.

Our methodology of buying stocks that are selling at a discount to their private market prices (PMPs) and selling stocks that approach their PMPs continues.

The PMP is the price we believe that a private investor would be willing to pay for the entire company. Our discipline allows us to be patient with stocks that are out of favor with the market. When we entered 2013, we believed that we would see an improving economic environment and that the market would appreciate individual companies that could grow revenues and improve earnings. That scenario played out largely as we had hoped it would.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	7

Sector distribution[9] as of December 31, 2013

Uncertainty remains, but we believe that opportunities remain as well.

Looking ahead, we remain cautiously optimistic. We look forward to 2014 with the knowledge that the Fund’s holdings contain companies with attractive balance sheets, solid earnings, improved cost structures, and solid PMPs. Last year, 2013, was the first year in the past seven years in which the economy was not threatened by imminent financial contagion, and stock markets responded positively. We continue to look for well-positioned companies with solid business models, strong management teams, and favorable trends that trade at attractive discounts to our estimated PMP discipline.

Market volatility was relatively low at the end of the year but could rise at any time, given the general increase in market prices. Nevertheless, we believe that the Fund’s holdings are attractively valued, and if earnings results continue their positive growth trend, the Fund should benefit. Based on our 2014 assessment of PMPs for the companies we own, we believe that the Fund is well positioned.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,162.95	$4.09	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,161.39	$5.45	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 96.81%

Consumer Discretionary: 21.01%

Auto Components: 1.45%
Johnson Controls Incorporated	72,202	$3,703,963

Diversified Consumer Services: 1.49%
Bridgepoint Education Incorporated «†	34,944	618,858
K12 Incorporated †	146,171	3,179,219

		3,798,077

Hotels, Restaurants & Leisure: 1.43%
Carnival Corporation	91,001	3,655,510

Household Durables: 2.92%
Harman International Industries Incorporated	55,210	4,518,939
Whirlpool Corporation	18,850	2,956,811

		7,475,750

Media: 4.59%
Cablevision Systems Corporation New York Group Class A	55,042	986,903
Comcast Corporation Class A	47,764	2,382,468
Discovery Communications Incorporated †	30,986	2,598,486
Liberty Global plc Class A †	30,080	2,676,819
Omnicom Group Incorporated	41,538	3,089,181

		11,733,857

Multiline Retail: 4.80%
Dollar General Corporation †	35,843	2,162,050
Kohl’s Corporation	56,124	3,185,037
Macy’s Incorporated	63,555	3,393,837
Nordstrom Incorporated	57,274	3,539,533

		12,280,457

Specialty Retail: 3.78%
CarMax Incorporated †	40,874	1,921,895
Chico’s FAS Incorporated	106,984	2,015,579
Dick’s Sporting Goods Incorporated	65,549	3,808,397
Express Incorporated †	102,266	1,909,306

		9,655,177

Textiles, Apparel & Luxury Goods: 0.55%
Coach Incorporated	25,223	1,415,767

Consumer Staples: 4.23%

Food & Staples Retailing: 1.03%
The Kroger Company	66,716	2,637,283

Food Products: 2.27%
General Mills Incorporated	54,664	2,728,280
Mead Johnson Nutrition Company	36,599	3,065,532

		5,793,812

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Household Products: 0.93%
Church & Dwight Company Incorporated	35,989	$2,385,351

Energy: 8.52%

Energy Equipment & Services: 4.84%
McDermott International Incorporated †	361,935	3,315,325
National Oilwell Varco Incorporated	44,111	3,508,148
Superior Energy Services Incorporated †	112,027	2,981,038
Weatherford International Limited †	166,556	2,579,952

		12,384,463

Oil, Gas & Consumable Fuels: 3.68%
Denbury Resources Incorporated †	202,736	3,330,952
Newfield Exploration Company †	108,019	2,660,508
Range Resources Corporation	40,485	3,413,290

		9,404,750

Financials: 13.22%

Capital Markets: 2.66%
Invesco Limited	93,409	3,400,088
TD Ameritrade Holding Corporation	110,836	3,396,015

		6,796,103

Commercial Banks: 3.72%
Branch Banking & Trust Corporation	55,889	2,085,777
Fifth Third Bancorp	165,577	3,482,084
PNC Financial Services Group Incorporated	50,837	3,943,934

		9,511,795

Diversified Financial Services: 1.33%
IntercontinentalExchange Group Incorporated	15,192	3,416,985

Insurance: 3.86%
ACE Limited	39,371	4,076,080
American International Group Incorporated	64,013	3,267,864
RenaissanceRe Holdings Limited	26,017	2,532,495

		9,876,439

REITs: 1.65%
American Tower Corporation	52,744	4,210,026

Health Care: 11.05%

Health Care Equipment & Supplies: 3.57%
C.R. Bard Incorporated	21,445	2,872,343
Covidien plc	46,517	3,167,808
Zimmer Holdings Incorporated	33,309	3,104,066

		9,144,217

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Opportunity Fund	11

Security name	Shares	Value

Health Care Providers & Services: 0.65%
Patterson Companies Incorporated	40,218	$1,656,982

Life Sciences Tools & Services: 5.44%
Agilent Technologies Incorporated	83,110	4,753,061
Covance Incorporated †	34,480	3,036,309
Thermo Fisher Scientific Incorporated	32,805	3,652,837
Waters Corporation †	24,629	2,462,900

		13,905,107

Pharmaceuticals: 1.39%
Shire plc ADR	25,149	3,553,302

Industrials: 12.00%

Aerospace & Defense: 1.60%
B/E Aerospace Incorporated †	46,846	4,077,007

Airlines: 1.72%
Delta Air Lines Incorporated	87,293	2,397,939
United Continental Holdings Incorporated †	52,495	1,985,886

		4,383,825

Commercial Services & Supplies: 1.38%
Republic Services Incorporated	106,457	3,534,372

Electrical Equipment: 3.11%
AMETEK Incorporated	36,252	1,909,393
Babcock & Wilcox Company	111,947	3,827,468
Regal-Beloit Corporation	30,015	2,212,706

		7,949,567

Machinery: 1.06%
Joy Global Incorporated «	46,410	2,714,521

Road & Rail: 3.13%
Canadian Pacific Railway Limited «	9,965	1,507,904
Hertz Global Holdings Incorporated †	130,343	3,730,417
J.B. Hunt Transport Services Incorporated	35,913	2,776,075

		8,014,396

Information Technology: 19.43%

Communications Equipment: 1.49%
Riverbed Technology Incorporated †	211,351	3,821,226

Computers & Peripherals: 1.44%
NetApp Incorporated	89,653	3,688,324

Electronic Equipment, Instruments & Components: 1.29%
Amphenol Corporation Class A	36,994	3,299,125

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2013

Security name		Shares	Value

IT Services: 3.88%
Alliance Data Systems Corporation †		6,318	$1,661,192
Global Payments Incorporated		72,139	4,688,314
Teradata Corporation †		78,228	3,558,592

			9,908,098

Semiconductors & Semiconductor Equipment: 5.24%
Altera Corporation		109,053	3,547,494
ARM Holdings plc		131,320	2,389,878
Avago Technologies Limited		67,477	3,568,859
ON Semiconductor Corporation †		473,836	3,904,409

			13,410,640

Software: 6.09%
Autodesk Incorporated †		61,176	3,078,988
Check Point Software Technologies Limited †		67,068	4,327,227
Citrix Systems Incorporated †		62,340	3,943,005
Red Hat Incorporated †		75,175	4,212,807

			15,562,027

Materials: 7.35%

Chemicals: 2.91%
Cytec Industries Incorporated		26,542	2,472,653
Huntsman Corporation		30,924	760,730
Praxair Incorporated		32,384	4,210,892

			7,444,275

Containers & Packaging: 3.56%
Bemis Company Incorporated		62,784	2,571,633
Crown Holdings Incorporated †		68,278	3,043,150
Owens-Illinois Incorporated †		97,145	3,475,848

			9,090,631

Metals & Mining: 0.88%
Royal Gold Incorporated		49,054	2,259,917

Total Common Stocks (Cost $178,529,936)			247,553,124

	Yield
Short-Term Investments: 4.88%

Investment Companies: 4.88%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	7,907,270	7,907,270
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.08	4,566,423	4,566,423

Total Short-Term Investments (Cost $12,473,693)			12,473,693

Total investments in securities
(Cost $191,003,629)*	101.69%	260,026,817
Other assets and liabilities, net	(1.69)	(4,313,835)

Total net assets	100.00%	$255,712,982

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Opportunity Fund	13

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $191,881,842 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$70,445,355
Gross unrealized depreciation	(2,300,380)

Net unrealized appreciation	$68,144,975

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Opportunity Fund	Statement of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$247,553,124
In affiliated securities, at value (see cost below)	12,473,693

Total investments, at value (see cost below)	260,026,817
Receivable for investments sold	581,813
Receivable for Fund shares sold	32,805
Receivable for dividends	179,517
Receivable for securities lending income	685
Prepaid expenses and other assets	1,497

Total assets	260,823,134

Liabilities
Payable for Fund shares redeemed	250,109
Payable upon receipt of securities loaned	4,566,423
Advisory fee payable	123,643
Distribution fees payable	45,241
Due to other related parties	28,510
Accrued expenses and other liabilities	96,226

Total liabilities	5,110,152

Total net assets	$255,712,982

NET ASSETS CONSIST OF
Paid-in capital	$200,292,887
Undistributed net investment income	181,809
Accumulated net realized losses on investments	(13,784,901)
Net unrealized gains on investments	69,023,187

Total net assets	$255,712,982

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$44,636,207
Shares outstanding – Class 1	1,709,738
Net asset value per share – Class 1	$26.11
Net assets – Class 2	$211,076,775
Shares outstanding – Class 2	8,071,895
Net asset value per share – Class 2	$26.15

Investments in unaffiliated securities (including securities on loan), at cost	$178,529,936

Investments in affiliated securities, at cost	$12,473,693

Total investments, at cost	$191,003,629

Securities on loan, at value	$4,493,583

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2013	Wells Fargo Advantage VT Opportunity Fund	15

Investment income
Dividends *	$2,564,571
Securities lending income, net	30,999
Income from affiliated securities	12,858

Total investment income	2,608,428

Expenses
Advisory fee	1,583,167
Administration fees
Fund level	121,782
Class 1	34,350
Class 2	160,501
Distribution fees
Class 2	501,566
Custody and accounting fees	22,281
Professional fees	46,574
Shareholder report expenses	52,678
Trustees’ fees and expenses	15,050
Other fees and expenses	6,391

Total expenses	2,544,340
Less: Fee waivers and/or expense reimbursements	(216,044)

Net expenses	2,328,296

Net investment income	280,132

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,919,587
Net change in unrealized gains (losses) on investments	45,915,119

Net realized and unrealized gains (losses) on investments	64,834,706

Net increase in net assets resulting from operations	$65,114,838

* Net of foreign dividend withholding taxes in the amount of	$8,710

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Opportunity Fund	Statement of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$280,132		$612,874
Net realized gains on investments		18,919,587		23,332,288
Net change in unrealized gains (losses) on investments		45,915,119		10,878,070

Net increase in net assets resulting from operations		65,114,838		34,823,232

Distributions to shareholders from
Net investment income
Class 1		(190,708)		(242,059)
Class 2		(396,735)		(185,335)
Net realized gains
Class 1		0		(14,605)
Class 2		0		(67,973)

Total distributions to shareholders		(587,443)		(509,972)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	29,750	698,335	47,802	900,770
Class 2	306,606	6,934,870	360,780	6,908,697

		7,633,205		7,809,467

Reinvestment of distributions
Class 1	8,108	190,708	13,970	256,664
Class 2	16,818	396,735	14,191	253,308

		587,443		509,972

Payment for shares redeemed
Class 1	(373,971)	(8,585,638)	(436,470)	(8,299,876)
Class 2	(1,643,579)	(37,712,206)	(2,575,878)	(48,721,763)

		(46,297,844)		(57,021,639)

Net decrease in net assets resulting from capital share transactions		(38,077,196)		(48,702,200)

Total increase (decrease) in net assets		26,450,199		(14,388,940)

Net assets
Beginning of period		229,262,783		243,651,723

End of period		$255,712,982		$229,262,783

Undistributed net investment income		$181,809		$525,265

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2013	2012	2011[1]
Net asset value, beginning of period	$20.02	$17.40	$16.52
Net investment income	0.08	0.10	0.04
Net realized and unrealized gains (losses) on investments	6.11	2.64	0.84

Total from investment operations	6.19	2.74	0.88
Distributions to shareholders from
Net investment income	(0.10)	(0.11)	0.00
Net realized gains	0.00	(0.01)	0.00

Total distributions to shareholders	(0.10)	(0.12)	0.00
Net asset value, end of period	$26.11	$20.02	$17.40
Total return[2]	30.99%	15.80%	5.33%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.83%
Net expenses	0.75%	0.75%	0.75%
Net investment income	0.32%	0.46%	0.61%
Supplemental data
Portfolio turnover rate	26%	36%	35%
Net assets, end of period (000s omitted)	$44,636	$40,950	$42,116

1.	For the period from August 26, 2011 (commencement of class operations) to December 31, 2011

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$20.05	$17.38	$18.42	$15.01	$10.16
Net investment income	0.02	0.05	0.03	0.02	0.11
Net realized and unrealized gains (losses) on investments	6.13	2.65	(1.04)	3.51	4.74

Total from investment operations	6.15	2.70	(1.01)	3.53	4.85
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.03)	(0.12)	0.00
Net realized gains	0.00	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.05)	(0.03)	(0.03)	(0.12)	0.00
Net asset value, end of period	$26.15	$20.05	$17.38	$18.42	$15.01
Total return	30.68%	15.52%	(5.52)%	23.76%	47.74%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.07%	1.18%	1.32%
Net expenses	1.00%	1.00%	1.04%	1.07%	1.07%
Net investment income	0.07%	0.21%	0.18%	0.08%	0.39%
Supplemental data
Portfolio turnover rate	26%	36%	35%	40%	50%
Net assets, end of period (000s omitted)	$211,077	$188,313	$201,535	$168,307	$154,782

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source

20	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	21

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(36,145)	$36,145

At December 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2015	2016	2017
$721,350	$360,675	$11,824,665

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$247,553,124	$0	$0	$247,553,124
Short-term investments
Investment companies	7,907,270	4,566,423	0	12,473,693
	$255,460,394	$4,566,423	$0	$260,026,817
Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

22	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, FundsManagement is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $59,023,872 and $92,807,302, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $400 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $587,443 and $509,972 of ordinary income for the years ended December 31, 2013 and December 31, 2012, respectively.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$190,766	$68,144,975	$(12,906,690)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Opportunity Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Opportunity Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

24	Wells Fargo Advantage VT Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Opportunity Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

26	Wells Fargo Advantage VT Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Opportunity Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222097 02-14 AVT6/AR152 12-13

Wells Fargo Advantage
VT Small Cap Growth Fund

Annual Report

December 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Growth Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, both stocks and bonds initially sold off after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	3

through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

4	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Notice to shareholders

■	At its November 18-20, 2013 meeting, the Board of Trustees unanimously approved a change to the Fund’s definition of small-capitalization companies. Effective April 1, 2014, the Fund will consider small-capitalization companies to be those with market capitalizations within the range of the Russell 2000® Index[1].

■	The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

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6	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CFP

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns2 (%) as of December 31, 2013

					Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[4]
Class 1	7-16-2010	50.55	24.71	11.55	0.95	0.95
Class 2	5-1-1995	50.23	24.50	11.46	1.20	1.20
Russell 2000® Growth Index[5]	–	43.30	22.58	9.41	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	7

Growth of $10,000 investment[6] as of December 31, 2013

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2013.

■	Positive stock selection, primarily in the financials, industrials, and health care sectors, aided relative performance in 2013.

■	Within the Fund, stock selection in the consumer staples and information technology sectors constrained relative performance.

2013 was a solid year for small-cap growth investors.

Small-cap growth stocks achieved strong gains in 2013 with the support of continued improvement in corporate earnings, signs of incremental improvement in the domestic economy, and accommodative policy by the Federal Reserve.

Similar to recent years, global and domestic events threatened to shake investor confidence during 2013. Key headline events during the year—including a haircut (reduction in value) on bank deposits in Cyprus, a humanitarian crisis in Syria that threatened to broaden U.S. involvement, a temporary shutdown of the U.S. government, and JPMorgan Chase & Company’s record $13 billion settlement with federal authorities—did little to derail equity markets. Against a backdrop of rising equity prices, our focus on rapidly growing companies was rewarded, especially during periods when investors focused on corporate fundamentals rather than on macroeconomic data or central bank policy.

Regardless of the market environment, we strive to add value for shareholders by continuing to capitalize on opportunities where other investors have underappreciated the longer-term growth potential of select companies.

Ten largest equity holdings[7] (%) as of December 31, 2013
MarketAxess Holdings Incorporated	2.70
Financial Engines Incorporated	2.62
SPS Commerce Incorporated	2.46
Medidata Solutions Incorporated	2.43
On Assignment Incorporated	2.36
Acadia Healthcare Company Incorporated	2.25
DexCom Incorporated	2.16
Fleetmatics Group plc	2.09
Portfolio Recovery Associates Incorporated	2.07
The Middleby Corporation	2.02

The Fund outperformed in a majority of market sectors.

Security selection in the financials sector contributed significantly to returns in 2013. Within the sector, capital markets holding Financial Engines Incorporated benefited performance the most. The company’s growth was driven by higher market-based fees due to the rising stock market, and robust growth in new-client assets. Financial Engines’ continued efforts to increase market share relative to competitors has positioned the firm to further penetrate the self-directed retirement market. MarketAxess Holdings Incorporated—a provider of electronic bond-trading services—also delivered solid results. We believe the company will continue to benefit from the shift toward higher-fee products, such as high-yield and emerging markets bonds, and will see increased market share as fixed-income markets and traditional over-the-counter products move toward electronic trading.

Security selection within the industrials sector also proved beneficial to performance. DXP Enterprises Incorporated—a distributor of industrial products and pumping solutions—appreciated due to robust revenue growth and solid demand from its chemical end markets. Innovative Pumping Solutions®, one of the firm’s businesses, has continued to grow organically, and DXP is positioned to expand its niche within the production segment of the energy market. Professional staffing firm On Assignment Incorporated, also added value; investors responded positively to the firm’s higher revenues from its information technology (IT) segment. On Assignment has strengthened its emphasis on IT staffing, which has positioned the firm to benefit as companies increasingly seek to control costs by using temporary IT help rather than internal resources or consulting firms.

Within the health care sector, security selection was strong in a variety of industries. Biotechnology holding NPS Pharmaceuticals Incorporated was one of the sector’s top performers. The company generated strong revenue from its drug Gattex (used to treat short bowel syndrome, a condition in which nutrients are not properly absorbed). This drug, along with other pipeline drugs that predominantly treat central nervous system ailments, provide NPS with significant

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	9

future growth potential. In addition, health care technology firm Medidata Solutions Incorporated, which provides software for pharmaceutical and biotechnology companies, generated strong revenue growth, driven by its demonstrated efficiency in helping companies bring drugs to market.

Sector distribution[8] as of December 31, 2013

The consumer staples sector delivered the weakest relative results during 2013. The Fresh Market Incorporated—a natural and organic foods retailer—suffered from decelerating same-store sales trends, due mainly to increased costs associated with new-store growth. Nevertheless, we believe the firm possesses robust same-store sales growth potential, has an expanding footprint, and benefits from a secular trend of growing demand for healthier food options.

We are confident in our companies’ growth prospects for 2014.

Looking ahead, we believe the positive trends for growth stocks in 2013 can continue into 2014. In our view, a modestly growing U.S. economy with accommodative monetary policy can continue to produce favorable conditions for specific rapidly growing companies to outperform the market.

Since May 2013, investors have stepped in to drive stock prices higher for select high-revenue-growth companies that have been successful in differentiating themselves. We believe this trend can continue. We also believe that our investment style—seeking robust growth companies with sustainable business models that are underappreciated by other investors—positions us well to identify and invest in select high-growth opportunities. As always, we remain focused on bottom-up analysis and have not wavered from our discipline. Dedication to our proven process enabled the fund to outperform in 2013.

Please see footnotes on page 7.

10	Wells Fargo Advantage VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,258.05	$5.24	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Class 2
Actual	$1,000.00	$1,256.69	$6.66	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 98.74%

Consumer Discretionary: 15.54%

Auto Components: 0.37%
Fox Factory Holding Corporation †	60,000	$1,057,200

Diversified Consumer Services: 1.78%
Grand Canyon Education Incorporated †	62,000	2,703,200
LifeLock Incorporated †	144,700	2,374,527

		5,077,727

Hotels, Restaurants & Leisure: 3.13%
Fiesta Restaurant Group Incorporated †	91,976	4,804,826
Multimedia Games Holding Company †	132,000	4,139,520

		8,944,346

Internet & Catalog Retail: 4.12%
HomeAway Incorporated †	115,754	4,732,024
RetailMeNot Incorporated †	45,763	1,317,517
Shutterfly Incorporated †	112,553	5,732,324

		11,781,865

Media: 1.98%
IMAX Corporation «†	191,600	5,648,368

Specialty Retail: 3.86%
Asbury Automotive Group Incorporated †	30,000	1,612,200
Conn’s Incorporated †	18,200	1,433,978
DSW Incorporated Class A	125,400	5,358,342
Five Below Incorporated «†	60,778	2,625,610

		11,030,130

Textiles, Apparel & Luxury Goods: 0.30%
Oxford Industries Incorporated	10,700	863,169

Consumer Staples: 2.89%

Food & Staples Retailing: 1.49%
The Fresh Market Incorporated †	52,000	2,106,000
United Natural Foods Incorporated †	28,700	2,163,693

		4,269,693

Food Products: 1.40%
Annie’s Incorporated †	92,900	3,998,416

Energy: 5.52%

Oil, Gas & Consumable Fuels: 5.52%
Athlon Energy Incorporated †	37,244	1,126,631
Bonanza Creek Energy Incorporated †	91,300	3,968,811
Diamondback Energy Incorporated †	68,887	3,641,367
Kodiak Oil & Gas Corporation †	105,500	1,182,655

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum Holdings Incorporated †	80,059	$2,216,834
Oasis Petroleum Incorporated †	77,400	3,635,478

		15,771,776

Financials: 7.81%

Capital Markets: 2.62%
Financial Engines Incorporated	107,800	7,489,944

Consumer Finance: 2.49%
Encore Capital Group Incorporated †	23,700	1,191,162
Portfolio Recovery Associates Incorporated †	112,095	5,923,100

		7,114,262

Diversified Financial Services: 2.70%
MarketAxess Holdings Incorporated	115,178	7,701,953

Health Care: 23.24%

Biotechnology: 2.41%
Exact Sciences Corporation †	76,562	895,010
Hyperion Therapeutics Incorporated †	33,220	671,708
Ligand Pharmaceuticals Incorporated «†	24,700	1,299,220
NPS Pharmaceuticals Incorporated †	117,000	3,552,120
Onconova Therapeutics Incorporated «†	41,439	475,720

		6,893,778

Health Care Equipment & Supplies: 10.24%
Align Technology Incorporated †	33,400	1,908,810
Cardiovascular Systems Incorporated †	73,855	2,532,488
Cynosure Incorporated Class A †	167,077	4,457,614
DexCom Incorporated †	174,300	6,171,963
Endologix Incorporated †	262,045	4,570,065
Novadaq Technologies Incorporated †	54,017	890,740
NxStage Medical Incorporated †	125,620	1,256,200
Spectranetics Corporation †	146,213	3,655,325
Tandem Diabetes Care Incorporated «†	65,548	1,689,172
TearLab Corporation «†	106,675	996,345
Veracyte Incorporated †	76,937	1,115,587

		29,244,309

Health Care Providers & Services: 4.43%
Acadia Healthcare Company Incorporated †	135,700	6,422,681
ExamWorks Group Incorporated †	33,100	988,697
MWI Veterinary Supply Incorporated †	13,300	2,268,847
Team Health Holdings Incorporated †	65,500	2,983,525

		12,663,750

Health Care Technology: 2.43%
Medidata Solutions Incorporated †	114,600	6,941,322

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Growth Fund	13

Security name	Shares	Value

Life Sciences Tools & Services: 1.15%
Cambrex Corporation †	50,200	$895,066
ICON plc ADR †	58,700	2,372,067

		3,267,133

Pharmaceuticals: 2.58%
AcelRx Pharmaceuticals Incorporated «†	130,978	1,481,361
Akorn Incorporated †	195,915	4,825,386
Lannett Company Incorporated †	32,200	1,065,820

		7,372,567

Industrials: 14.20%

Building Products: 1.22%
A.O. Smith Corporation	64,400	3,473,736

Commercial Services & Supplies: 0.05%
Barrett Business Services Incorporated	1,600	148,384

Electrical Equipment: 0.85%
Power Solutions International Incorporated †	17,859	1,341,211
Powersecure International Incorporated †	62,800	1,078,276

		2,419,487

Machinery: 4.36%
Chart Industries Incorporated †	38,792	3,710,067
Proto Labs Incorporated †	36,855	2,623,339
The ExOne Company «†	5,800	350,668
The Middleby Corporation †	23,999	5,759,040

		12,443,114

Professional Services: 4.71%
Corporate Executive Board Company	55,200	4,274,136
On Assignment Incorporated †	192,781	6,731,913
Wageworks Incorporated †	41,328	2,456,536

		13,462,585

Road & Rail: 1.01%
Roadrunner Transportation Systems Incorporated †	107,000	2,883,650

Trading Companies & Distributors: 2.00%
DXP Enterprises Incorporated †	49,697	5,725,094

Information Technology: 29.54%

Computers & Peripherals: 0.32%
Stratasys Limited †	6,700	902,490

Electronic Equipment, Instruments & Components: 0.93%
Cognex Corporation	20,400	778,872
Methode Electronics Incorporated	54,499	1,863,321

		2,642,193

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2013

Security name		Shares	Value

Internet Software & Services: 9.17%
CoStar Group Incorporated †		19,400	$3,580,852
Demandware Incorporated †		55,200	3,539,424
Envestnet Incorporated †		142,641	5,748,432
MercadoLibre Incorporated «		6,000	646,740
OpenTable Incorporated †		30,200	2,396,974
SciQuest Incorporated †		114,954	3,273,890
SPS Commerce Incorporated †		107,471	7,017,856

			26,204,168

IT Services: 3.12%
InterXion Holding NV †		134,200	3,168,462
Maximus Incorporated		65,500	2,881,345
Wex Incorporated †		28,794	2,851,470

			8,901,277

Semiconductors & Semiconductor Equipment: 0.38%
Cavium Incorporated †		31,700	1,093,967

Software: 15.62%
Aspen Technology Incorporated †		81,200	3,394,160
Ellie Mae Incorporated †		117,400	3,154,538
Fleetmatics Group plc «†		138,009	5,968,889
Fortinet Incorporated †		20,000	382,600
Guidewire Software Incorporated †		69,600	3,415,272
Imperva Incorporated †		109,636	5,276,781
Infoblox Incorporated †		118,300	3,906,266
Proofpoint Incorporated †		145,400	4,822,918
PROS Holdings Incorporated †		90,727	3,620,007
Synchronoss Technologies Incorporated †		100,258	3,115,016
Tyler Technologies Incorporated †		37,970	3,877,876
Ultimate Software Group Incorporated †		24,100	3,692,601

			44,626,924

Total Common Stocks (Cost $190,335,029)			282,058,777

	Yield
Short-Term Investments: 8.33%

Investment Companies: 8.33%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	4,438,402	4,438,402
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.08	19,369,300	19,369,300

Total Short-Term Investments (Cost $23,807,702)			23,807,702

Total investments in securities (Cost $214,142,731) *	107.07%	305,866,479
Other assets and liabilities, net	(7.07)	(20,201,083)

Total net assets	100.00%	$285,665,396

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Growth Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $214,358,547 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$94,151,822
Gross unrealized depreciation	(2,643,890)

Net unrealized appreciation	$91,507,932

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Growth Fund	Statements of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$282,058,777
In affiliated securities, at value (see cost below)	23,807,702

Total investments, at value (see cost below)	305,866,479
Receivable for Fund shares sold	264,068
Receivable for dividends	6,510
Receivable for securities lending income	20,501
Prepaid expenses and other assets	1,025

Total assets	306,158,583

Liabilities
Payable for investments purchased	713,025
Payable for Fund shares redeemed	76,325
Payable upon receipt of securities loaned	19,369,300
Advisory fee payable	182,324
Distribution fees payable	53,251
Due to other related parties	31,603
Accrued expenses and other liabilities	67,359

Total liabilities	20,493,187

Total net assets	$285,665,396

NET ASSETS CONSIST OF
Paid-in capital	$170,110,612
Accumulated net investment loss	(1,447)
Accumulated net realized gains on investments	23,832,483
Net unrealized gains on investments	91,723,748

Total net assets	$285,665,396

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$35,192,006
Shares outstanding – Class 1	3,107,895
Net asset value per share – Class 1	$11.32
Net assets – Class 2	$250,473,390
Shares outstanding – Class 2	22,316,564
Net asset value per share – Class 2	$11.22

Investments in unaffiliated securities (including securities on loan), at cost	$190,335,029

Investments in affiliated securities, at cost	$23,807,702

Total investments, at cost	$214,142,731

Securities on loan, at value	$19,164,857

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended December 31, 2013	Wells Fargo Advantage VT Small Cap Growth Fund	17

Investment income
Dividends	$255,735
Securities lending income, net	208,777
Income from affiliated securities	3,401

Total investment income	467,913

Expenses
Advisory fee	1,813,634
Administration fees
Fund level	120,909
Class 1	23,819
Class 2	169,635
Distribution fees
Class 2	530,111
Custody and accounting fees	25,709
Professional fees	34,755
Shareholder report expenses	28,981
Trustees’ fees and expenses	12,936
Other fees and expenses	7,084

Total expenses	2,767,573

Net investment loss	(2,299,660)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	27,485,921
Net change in unrealized gains (losses) on investments	72,423,741

Net realized and unrealized gains (losses) on investments	99,909,662

Net increase in net assets resulting from operations	$97,610,002

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Growth Fund	Statements of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment loss		$(2,299,660)		$(1,797,052)
Net realized gains on investments		27,485,921		14,377,310
Net change in unrealized gains (losses) on investments		72,423,741		5,912,918

Net increase in net assets resulting from operations		97,610,002		18,493,176

Distributions to shareholders from
Net realized gains
Class 1		(1,493,636)		(1,349,821)
Class 2		(10,871,521)		(9,513,837)

Total distributions to shareholders		(12,365,157)		(10,863,658)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	493,809	4,960,510	270,958	2,233,411
Class 2	3,159,002	31,346,859	1,774,193	14,784,083

		36,307,369		17,017,494

Reinvestment of distributions
Class 1	158,392	1,493,636	175,758	1,349,821
Class 2	1,161,487	10,871,521	1,243,639	9,513,837

		12,365,157		10,863,658

Payment for shares redeemed
Class 1	(785,107)	(7,514,839)	(1,014,442)	(8,307,110)
Class 2	(5,119,124)	(48,649,167)	(6,374,673)	(51,990,507)

		(56,164,006)		(60,297,617)

Net decrease in net assets resulting from capital share transactions		(7,491,480)		(32,416,465)

Total increase (decrease) in net assets		77,753,365		(24,786,947)

Net assets
Beginning of period		207,912,031		232,698,978

End of period		$285,665,396		$207,912,031

Accumulated net investment loss		$(1,447)		$(1,481)

The accompanying notes are an integral part of these financial statements.

Financial highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.93	$7.71	$8.06	$6.26
Net investment loss	(0.07)	(0.04)	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	3.98	0.65	(0.29)	1.82

Total from investment operations	3.91	0.61	(0.35)	1.80
Distributions to shareholders from
Net realized gains	(0.52)	(0.39)	0.00	0.00
Net asset value, end of period	$11.32	$7.93	$7.71	$8.06
Total return[2]	50.55%	8.11%	(4.34)%	26.93%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.94%	0.95%
Net expenses	0.93%	0.94%	0.94%	0.95%
Net investment loss	(0.73)%	(0.56)%	(0.73)%	(0.58)%
Supplemental data
Portfolio turnover rate	67%	65%	118%	71%
Net assets, end of period (000s omitted)	$35,192	$25,699	$29,351	$42,434

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Small Cap Growth Fund	Financial highlights (unaudited)

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$7.88	$7.68	$8.05	$6.35	$4.16
Net investment loss	(0.09)	(0.07)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	3.95	0.66	(0.28)	1.76	2.22

Total from investment operations	3.86	0.59	(0.37)	1.70	2.19
Distributions to shareholders from
Net realized gains	(0.52)	(0.39)	0.00	0.00	0.00
Net asset value, end of period	$11.22	$7.88	$7.68	$8.05	$6.35
Total return	50.23%	7.87%	(4.60)%	26.77%	52.64%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.20%	1.22%	1.26%
Net expenses	1.18%	1.19%	1.19%	1.20%	1.20%
Net investment loss	(0.98)%	(0.81)%	(0.98)%	(0.82)%	(0.69)%
Supplemental data
Portfolio turnover rate	67%	65%	118%	71%	75%
Net assets, end of period (000s omitted)	$250,473	$182,213	$203,348	$247,246	$185,345

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	21

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

22	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$22,912	$2,299,694	$(2,322,606)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	23

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$282,058,777	$0	$0	$282,058,777
Short-term investments
Investment companies	4,438,402	19,369,300	0	23,807,702
	$286,497,179	$19,369,300	$0	$305,866,479

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares.

24	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $160,068,225 and $184,700,815, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $473 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $12,365,157 and $10,863,658 of long-term capital gains for the years ended December 31, 2013 and December 31, 2012, respectively.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,203,906	$20,844,393	$91,507,932

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Small Cap Growth Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

26	Wells Fargo Advantage VT Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $12,365,157 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage VT Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Small Cap Growth Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222098 02-14 AVT7/AR153 12-13

Wells Fargo Advantage VT Small Cap Value Fund

Annual Report

December 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Value Fund for the 12-month period that ended December 31, 2013. Much of the period was marked by monetary easing by global central banks. During the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 and ended altogether in mid-December 2013 when the Fed announced a tapering timeline that was far more moderate than some had feared. Growing confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. Entering the reporting period, the FOMC had committed to purchase $40 billion per month in mortgage-backed securities to support the housing market and $45 billion per month in long-term U.S. Treasuries to keep interest rates low. Because the markets benefited from the FOMC’s liquidity, the prices of both stocks and bonds initially fell after the FOMC indicated in May 2013 that it might reduce (or taper) its bond-buying program. In mid-December 2013, the FOMC announced that it would reduce its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the markets ended 2013 strongly.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive, gaining strength as the period progressed. Reported gross domestic product growth came in at a solid 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, a 4.1% annualized rate in the third quarter, and a 3.2% annualized rate (an advance estimate as of January 31, 2014) in the fourth quarter.

The most significant negative effect was the ongoing fight in Washington, D.C., over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous fight over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus, the federal government underwent a partial shutdown from September 30, 2013, through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014. In December 2013, Congress passed the Ryan-Murray budget agreement, which funded the government through fiscal 2015, lessening the near-term prospect of another shutdown.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	3

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period. Economically sensitive sectors, such as industrials and consumer discretionary, outperformed. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks outperformed large-cap stocks, and growth stocks outperformed value stocks.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of December 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	15.03	18.11	7.14	1.10	0.90
Class 2	10-10-1997	14.75	17.90	7.04	1.35	1.15
Russell 2000® Value Index[4]	–	34.52	17.64	8.61	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2013

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.89% for Class 1 and 1.14% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

6	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended December 31, 2013.

■	The Fund’s overweight in metals and mining companies (which comprised approximately 12% of the portfolio) was the primary detractor as mining stocks declined sharply during the period in stark contrast to a surging equity market.

■	Strong stock selection in industrials and an underweight in financials, a relative underperformer during the period, provided some offset from underperforming mining stocks.

Our position in mining stocks caused the Fund to lag a strong stock market.

The equity market rose sharply during the period, fueled by the Federal Reserve’s (Fed’s) bond-buying program, which helped spark a housing recovery and improved corporate profits. Given the lack of superior investment alternatives, investors rotated into U.S. stocks and pushed prices toward all-time highs.

While the Fund did have strong performance in certain sectors, its approximately 12% investment in mining stocks—with an emphasis on gold miners—was by far the most significant detractor for the period. After appreciating for 12 consecutive years, gold slumped badly and declined 28% during 2013. Gold-mining stocks turned in an even worse performance. While it is frustrating to sit through this correction, we don’t believe the long-term fundamentals for gold have changed. Gold’s appreciation in recent years has been closely correlated with a sharp rise in investment demand, which we believe will continue as massive monetary easing by global central banks should eventually make fiat (or paper) currency less appealing. We believe that gold, the historical hard currency, remains the most logical investment alternative. Moreover, as a result of gold’s recent decline, gold-mining companies are cutting budgets and controlling costs to adjust to the current environment, which should translate into lower industry output.

Ten largest equity holdings[6] (%) as of December 31, 2013
InterOil Corporation	7.28
Randgold Resources Limited ADR	6.14
Chimera Investment Corporation	4.60
United Continental Holdings Incorporated	2.95
Delta Air Lines Incorporated	2.80
Argo Group International Holdings Limited	2.61
Newpark Resources Incorporated	2.58
Range Resources Corporation	2.34
Cray Incorporated	2.32
Trilogy Energy Corporation	2.16

While we are positive on gold, our approach has always been company-specific and expressed through investment in mining stocks rather than the actual metal. The rationale for investing in miners is our belief that in a rising market, stocks should provide greater upside through production growth and new discoveries, cost efficiencies, and potential mergers and acquisitions; such factors do not come into play if one simply owns the metal. The Fund has had investments in gold miners going back more than a decade, and the group has historically been a key driver of outperformance.

While we view current valuations as attractive, we are not actively increasing our weighting given that we already have a sizable overweight relative to our benchmark,

which has minimal exposure to the group. Capital appreciation potential aside, we believe this allocation is prudent as gold-mining stocks generally had lower correlation to other equity assets and thus helped temper the Fund’s overall risk profile.

We maintained our emphasis on bottom-up stock selection.

Consistent with our stock-picking approach, the majority of our precious metals weight is in Randgold Resources Limited, a high-quality miner that we’ve owned since 2004. The company has maintained more cash than debt on its balance sheet, and we believe that Randgold Resources is well positioned to deliver profitable production growth and strong cash flow in the next several years. In our view, the company’s management is the best in the industry. We believe that Randgold Resources should be able to thrive even in the current market environment.

Top holding InterOil Corporation declined 7% during the 12-month period, resulting in underperformance from the portfolio’s energy holdings. The company is a special situation investment unrelated to the North America energy market. InterOil owns licenses in Papua New Guinea covering 3.9 million acres and has drilled several wells with promising results.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	7

As a result of the exploration success, the company announced a transaction in December with Total SA whereby it could sell a 61.3% gross interest (upon certain approvals) in its most advanced field covered by a specific license. While the stock performed poorly on this announcement, we believe the deal’s valuation is not accurately reflected in the stock. More important, we believe the deal paves the way for the company to advance activity on its other drilling prospects and sets up additional catalysts for the stock.

The Fund’s holdings in the industrials sector are headlined by United Continental Holdings Incorporated and Delta Air Lines Incorporated. The stocks rose 133% and 62%, respectively, during the period. United and Delta are both operating with a good tailwind as airline mergers have resulted in a gradual reduction in industry capacity and thus firmer pricing. The companies are finding new sources of increased revenue, specifically via ancillary services (such as baggage fees) and upsells (such as inducing passengers to pay for a higher service tier). The companies’ greater emphasis on profitability was evidenced by strong earnings during the period.

Sector distribution[7] as of December 31, 2013

We continue to follow our investment process, which has served us well over time.

While we are disappointed that the Fund’s performance lagged the broad market and our benchmark during the period, we are sticking to our conviction and are focused on broadening the diversification8 of the portfolio. We believe that considerable market risks remain, including political gridlock, tepid economic growth, the end of the Fed’s bond-buying program, and higher stock price valuations. In this environment, we believe the prudent approach is to maintain broad diversification and follow our proven investment process. Although we are not satisfied with our recent results, we remain disciplined in our investment process—a process that has served our clients well over the past 16 years.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 1
Actual	$1,000.00	$1,105.66	$4.72	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class 2
Actual	$1,000.00	$1,104.07	$6.05	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 95.10%

Consumer Discretionary: 6.66%

Auto Components: 0.64%
Fox Factory Holding Corporation †	1,900	$33,478
Gentex Corporation	8,800	290,312

		323,790

Diversified Consumer Services: 0.81%
Corinthian Colleges Incorporated †	141,500	251,870
Strayer Education Incorporated †	4,600	158,562

		410,432

Hotels, Restaurants & Leisure: 2.32%
Denny’s Corporation †	47,300	340,087
Scientific Games Corporation Class A †	9,600	162,528
The Wendy’s Company	77,400	674,928

		1,177,543

Household Durables: 2.29%
Cavco Industries Incorporated †	12,400	851,880
Harman International Industries Incorporated	2,600	212,810
KB Home Incorporated	5,500	100,540

		1,165,230

Specialty Retail: 0.60%
Stage Stores Incorporated	6,000	133,320
Vitamin Shoppe Incorporated †	3,300	171,633

		304,953

Consumer Staples: 0.72%

Personal Products: 0.72%
Prestige Brands Holdings Incorporated †	10,200	365,160

Energy: 22.08%

Energy Equipment & Services: 9.74%
Ensco plc Class A	2,000	114,360
Helix Energy Solutions Group Incorporated †	23,000	533,140
Helmerich & Payne Incorporated	7,500	630,600
ION Geophysical Corporation †	99,000	326,700
Key Energy Services Incorporated †	44,200	349,180
Newpark Resources Incorporated †	106,400	1,307,656
Oceaneering International Incorporated	4,800	378,624
Parker Drilling Company †	46,100	374,793
PHI Incorporated (non-voting) †	9,000	390,600
PHI Incorporated (voting) †	900	35,757
Vantage Drilling Company †	58,000	106,720
Willbros Group Incorporated †	41,700	392,814

		4,940,944

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 12.34%
Clean Energy Fuels Corporation †	4,300	$55,384
InterOil Corporation †	71,700	3,691,833
Newfield Exploration Company †	9,300	229,059
Range Resources Corporation	14,100	1,188,771
Trilogy Energy Corporation	43,200	1,094,010

		6,259,057

Financials: 19.89%

Commercial Banks: 4.06%
Ameris Bancorp †	1,800	37,998
Bancorp Incorporated †	19,000	340,290
BBCN Bancorp Incorporated	8,788	145,793
CenterState Banks Incorporated	17,900	181,685
City National Corporation	2,400	190,128
First Horizon National Corporation	24,300	283,095
First Niagara Financial Group Incorporated	30,200	320,724
IBERIABANK Corporation	4,200	263,970
National Bank Holdings Corporation Class A	8,800	188,320
Park Sterling Corporation	14,900	106,386

		2,058,389

Consumer Finance: 0.61%
Cash America International Incorporated	8,100	310,230

Insurance: 4.11%
Argo Group International Holdings Limited	28,500	1,324,965
Hilltop Holdings Incorporated †	11,700	270,621
Mercury General Corporation	4,700	233,637
OneBeacon Insurance Group Limited	16,200	256,284

		2,085,507

REITs: 10.96%
Anworth Mortgage Asset Corporation	27,500	115,775
Capstead Mortgage Corporation	34,300	414,344
Chimera Investment Corporation	752,700	2,333,370
GEO Group Incorporated	7,000	225,540
Hatteras Financial Corporation	12,400	202,616
Invesco Mortgage Capital Incorporated	46,600	684,088
MFA Mortgage Investments Incorporated	76,700	541,502
Redwood Trust Incorporated	29,600	573,352
Sun Communities Incorporated	11,000	469,040

		5,559,627

Thrifts & Mortgage Finance: 0.15%
Northwest Bancshares Incorporated	5,100	75,378

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Value Fund	11

Security name	Shares	Value

Health Care: 5.97%

Health Care Equipment & Supplies: 2.08%
Hologic Incorporated †	10,700	$239,145
OraSure Technologies Incorporated †	100,900	634,661
Thoratec Corporation †	3,000	109,800
Varian Medical Systems Incorporated †	900	69,921

		1,053,527

Health Care Providers & Services: 2.80%
Air Methods Corporation	1,800	104,994
Amedisys Incorporated †	14,500	212,135
Cross Country Healthcare Incorporated †	37,537	374,619
Gentiva Health Services Incorporated †	36,200	449,242
Healthways Incorporated †	18,400	282,440

		1,423,430

Health Care Technology: 0.54%
Allscripts Healthcare Solutions Incorporated †	16,900	261,274
Medidata Solutions Incorporated †	200	12,114

		273,388

Life Sciences Tools & Services: 0.55%
Nordion Incorporated †	23,200	196,968
Parexel International Corporation †	1,800	81,324

		278,292

Industrials: 13.12%

Airlines: 7.05%
American Airlines Group Incorporated †	17,100	431,775
Delta Air Lines Incorporated	51,700	1,420,199
LATAM Airlines Group SP ADR	13,795	224,996
United Continental Holdings Incorporated †	39,600	1,498,068

		3,575,038

Commercial Services & Supplies: 3.01%
ABM Industries Incorporated	24,500	700,455
ACCO Brands Corporation †	90,500	608,160
Healthcare Services Group Incorporated	7,800	221,286

		1,529,901

Construction & Engineering: 0.86%
Primoris Services Corporation	14,030	436,754

Electrical Equipment: 0.95%
GrafTech International Limited †	42,800	480,644

Professional Services: 0.59%
Hill International Incorporated †	44,800	176,960
Kforce Incorporated	5,900	120,714

		297,674

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2013

Security name	Shares	Value

Road & Rail: 0.35%
Covenant Transport Incorporated Class A †	21,700	$178,157

Trading Companies & Distributors: 0.31%
Applied Industrial Technologies Incorporated	3,200	157,088

Information Technology: 11.31%

Communications Equipment: 1.64%
Alcatel-Lucent SA ADR	23,200	102,080
Brocade Communications Systems Incorporated †	52,300	463,901
Harmonic Incorporated †	35,950	265,311

		831,292

Computers & Peripherals: 2.66%
Cray Incorporated †	42,900	1,178,034
Quantum Corporation †	106,100	127,320
Silicon Graphics International Corporation †	3,400	45,594

		1,350,948

Electronic Equipment, Instruments & Components: 5.53%
Checkpoint Systems Incorporated †	23,600	372,172
Cognex Corporation	17,400	664,332
Coherent Incorporated	11,700	870,363
OSI Systems Incorporated †	16,900	897,559

		2,804,426

Internet Software & Services: 0.65%
Gogo Incorporated †#	8,700	215,847
Monster Worldwide Incorporated †	15,700	111,941

		327,788

Semiconductors & Semiconductor Equipment: 0.31%
Kulicke & Soffa Industries Incorporated †	12,000	159,600

Software: 0.52%
Accelrys Incorporated †	27,500	262,350

Materials: 14.14%

Chemicals: 0.50%
Calgon Carbon Corporation †	12,200	250,954

Containers & Packaging: 0.40%
Intertape Polymer Group Incorporated	15,400	203,126

Metals & Mining: 12.79%
Agnico-Eagle Mines Limited	12,600	332,388
Carpenter Technology Corporation	9,700	603,340
Dominion Diamond Corporation †	8,600	123,496
NovaGold Resources Incorporated †	53,500	135,890
Osisko Mining Corporation †	9,400	41,642

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Small Cap Value Fund	13

Security name		Shares	Value

Metals & Mining (continued)
Randgold Resources Limited ADR		49,600	$3,115,376
Royal Gold Incorporated		12,100	557,447
Sandstorm Gold Limited - Canadian Exchange Traded Shares †		32,950	140,697
Sandstorm Gold Limited - Legend Shares †		18,050	77,994
Silver Standard Resources Incorporated †		44,900	312,504
Steel Dynamics Incorporated		31,700	619,418
United States Steel Corporation		8,900	262,550
Webco Industries Incorporated †(a)(i)		1,400	165,200

			6,487,942

Paper & Forest Products: 0.45%
Wausau Paper Corporation		18,100	229,508

Telecommunication Services: 1.21%

Diversified Telecommunication Services: 1.21%
Cincinnati Bell Incorporated †		172,600	614,456

Total Common Stocks (Cost $39,306,150)			48,242,523

Investment Companies: 1.15%
KBW Regional Banking ETF		2,026	82,276
Market Vectors Gold Miners ETF		15,918	336,188
Market Vectors Junior Gold Miners ETF		360,951	163,571

Total Investment Companies (Cost $1,085,336)			582,035

	Yield
Short-Term Investments: 2.58%

Investment Companies: 2.58%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.06%	1,310,257	1,310,257

Total Short-Term Investments (Cost $1,310,257)			1,310,257

Total investments in securities
(Cost $41,701,743) *	98.83%	50,134,815
Other assets and liabilities, net	1.17	591,807

Total net assets	100.00%	$50,726,622

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $41,931,226 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,523,394
Gross unrealized depreciation	(4,319,805)

Net unrealized appreciation	$8,203,589

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Value Fund	Statement of assets and liabilities—December 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$48,824,558
In affiliated securities, at value (see cost below)	1,310,257

Total investments, at value (see cost below)	50,134,815
Foreign currency, at value (see cost below)	29,738
Receivable for investments sold	883,314
Receivable for Fund shares sold	19,624
Receivable for dividends	146,874
Prepaid expenses and other assets	1,407

Total assets	51,215,772

Liabilities
Payable for investments purchased	365,898
Payable for Fund shares redeemed	28,866
Written options, at value	2,640
Advisory fee payable	22,880
Distribution fees payable	3,258
Due to other related parties	5,806
Professional fees payable	33,309
Accrued expenses and other liabilities	26,493

Total liabilities	489,150

Total net assets	$50,726,622

NET ASSETS CONSIST OF
Paid-in capital	$50,895,389
Undistributed net investment income	264,798
Accumulated net realized losses on investments	(8,870,808)
Net unrealized gains on investments	8,437,243

Total net assets	$50,726,622

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 1	$35,900,221
Shares outstanding – Class 1	3,349,188
Net asset value per share – Class 1	$10.72
Net assets – Class 2	$14,826,401
Shares outstanding – Class 2	1,384,257
Net asset value per share – Class 2	$10.71

Investments in unaffiliated securities, at cost	$40,391,486

Investments in affiliated securities, at cost	$1,310,257

Total investments, at cost	$41,701,743

Foreign currency, at cost	$30,626

Premiums received on written options	$7,691

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2013	Wells Fargo Advantage VT Small Cap Value Fund	15

Investment income
Dividends*	$919,612
Income from affiliated securities	2,152

Total investment income	921,764

Expenses
Advisory fee	408,242
Administration fees
Fund level	27,216
Class 1	30,465
Class 2	13,081
Distribution fees
Class 2	40,879
Custody and accounting fees	27,624
Professional fees	43,877
Shareholder report expenses	30,285
Trustees’ fees and expenses	13,514
Other fees and expenses	5,717

Total expenses	640,900
Less: Fee waivers and/or expense reimbursements	(115,573)

Net expenses	525,327

Net investment income	396,437

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,425,158
Written options	(18,920)

Net realized gains on investments	4,406,238

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,948,190
Written options	4,573

Net change in unrealized gains (losses) on investments	2,952,763

Net realized and unrealized gains (losses) on investments	7,359,001

Net increase in net assets resulting from operations	$7,755,438

* Net of foreign dividend withholding taxes in the amount of	$5,545

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Value Fund	Statement of changes in net assets

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$396,437		$594,500
Net realized gains on investments		4,406,238		4,300,231
Net change in unrealized gains (losses) on investments		2,952,763		2,732,349

Net increase in net assets resulting from operations		7,755,438		7,627,080

Distributions to shareholders from
Net investment income
Class 1		(363,474)		(471,550)
Class 2		(114,530)		(129,769)

Total distributions to shareholders		(478,004)		(601,319)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	103,741	1,045,325	95,290	840,792
Class 2	242,058	2,440,592	461,355	4,135,688

		3,485,917		4,976,480

Reinvestment of distributions
Class 1	36,203	363,474	54,578	471,550
Class 2	11,408	114,530	15,020	129,769

		478,004		601,319

Payment for shares redeemed
Class 1	(842,800)	(8,678,358)	(1,277,277)	(11,503,307)
Class 2	(597,766)	(6,193,805)	(512,519)	(4,578,968)

		(14,872,163)		(16,082,275)

Net decrease in net assets resulting from capital share transactions		(10,908,242)		(10,504,476)

Total decrease in net assets		(3,630,808)		(3,478,715)

Net assets
Beginning of period		54,357,430		57,836,145

End of period		$50,726,622		$54,357,430

Undistributed net investment income		$264,798		$456,843

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.41	$8.33	$9.04	$7.36
Net investment income	0.10	0.12	0.11	0.05 [2]
Net realized and unrealized gains (losses) on investments	1.31	1.06	(0.74)	1.63

Total from investment operations	1.41	1.18	(0.63)	1.68
Distributions to shareholders from
Net investment income	(0.10)	(0.10)	(0.08)	0.00
Net asset value, end of period	$10.72	$9.41	$8.33	$9.04
Total return[3]	15.03%	14.33%	(7.06)%	22.83%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.14%	0.96%
Net expenses	0.89%	0.89%	0.89%	0.89%
Net investment income	0.81%	1.10%	1.07%	1.43%
Supplemental data
Portfolio turnover rate	18%	17%	16%	61%
Net assets, end of period (000s omitted)	$35,900	$38,113	$43,155	$58,255

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$9.40	$8.32	$9.03	$7.83	$4.95
Net investment income	0.07	0.09	0.09	0.12	0.08
Net realized and unrealized gains (losses) on investments	1.31	1.07	(0.74)	1.20	2.87

Total from investment operations	1.38	1.16	(0.65)	1.32	2.95
Distributions to shareholders from
Net investment income	(0.07)	(0.08)	(0.06)	(0.12)	(0.07)
Net asset value, end of period	$10.71	$9.40	$8.32	$9.03	$7.83
Total return	14.75%	14.00%	(7.26)%	17.25%	60.18%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.34%	1.39%	1.52%	2.56%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.55%	0.90%	0.82%	1.06%	1.39%
Supplemental data
Portfolio turnover rate	18%	17%	16%	61%	45%
Net assets, end of period (000s omitted)	$14,826	$16,245	$14,681	$19,606	$12,018

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On December 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source

20	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	21

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and passive foreign investment companies. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(110,478)	$110,478

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $8,642,152 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$48,077,323	$165,200	$0	$48,242,523
Investment companies	582,035	0	0	582,035

Short-term investments
Investment companies	1,310,257	0	0	1,310,257
	$49,969,615	$165,200	$0	$50,134,815

22	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

As of December 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Written options	$0	$(2,640)	$0	$(2,640)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.89% for Class 1 shares and 1.14% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2013 were $9,244,747 and $18,591,574, respectively.
6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2013, the Fund entered into written options for economic hedging purposes.

During the year ended December 31, 2013, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	60	$7,812
Options written	367	92,287
Options expired	(72)	(9,651)
Options closed	(329)	(82,369)
Options exercised	(4)	(388)
Options outstanding at December 31, 2013	22	$7,691

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	23

Open call options written at December 31, 2013 were as follow for the Fund:

Expiration date	Counterparty		Number of contracts	Strike price	Value
2-22-2014	Susquehanna Financial Group, LLLP	Gogo Incorporated	6	$40.00	$(312)
5-17-2014	Susquehanna Financial Group, LLLP	Gogo Incorporated	6	40.00	(978)
5-17-2014	Susquehanna Financial Group, LLLP	Gogo Incorporated	10	41.00	(1,350)

The Fund had an average of 38 written option contracts during the year ended December 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Investment type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount (not less than $0)
Written options	Susquehanna Financial Group, LLLP	$2,640	$0	$2,640	$0

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $116 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $478,004 and $601,319 of ordinary income for the years ended December 31, 2013 and December 31, 2012, respectively.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$267,514	$8,207,758	$(8,642,152)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage VT Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 71.44% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222099 02-14 AVT8/AR154 12-13

Wells Fargo Advantage

VT Total Return Bond Fund

Annual Report

December 31, 2013

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The views expressed and any forward-looking statements are as of December 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Total Return Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Total Return Bond Fund for the 12-month period that ended December 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Investment-grade bond sectors correspondingly experienced periods of price declines and rising yields during 2013. Below-investment-grade securities tended to perform better as their higher-yield spreads cushioned some of the yield increases in the Treasury markets. Structured products also generally protected their pricing better than Treasuries, particularly U.S. commercial mortgage-backed securities. But, high-yield corporate securities performed better than investment-grade sectors over the full breadth of the period, generating positive returns despite significant price corrections across the full fixed-income market in June 2013.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening weeks of 2013, U.S. Treasury yields began to rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, which was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all of the price losses endured in January 2013 and, in fact, crossing over into positive gains.

U.S. equity markets rallied in the spring, leading to a sharp decline in bond prices.

Unfortunately for the core bond investment-grade markets, the February through April recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade corporate bonds and high-yield corporate bonds posted their worst monthly returns of the year in June 2013—in general, investment-grade securities had their largest quarterly decline in nine years during the second quarter.

The Fed postponed tapering its bond-buying program until January 2014.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were more mixed, with slightly negative returns in the highest-quality securities to modestly positive the lower down the credit tiers. In September and October 2013, investment-grade and high-yield bond markets began generating positive returns yet again, as the Fed backtracked on its intentions to taper quantitative easing, postponing it until 2014 at the earliest. This temporary rally lasted until around November 20, when notes were released from the Fed’s October

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	3

meeting that indicated tapering of the bond-buying programs would in fact begin in January 2014. Consequently, long-term Treasury yields and mortgage rates ratcheted higher, leading to declines in pricing across much of the core fixed-income markets.

On the whole, the declines in bond prices during May, June, August, and December 2013 culminated in slightly negative returns across the investment-grade markets for the full period. The U.S. Treasury, corporate bond, and mortgage-backed security sectors declined in value while commercial mortgage-backed securities generated positive returns. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that intermittently pressured fixed-income security prices.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, they can also create opportunities, and experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that intermittently pressured fixed-income security prices.

Notice to shareholders

The Fund and Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns (%) as of December 31, 2013

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	9-20-1999	(2.43)	6.09	4.90	0.95	0.91
Barclays U.S. Aggregate Bond Index[3]	–	(2.02)	4.44	4.55	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	5

Growth of $10,000 investment[4] as of December 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through April 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Barclays U.S. Aggregate Bond Index for the 12-month period that ended December 31, 2013, primarily due to our emphasis on mortgages. Specific lower-coupon mortgage-backed securities that we held underperformed, most notably during the summer months.

■	Several specific corporate security selections within telecommunication services, finance, and utilities notably contributed to performance. Detractors were concentrated in energy, transportation, and basic industry.

■	Sector overweights and relative-value trading in the asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors contributed to performance during the year. Security selection in ABS, including an overweight in five- to eight-year average life Federal Family Education Loan Program (FFELP) bonds, private student loans, auto dealer floorplans, and rental car ABS also contributed.

■	The Fund’s overweight in the 10-year range of the curve modestly detracted from performance during the period as yields rose higher.

Ten largest long-term holdings[5] (%) as of December 31, 2013
U.S. Treasury Note, 1.25%, 11-30-2018	3.19
U.S. Treasury Note, 0.38%, 8-31-2015	2.92
U.S. Treasury Note, 0.63%, 12-15-2016	2.38
GNMA, 4.00%, 12-1-2044	2.30
U.S. Treasury Note, 0.25%, 7-31-2015	2.27
U.S. Treasury Note, 3.13%, 4-30-2017	2.19
U.S. Treasury Note, 0.63%, 10-15-2016	1.83
FNMA, 3.50%, 12-1-2044	1.76
U.S. Treasury Note, 0.25%, 10-15-2015	1.42
U.S. Treasury Note, 2.75%, 11-15-2023	1.38

Fixed-income yields shifted higher throughout the course of the year.

The full year of 2013 was a transition for fixed income. Bond markets finally moved past the specters of government and fiscal dysfunction in the U.S., the eurozone, and Japan. We saw growth expectations consolidate and stabilize in China; geopolitical headlines from Syria, Egypt, North Korea, and Iran; and a resurgence of strategic activity in corporate boardrooms. Markets navigated a shift higher in Treasury yields and factored in the Federal Reserve’s (Fed’s) eventual exit from quantitative easing (QE) just as growth and unemployment in the U.S. demonstrated meaningful improvement.

Fixed-income markets began the year with a strong rally,

driven by a midnight-hour U.S. government compromise on the fiscal cliff. European authorities continued to dampen fears of a eurozone breakup and yields in the region narrowed markedly. Dell leveraged buyout rumors kicked off what proved to be a busy year for corporate deal makers, eventually culminating in Verizon’s $130 billion acquisition of Vodafone’s stake. As the year progressed, we saw renewed turmoil in the eurozone following a deadlocked election in Italy and a financial panic and debt restructuring in Cyprus. Fortunately, fears of a eurozone breakup did not ultimately reignite. In the spring, Japan dominated market headlines as Prime Minister Abe and Central Bank Governor Kuroda’s launch of Abenomics rerated economic growth expectations.

In May, as economic data began to slowly improve, Fed Chairman Ben Bernanke opened the door to QE tapering in public remarks, prompting a broad-based sell-off in fixed-income markets, increased rates, and a steepened yield curve, with notable volatility/underperformance in mortgages and capital outflows from emerging markets. Following the summer’s taper tantrum, markets remained focused on Bernanke’s every word and gesture and parsed economic data through the prism of their impact on the timing of Fed tapering.

In September, markets rallied on the Fed’s surprise decision not to taper, Janet Yellen’s reemergence as Bernanke’s dovish successor, and a last-minute chemical weapons deal with Syria. The rally in risk assets paused briefly in October in the wake of the government shutdown and debt ceiling hostage crisis but continued a strong performance thereafter into year-end, driven by continued improvements in economic data—notably unemployment dropping below 7% and third-quarter gross domestic product growth above 4%—and markets were able to smoothly digest the announcement in December that the long-awaited Fed tapering would finally begin in January 2014.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	7

Portfolio allocation[6] as of December 31, 2013

U.S. and European economic growth has been improving, while the U.S. tapers QE.

While we have seen plenty of false dawns over the past few years, it appears that growth projections for the U.S. and Europe are now finally on the rise. Near-term fiscal adjustments are now largely complete, suggesting potentially lower fiscal headwinds going forward, with attention (hopefully) turning at long last to longer-term issues such as entitlement reform. Additional tailwinds are provided by the lagged effects of highly accommodative monetary policy, increased policy clarity, and pent-up demand in several sectors. One key area of potential risk remains emerging markets—while there are signs that the near-term impact of recent market volatility has been less than feared, there remain question marks as to whether rising imbalances are being effectively addressed.

Now that the Fed’s framework for tapering and, ultimately, exiting asset purchases has been announced, market participants should focus on the uncertain impact on U.S. rates and supply/demand dynamics in global financial markets. As an important mitigating factor to the impacts of exiting QE, muted inflation trends provide the Fed additional confidence in its projections within the balanced approach to monetary policy that short-term rates can remain near zero well into 2015.

A steeper and higher yield curve combined with a stampeding equity market may also prompt selective rebalancing into fixed income given dramatic improvements in asset/liability positions and more favorable pricing of fixed income’s insurance value against disinflation risks. Consistent with our bottom-up process, at the end of the period, we maintained a neutral duration. Guided by specific security selection opportunities, we also maintained modest overweights in CMBS/ABS, credit, and agency mortgages with a focus on higher-quality collateral. We remain nimble and continue to execute our strategy focused on security selection combined with relative-value trading and strong risk controls.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Total Return Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2013	Ending account value 12-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class 2
Actual	$1,000.00	$1,005.48	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 33.49%
FHLMC ±	2.12%	2-1-2043	$50,528	$50,554
FHLMC ±	2.24	7-1-2043	687,652	687,086
FHLMC ±	2.26	10-1-2042	129,123	129,910
FHLMC ±	2.37	2-1-2043	52,143	52,579
FHLMC	2.50	5-1-2028	287,924	285,611
FHLMC ±	2.86	5-1-2042	134,587	135,266
FHLMC	3.00	7-1-2032	38,826	37,668
FHLMC	3.00	12-1-2032	25,280	24,527
FHLMC	3.00	1-1-2033	76,569	74,288
FHLMC	3.00	2-1-2033	40,701	39,487
FHLMC	3.00	7-1-2033	35,419	34,362
FHLMC	3.00	7-1-2033	29,515	28,633
FHLMC	3.00	8-1-2042	72,928	68,264
FHLMC	3.00	10-1-2042	28,325	26,513
FHLMC	3.00	12-1-2042	34,275	32,090
FHLMC	3.00	2-1-2043	32,429	30,354
FHLMC	3.00	4-1-2043	114,438	107,113
FHLMC	3.00	8-1-2043	369,350	345,728
FHLMC ±	3.16	2-1-2042	195,562	199,036
FHLMC	3.50	3-1-2033	24,338	24,460
FHLMC	3.50	3-1-2033	33,070	33,236
FHLMC	3.50	3-1-2033	90,260	90,713
FHLMC	3.50	6-1-2033	95,299	95,780
FHLMC	3.50	7-1-2033	52,799	53,065
FHLMC	3.50	11-1-2042	79,868	78,465
FHLMC	3.50	11-1-2042	47,859	47,020
FHLMC	3.50	3-1-2043	119,964	117,857
FHLMC	3.50	3-1-2043	73,946	72,646
FHLMC	3.50	3-1-2043	82,617	81,163
FHLMC	3.50	4-1-2043	46,388	45,573
FHLMC	3.50	4-1-2043	33,558	32,969
FHLMC	3.50	4-1-2043	259,109	254,558
FHLMC	3.50	4-1-2043	60,205	59,147
FHLMC	3.50	4-1-2043	81,903	80,463
FHLMC	3.50	4-1-2043	78,950	77,562
FHLMC	3.50	5-1-2043	267,908	263,213
FHLMC	3.50	5-1-2043	98,833	97,095
FHLMC	3.50	8-1-2043	45,692	44,886
FHLMC	4.00	7-1-2026	194,261	205,315
FHLMC	4.00	6-1-2033	24,514	25,271
FHLMC	4.00	11-1-2033	28,865	30,209
FHLMC	4.50	9-1-2042	82,488	88,234
FHLMC	5.00	8-1-2039	423,988	467,389
FHLMC	5.00	2-15-2040	217,295	238,510
FHLMC	5.00	4-1-2041	65,885	72,023
FHLMC	5.00	5-1-2041	58,395	63,545
FHLMC	5.00	8-1-2041	506,458	553,694
FHLMC	5.00	4-1-2042	61,045	67,297
FHLMC	5.50	7-1-2038	171,536	191,420
FHLMC	6.00	3-1-2034	24,833	27,821

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 2980 Class QA	6.00%	5-15-2035	$413,940	$463,791
FHLMC Series 3529 Class AG	6.50	4-15-2039	152,228	169,491
FHLMC Series 3622 Class WA	5.50	9-15-2039	180,359	200,145
FHLMC Series 3664 Class DA	4.00	11-15-2037	69,018	74,183
FHLMC Series 3876 Class NB	5.00	8-15-2038	132,749	145,538
FHLMC Series K003 Class AAB	4.77	5-25-2018	151,000	162,710
FHLMC Series T-48 Class 1A3 ±	5.78	7-25-2033	2,511	2,835
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	411	469
FHLMC Series T-57 Class 1A3	7.50	7-25-2043	26,717	31,693
FHLMC Series T-59 Class 1A3	7.50	10-25-2043	36,475	42,731
FHLMC Series T-60 Class 1A3	7.50	3-25-2044	38,289	45,293
FNMA ±	1.99	4-1-2043	281,393	280,237
FNMA ±	2.01	1-1-2043	33,288	33,180

FNMA ±	2.04	7-1-2043	53,895	51,508
FNMA ±	2.04	6-1-2043	137,751	137,233
FNMA ±	2.06	6-1-2043	204,555	203,775
FNMA ±	2.10	1-1-2043	82,155	82,136
FNMA ±	2.11	4-1-2043	37,424	37,298
FNMA ±	2.13	1-1-2043	84,868	85,093
FNMA ±	2.15	5-1-2043	499,699	499,626
FNMA ±	2.21	7-1-2043	99,870	99,533
FNMA ±	2.39	1-1-2036	48,822	51,743
FNMA ±	2.47	9-1-2043	122,197	123,151
FNMA	2.50	7-1-2027	278,309	276,395
FNMA	2.50	10-1-2027	374,776	372,190
FNMA	2.50	11-1-2027	267,658	265,811
FNMA	2.50	11-1-2027	602,992	600,339
FNMA	2.50	12-1-2027	186,814	185,524
FNMA	2.50	12-1-2027	109,746	108,988
FNMA (a)%%	2.50	2-25-2044	102,000	104,137
FNMA ±	2.50	11-1-2042	99,641	101,260
FNMA ±	2.63	9-1-2043	112,423	110,545
FNMA	3.00	2-1-2033	52,429	51,140
FNMA	3.00	3-1-2033	24,193	23,599
FNMA	3.00	3-1-2033	37,945	37,013
FNMA	3.00	7-1-2033	67,800	66,139
FNMA	3.00	12-1-2037	68,031	63,683
FNMA	3.00	10-1-2042	91,680	85,823
FNMA	3.00	11-1-2042	144,546	135,314
FNMA	3.00	1-1-2043	401,426	375,762
FNMA	3.00	1-1-2043	136,738	128,003
FNMA	3.00	1-1-2043	89,383	83,673
FNMA	3.00	2-1-2043	334,681	313,279
FNMA	3.00	2-1-2043	51,658	48,368
FNMA	3.00	2-1-2043	226,143	211,682
FNMA	3.00	3-1-2043	407,872	381,790
FNMA	3.00	5-1-2043	231,193	216,492
FNMA %%	3.00	4-25-2027	900,000	916,348
FNMA %%	3.00	5-25-2027	800,000	812,281
FNMA %%	3.00	9-25-2042	900,000	854,367

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.03%	3-1-2042	$78,295	$79,288
FNMA	3.50	7-1-2032	207,284	207,958
FNMA	3.50	3-1-2033	24,367	24,447
FNMA	3.50	5-1-2033	24,426	24,508
FNMA	3.50	7-1-2033	40,405	40,539
FNMA	3.50	8-1-2042	130,299	127,872
FNMA	3.50	9-1-2042	887,686	871,149
FNMA	3.50	2-1-2043	312,471	306,655
FNMA %%	3.50	3-25-2042	1,600,000	1,589,375
FNMA %%	3.50	6-25-2026	100,000	104,012
FNMA	4.00	9-1-2033	49,468	51,105
FNMA	4.00	10-1-2033	24,875	25,583
FNMA	4.00	11-1-2033	26,920	27,807
FNMA	4.00	11-1-2033	90,300	94,702
FNMA	4.00	11-1-2033	93,747	98,302
FNMA %%	4.00	6-25-2041	700,000	720,562
FNMA %%	4.00	4-25-2024	100,000	105,961
FNMA %%	4.00	7-25-2041	1,000,000	1,026,250
FNMA %%	4.50	11-25-2039	300,000	316,887
FNMA	5.00	3-1-2041	19,644	21,423
FNMA	5.00	6-1-2041	79,740	87,638
FNMA	5.00	7-1-2041	688,071	763,702
FNMA	5.00	8-1-2041	92,273	101,437
FNMA	5.00	8-1-2041	254,603	280,272
FNMA	5.00	8-1-2041	49,541	54,744
FNMA	5.00	9-1-2041	64,422	70,752
FNMA	5.50	9-1-2034	33,917	36,947
FNMA	5.50	4-1-2036	25,328	27,825
FNMA	5.50	7-1-2039	40,026	44,908
FNMA	5.50	4-1-2040	130,736	148,495
FNMA	6.00	3-1-2034	212,862	238,917
FNMA	6.00	8-1-2034	23,480	26,355
FNMA	6.00	8-1-2034	39,305	44,113
FNMA	6.00	11-1-2034	34,616	38,844
FNMA	6.00	4-1-2035	11,386	12,777
FNMA	6.00	4-1-2035	12,008	13,475
FNMA	6.00	11-1-2035	84,251	94,564
FNMA	6.00	12-1-2035	86,586	97,243
FNMA	6.00	7-1-2037	213,271	239,365
FNMA	6.00	7-1-2037	35,615	39,977
FNMA Series 2002-33 Class A2	7.50	6-25-2032	28,783	33,942
FNMA Series 2002-95 Class DB	6.00	1-25-2033	109,914	123,777
FNMA Series 2003-W17 Class 1A7	5.75	8-25-2033	86,000	93,146
FNMA Series 2005-5 Class PA	5.00	1-25-2035	35,191	37,968
FNMA Series 2006-56 Class CA	6.00	7-25-2036	20,141	22,061
FNMA Series 2009-20 Class DT	4.50	4-25-2039	116,868	125,462
FNMA Series 2011-58 Class AT	4.00	7-25-2041	156,068	165,308
FNMA Series 2012-130 Class DC	3.00	12-25-2042	1,037,118	968,903
FNMA Series 2012-133 Class JP	2.50	7-25-2042	277,216	266,451
FNMA Series 2012-134 Class LC	3.00	12-25-2042	85,636	82,564

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2013-121 Class LB	3.00%	12-25-2043	$417,014	$426,094
FNMA Series 2013-41 Class WG	2.50	11-25-2042	82,679	80,462
FNMA Series 416 Class A350	3.50	11-25-2042	409,146	409,236
GNMA %%	4.00	1-20-2042	2,000,000	2,079,453
GNMA %%	4.50	6-15-2039	800,000	853,562
GNMA Series 2013-44 Class NA	2.50	2-20-2043	141,081	137,301

Total Agency Securities (Cost $30,647,756)				30,255,430

Asset-Backed Securities: 13.95%
Ally Auto Receivables Trust Series 2010-2 Class A4	2.09	5-15-2015	11,242	11,263
Ally Auto Receivables Trust Series 2010-4 Class A4	1.35	12-15-2015	130,516	130,893
Ally Auto Receivables Trust Series 2010-5 Class A4	1.75	3-15-2016	175,712	176,615
Ally Auto Receivables Trust Series 2011-1 Class A4	2.23	3-15-2016	226,459	228,209
Ally Auto Receivables Trust Series 2012-1 Class A3	0.93	2-16-2016	33,884	33,976
Ally Auto Receivables Trust Series 2012-2 Class A3	0.74	4-15-2016	138,348	138,586
Ally Auto Receivables Trust Series 2013-1 Class A4	0.84	2-15-2018	180,000	178,931
Ally Master Owner Trust Series 2011-1 Class A2	2.15	1-15-2016	168,000	168,099
Ally Master Owner Trust Series 2011-4 Class A1 ±	0.97	9-15-2016	101,000	101,291
American Express Issuance Trust II Series 2013-1 Class A ±	0.45	2-15-2019	232,000	231,315
American Express Issuance Trust II Series 2013-2 Class A ±	0.60	8-15-2019	280,000	280,793
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A2	0.49	4-8-2016	51,107	51,092
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A3	0.67	6-8-2017	102,000	101,960
AmeriCredit Automobile Receivables Trust Series 2013-2 Class A2	0.53	11-8-2016	45,162	45,151
AmeriCredit Automobile Receivables Trust Series 2013-3 Class A2	0.68	10-11-2016	335,000	335,139
Bank of America Credit Card Trust Series 2007-A10 Class A10 ±	0.24	12-15-2016	256,000	255,986
Capital Auto Receivables Asset Trust Series 2013-1 Class A3	0.79	6-20-2017	284,000	283,635
Capital Auto Receivables Asset Trust Series 2013-2 Class A2	0.92	9-20-2016	148,000	148,284
Capital Auto Receivables Asset Trust Series 2013-2 Class A4	1.56	7-20-2018	79,000	79,524
Capital Auto Receivables Asset Trust Series 2013-3 Class A2	1.04	11-21-2016	98,000	98,308
Capital Auto Receivables Asset Trust Series 2013-3 Class A4	1.68	4-20-2018	97,000	97,743
Capital Auto Receivables Asset Trust Series 2013-4 Class A3	1.09	3-20-2018	127,000	126,519
Capital Auto Receivables Asset Trust Series 2013-4 Class A4	1.47	7-20-2018	172,000	171,053
Chase Issuance Trust Series 2013-A3 Class A3 ±	0.45	4-15-2020	100,000	99,633
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6	1.32	9-7-2018	557,000	560,775
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7 ±	0.60	9-10-2020	397,000	397,701
Developers Diversified Realty Corporation Trust Series 2009-DDR1 Class A 144A	3.81	10-14-2022	124,414	126,535
Discover Card Execution Note Trust Series 2013-A5 Class A5	1.04	4-15-2019	253,000	252,746
GE Capital Credit Card Master Note Trust Series 2011-1 Class A ±	0.72	1-15-2017	100,000	100,018
Honda Auto Receivables Owner Trust Series 2012-3 Class A2	0.46	12-15-2014	13,476	13,477
Honda Auto Receivables Owner Trust Series 2013-2 Class A3	0.53	2-16-2017	112,000	111,955
Honda Auto Receivables Owner Trust Series 2013-3 Class A2	0.54	1-15-2016	215,000	215,217
MMCA Automobile Trust Series 2011-A Class A4 144A	2.02	10-17-2016	84,078	84,558
Nelnet Student Loan Trust Series 2004-5 Class A5 ±	0.42	10-27-2036	152,000	148,553
Nelnet Student Loan Trust Series 2005-1 Class A5 ±	0.35	10-25-2033	293,000	276,571
Nelnet Student Loan Trust Series 2005-2 Class A5 ±	0.35	3-23-2037	237,000	227,962
Nelnet Student Loan Trust Series 2006-1 Class A4 ±	0.33	11-23-2022	299,147	298,115
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.32	10-26-2026	287,167	286,578
Nelnet Student Loan Trust Series 2007-1 Class A1 ±	0.25	11-27-2018	55,845	55,736
Nelnet Student Loan Trust Series 2007-2A Class A3L ±144A	0.60	3-25-2026	526,000	519,847
Nelnet Student Loan Trust Series 2010-4A Class A ±144A	0.97	4-25-2046	74,426	75,090

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Nissan Auto Receivables Owner Trust Series 2011-A Class A3	1.18%	2-16-2015	$4,535	$4,536
Nissan Auto Receivables Owner Trust Series 2012-B Class A2	0.39	4-15-2015	16,453	16,455
Santander Drive Auto Receivables Trust Series 2012-5 Class A2	0.57	12-15-2015	14,801	14,802
Santander Drive Auto Receivables Trust Series 2012-5 Class A3	0.83	12-15-2016	51,000	51,010
Santander Drive Auto Receivables Trust Series 2012-6 Class A3	0.62	7-15-2016	56,000	56,029
Santander Drive Auto Receivables Trust Series 2013-2 Class A3	0.70	9-15-2017	306,000	306,067
Santander Drive Auto Receivables Trust Series 2013-3 Class A2	0.55	9-15-2016	255,519	255,435
SLM Student Loan Trust Series 2004-5A Class A5 ±144A	0.84	10-25-2023	250,000	250,934
SLM Student Loan Trust Series 2004-8A Class A5 ±144A	0.74	4-25-2024	250,749	251,213
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.44	7-27-2026	87,274	88,596
SLM Student Loan Trust Series 2005-9 Class A4 ±	0.34	1-25-2023	21,808	21,807
SLM Student Loan Trust Series 2007-2 Class A2 ±	0.64	5-15-2028	87,466	87,316
SLM Student Loan Trust Series 2007-2 Class B ±	0.41	7-25-2025	100,000	86,329
SLM Student Loan Trust Series 2010-1 Class A ±	0.57	3-25-2025	153,311	152,816
SLM Student Loan Trust Series 2010-A Class 2A ±144A	3.42	5-16-2044	147,755	156,596
SLM Student Loan Trust Series 2011-C Class A1 ±144A	1.57	12-15-2023	147,820	148,851
SLM Student Loan Trust Series 2012-6 Class B ±	1.17	4-27-2043	100,000	91,095
SLM Student Loan Trust Series 2012-A Class A1 ±144A	1.57	8-15-2025	220,108	222,222
SLM Student Loan Trust Series 2012-B Class A1 ±144A	1.27	12-15-2021	178,990	179,818
SLM Student Loan Trust Series 2012-C Class A1 ±144A	1.27	8-15-2023	166,244	167,184
SLM Student Loan Trust Series 2012-E Class A1 ±144A	0.92	10-16-2023	236,366	236,515
SLM Student Loan Trust Series 2012-E Class A2 ±144A	1.92	6-15-2045	233,000	237,360
SLM Student Loan Trust Series 2013-1 Class A2 ±	0.42	9-25-2019	105,000	104,570
SLM Student Loan Trust Series 2013-1 Class B ±	1.97	11-25-2043	100,000	96,948
SLM Student Loan Trust Series 2013-3 Class A2 ±	0.47	5-26-2020	106,000	105,626
SLM Student Loan Trust Series 2013-5 Class A2 ±	0.56	10-26-2020	100,000	99,992
SLM Student Loan Trust Series 2013-6 Class A2 ±	0.67	2-25-2021	124,000	124,003
SLM Student Loan Trust Series 2013-A Class A1 ±144A	0.77	8-15-2022	176,314	176,045
SLM Student Loan Trust Series 2013-B Class A1 ±144A	0.82	7-15-2022	125,571	125,508
SLM Student Loan Trust Series 2013-B Class A2A 144A	1.85	6-17-2030	350,000	337,388
SLM Student Loan Trust Series 2013-C Class A1 ±144A	1.02	2-15-2022	167,899	168,361
SLM Student Loan Trust Series 2013-C Class A2A 144A	2.94	10-15-2031	163,000	164,654
SMS Student Loan Trust Series 2000-A Class A2 ±	0.43	10-28-2028	74,015	73,694
SMS Student Loan Trust Series 2000-B Class A2 ±	0.44	4-28-2029	70,516	70,233
Trade Maps Limited Series 2013-1A Class A ±144A	0.87	12-10-2018	268,000	268,493
Volkswagen Auto Loan Enhanced Trust Series 2012-2 Class A2	0.33	7-20-2015	47,124	47,110
World Financial Network Credit Card Master Trust Series 2013-B Class A	0.91	3-16-2020	239,000	237,466

Total Asset-Backed Securities (Cost $12,576,209)				12,608,509

Corporate Bonds and Notes: 19.39%

Consumer Discretionary: 2.29%

Auto Components: 0.13%
TRW Automotive Incorporated 144A	4.45	12-1-2023	120,000	116,400

Automobiles: 1.29%
Daimler Finance North America LLC 144A	1.45	8-1-2016	185,000	186,089
Daimler Finance North America LLC 144A	1.88	9-15-2014	150,000	151,298
Daimler Finance North America LLC 144A	1.88	1-11-2018	150,000	147,691
Daimler Finance North America LLC 144A	2.38	8-1-2018	150,000	149,594

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Automobiles (continued)
Ford Motor Credit Company LLC	4.38%	8-6-2023	$205,000	$205,770
General Motors Corporation 144A	3.50	10-2-2018	200,000	204,500
General Motors Corporation 144A	4.88	10-2-2023	80,000	81,000
General Motors Corporation 144A	6.25	10-2-2043	40,000	41,550

				1,167,492

Hotels, Restaurants & Leisure: 0.04%
Yum! Brands Incorporated	5.35	11-1-2043	40,000	38,733

Media: 0.64%
Comcast Corporation	4.25	1-15-2033	45,000	41,677
DIRECTV Holdings LLC	3.80	3-15-2022	45,000	43,167
NBCUniversal Enterprise Company 144A	1.97	4-15-2019	100,000	97,762
Thomson Reuters Corporation	1.30	2-23-2017	85,000	84,618
Thomson Reuters Corporation	5.65	11-23-2043	25,000	25,367
Viacom Incorporated	2.50	9-1-2018	55,000	55,415
Viacom Incorporated	4.25	9-1-2023	110,000	109,594
Viacom Incorporated	5.85	9-1-2043	110,000	115,248

				572,848

Specialty Retail: 0.19%
Home Depot Incorporated	3.75	2-15-2024	170,000	168,917

Consumer Staples: 1.22%

Beverages: 0.29%
Anheuser-Busch InBev Worldwide Incorporated	7.75	1-15-2019	70,000	87,363
PepsiCo Incorporated	2.25	1-7-2019	170,000	170,414

				257,777

Food & Staples Retailing: 0.19%
CVS Caremark Corporation	2.25	12-5-2018	85,000	84,930
CVS Caremark Corporation	4.00	12-5-2023	55,000	54,792
CVS Caremark Corporation	5.30	12-5-2043	35,000	36,068

				175,790

Food Products: 0.65%
ConAgra Foods Incorporated	1.30	1-25-2016	75,000	75,126
Kraft Foods Group Incorporated	6.50	2-9-2040	75,000	87,189
Tyson Foods Incorporated	4.50	6-15-2022	105,000	106,758
WM Wrigley Jr Company 144A	2.00	10-20-2017	40,000	39,872
WM Wrigley Jr Company 144A	2.40	10-21-2018	55,000	54,634
WM Wrigley Jr Company 144A	2.90	10-21-2019	112,000	111,006
WM Wrigley Jr Company 144A	3.38	10-21-2020	115,000	113,545

				588,130

Tobacco: 0.09%
Altria Group Incorporated	4.00	1-31-2024	45,000	43,910
Altria Group Incorporated	5.38	1-31-2044	40,000	40,026

				83,936

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.87%

Energy Equipment & Services: 0.24%
Diamond Offshore Drilling Incorporated	4.88%	11-1-2043	$80,000	$78,231
Halliburton Company	2.00	8-1-2018	135,000	133,901

				212,132

Oil, Gas & Consumable Fuels: 1.63%
Buckeye Partners LP	5.85	11-15-2043	50,000	49,176
DCP Midstream Operating Company	4.95	4-1-2022	74,000	75,013
Devon Energy Corporation	1.20	12-15-2016	145,000	144,928
Devon Energy Corporation	2.25	12-15-2018	140,000	138,459
Dominion Gas Holdings LLC 144A	4.80	11-1-2043	45,000	43,350
El Paso Pipeline Partners Operating LLC	4.10	11-15-2015	105,000	110,436
Energen Corporation	4.63	9-1-2021	110,000	107,556
Energy Transfer Partners LP	5.15	2-1-2043	30,000	27,320
Energy Transfer Partners LP	5.95	10-1-2043	15,000	15,168
Energy Transfer Partners LP	6.50	2-1-2042	43,000	46,071
Kerr-McGee Corporation	6.95	7-1-2024	150,000	173,975
Kinder Morgan Energy Partners LP	4.15	2-1-2024	75,000	72,440
Kinder Morgan Energy Partners LP	5.00	3-1-2043	40,000	36,791
Murphy Oil Corporation	3.70	12-1-2022	130,000	119,937
Rowan Companies Incorporated	5.40	12-1-2042	54,000	49,794
Spectra Energy Partners LP	2.95	9-25-2018	55,000	55,721
Spectra Energy Partners LP	5.95	9-25-2043	35,000	37,291
TC Pipelines LP	4.65	6-15-2021	68,000	68,722
Western Gas Partners	5.38	6-1-2021	30,000	32,100
WPX Energy Incorporated	6.00	1-15-2022	70,000	70,000

				1,474,248

Financials: 7.72%

Capital Markets: 1.05%
Five Corners Funding Trust 144A	4.42	11-15-2023	220,000	216,507
Goldman Sachs Group Incorporated	6.25	2-1-2041	45,000	51,689
Goldman Sachs Group Incorporated	6.75	10-1-2037	45,000	49,920
Lazard Group LLC	4.25	11-14-2020	110,000	109,634
Lazard Group LLC	6.85	6-15-2017	215,000	242,327
Morgan Stanley	5.00	11-24-2025	90,000	90,104
Morgan Stanley	5.38	10-15-2015	100,000	107,557
Morgan Stanley	5.50	7-28-2021	76,000	84,818

				952,556

Commercial Banks: 0.45%
HSBC USA Incorporated	2.38	2-13-2015	140,000	142,851
HSBC USA Incorporated	2.63	9-24-2018	170,000	172,781
Inter-American Development Bank Series EMTN	3.88	10-28-2041	100,000	89,574

				405,206

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.44%
American Express Credit Corporation	1.75%	6-12-2015	$230,000	$233,712
ERAC USA Finance LLC 144A	5.63	3-15-2042	117,000	119,101
Toyota Motor Credit Corporation	3.40	9-15-2021	50,000	50,689

				403,502

Diversified Financial Services: 3.31%
Bank of America Corporation	1.13	11-14-2016	375,000	375,398
Bank of America Corporation	1.50	10-9-2015	365,000	368,675
Bank of America Corporation	2.60	1-15-2019	250,000	250,968
Bank of America Corporation	4.10	7-24-2023	320,000	320,840
Bank of America Corporation	6.00	9-1-2017	125,000	142,669
Citigroup Incorporated	1.70	7-25-2016	125,000	126,169
Citigroup Incorporated	2.65	3-2-2015	74,000	75,501
Citigroup Incorporated	3.88	10-25-2023	125,000	122,679
Citigroup Incorporated	4.45	1-10-2017	146,000	158,183
General Electric Capital Corporation	5.88	1-14-2038	120,000	136,261
Glencore Funding LLC 144A	2.50	1-15-2019	70,000	67,746
ING US Incorporated	5.50	7-15-2022	75,000	81,447
JPMorgan Chase & Company	3.20	1-25-2023	120,000	113,582
JPMorgan Chase & Company	3.38	5-1-2023	80,000	74,440
JPMorgan Chase & Company	6.00	10-1-2017	250,000	285,917
Murray Street Investment Trust I	4.65	3-9-2017	198,000	213,150
National Rural Utilities Cooperative Finance Corporation	3.40	11-15-2023	75,000	72,450

				2,986,075

Insurance: 1.26%
American International Group Incorporated	6.40	12-15-2020	70,000	82,633
American International Group Incorporated ±	8.18	5-15-2068	25,000	30,250
American International Group Incorporated	8.25	8-15-2018	100,000	125,031
Assurant Incorporated	2.50	3-15-2018	110,000	107,427
Berkshire Hathaway Financial Incorporated	2.90	10-15-2020	165,000	163,513
Liberty Mutual Group Incorporated 144A	4.25	6-15-2023	130,000	125,322
Liberty Mutual Group Incorporated 144A	6.50	5-1-2042	61,000	66,733
Markel Corporation	3.63	3-30-2023	45,000	42,287
Markel Corporation	4.90	7-1-2022	65,000	67,627
MetLife Incorporated	4.37	9-15-2023	90,000	91,731
MetlLife Incorporated	4.88	11-13-2043	110,000	107,567
Prudential Financial Incorporated	2.30	8-15-2018	75,000	74,518
W.R. Berkley Corporation	4.63	3-15-2022	56,000	56,563

				1,141,202

REITs: 1.21%
American Tower Corporation	3.50	1-31-2023	91,000	82,839
American Tower Corporation	4.50	1-15-2018	98,000	104,939
American Tower Corporation	5.05	9-1-2020	73,000	77,106
AvalonBay Communities Incorporated	3.63	10-1-2020	35,000	35,342
Boston Properties LP	3.13	9-1-2023	55,000	50,152
Boston Properties LP	3.80	2-1-2024	85,000	81,374
DDR Corporation	3.38	5-15-2023	125,000	113,660
DDR Corporation	4.63	7-15-2022	130,000	132,411

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
Equity One Incorporated	3.75%	11-15-2022	$21,000	$19,673
Federal Realty Investment Trust	3.00	8-1-2022	105,000	97,973
Federal Realty Investment Trust	3.95	1-15-2024	60,000	59,231
Mid America Apartments LP	4.30	10-15-2023	85,000	82,507
Prologis LP	4.25	8-15-2023	100,000	98,627
Tanger Properties LP	3.88	12-1-2023	55,000	52,928

				1,088,762

Health Care: 1.49%

Biotechnology: 0.34%
Amgen Incorporated	5.38	5-15-2043	150,000	153,476
Celgene Corporation	2.30	8-15-2018	75,000	74,551
Celgene Corporation	5.25	8-15-2043	75,000	75,351

				303,378

Health Care Equipment & Supplies: 0.13%
St. Jude Medical Incorporated	3.25	4-15-2023	125,000	116,435

Health Care Providers & Services: 0.35%
Express Scripts Holding Company	2.10	2-12-2015	150,000	152,174
WellPoint Incorporated	3.13	5-15-2022	132,000	123,616
Wellpoint Incorporated	5.10	1-15-2044	40,000	39,525

				315,315

Life Sciences Tools & Services: 0.27%
Thermo Fisher Scientific Incorporated	1.30	2-1-2017	125,000	124,447
Thermo Fisher Scientific Incorporated	2.40	2-1-2019	50,000	49,507
Thermo Fisher Scientific Incorporated	4.15	2-1-2024	50,000	49,442
Thermo Fisher Scientific Incorporated	5.30	2-1-2044	25,000	25,190

				248,586

Pharmaceuticals: 0.40%
Merck & Company Incorporated	1.30	5-18-2018	120,000	116,656
Merck & Company Incorporated	2.80	5-18-2023	90,000	83,182
Mylan Incorporated	5.40	11-29-2043	35,000	35,161
Pfizer Incorporated	3.00	6-15-2023	70,000	65,661
Teva Pharmaceutical Finance LLC	2.25	3-18-2020	68,000	64,586

				365,246

Industrials: 0.36%

Aerospace & Defense: 0.26%
Northrop Grumman Corporation	3.25	8-1-2023	140,000	130,369
Northrop Grumman Corporation	4.75	6-1-2043	105,000	99,148

				229,517

Machinery: 0.10%
Crane Company	2.75	12-15-2018	40,000	39,784
Crane Company	4.45	12-15-2023	50,000	49,341

				89,125

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.96%

Computers & Peripherals: 0.16%
IBM Corporation	1.63%	5-15-2020	$160,000	$149,853

Semiconductors & Semiconductor Equipment: 0.08%
Intel Corporation	4.00	12-15-2032	75,000	68,917

Software: 0.72%
Microsoft Corporation	3.63	12-15-2023	230,000	229,969
Microsoft Corporation	4.88	12-15-2043	60,000	61,100
Oracle Corporation	2.38	1-15-2019	275,000	277,311
Oracle Corporation	3.63	7-15-2023	80,000	79,227

				647,607

Materials: 0.08%

Chemicals: 0.08%
Mosaic Company	5.45	11-15-2033	35,000	35,559
Mosaic Company	5.63	11-15-2043	40,000	40,442

				76,001

Telecommunication Services: 1.37%

Diversified Telecommunication Services: 1.37%
AT&T Incorporated	1.60	2-15-2017	140,000	139,755
AT&T Incorporated	4.30	12-15-2042	35,000	29,582
Verizon Communications Incorporated	2.50	9-15-2016	255,000	263,661
Verizon Communications Incorporated	3.65	9-14-2018	192,000	203,143
Verizon Communications Incorporated	4.50	9-15-2020	65,000	69,508
Verizon Communications Incorporated	5.15	9-15-2023	175,000	187,600
Verizon Communications Incorporated	6.40	9-15-2033	187,000	214,482
Verizon Communications Incorporated	6.55	9-15-2043	110,000	128,269

				1,236,000

Utilities: 2.03%

Electric Utilities: 1.12%
Ameren Corporation	8.88	5-15-2014	108,000	111,097
American Electric Power Company	1.65	12-15-2017	135,000	132,217
Duke Energy Corporation	1.63	8-15-2017	65,000	64,563
Duke Energy Corporation	3.95	10-15-2023	50,000	49,932
Duke Energy Ohio Incorporated	3.80	9-1-2023	55,000	54,882
Kentucky Utilities Company	4.65	11-15-2043	35,000	34,728
MidAmerican Energy Holdings Company	2.40	3-15-2019	90,000	90,580
MidAmerican Energy Holdings Company	4.80	9-15-2043	5,000	5,065
MidAmerican Energy Holdings Company 144A	5.15	11-15-2043	140,000	140,664
PPL Capital Funding Incorporated	3.40	6-1-2023	60,000	55,739
PPL Capital Funding Incorporated	4.70	6-1-2043	55,000	49,368
Southern Company	2.45	9-1-2018	99,000	100,451

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)
Southwestern Electric Power Company	3.55%	2-15-2022	$45,000	$43,893
Wisconsin Public Service Corporation	4.75	11-1-2044	75,000	75,407

				1,008,586

Gas Utilities: 0.24%
ONEOK Partners LP	2.00	10-1-2017	85,000	84,550
ONEOK Partners LP	3.20	9-15-2018	75,000	76,651
ONEOK Partners LP	6.20	9-15-2043	55,000	59,172

				220,373

Multi-Utilities: 0.67%
Dominion Resources Incorporated	8.88	1-15-2019	115,000	146,050
Louisville Gas & Electric Company	4.65	11-15-2043	30,000	29,672
Pacific Gas & Electric Corporation	3.25	6-15-2023	130,000	123,113
Pacific Gas & Electric Corporation	5.13	11-15-2043	85,000	87,459
Puget Energy Incorporated	6.00	9-1-2021	150,000	167,530
Sempra Energy	4.05	12-1-2023	55,000	54,219

				608,043

Total Corporate Bonds and Notes (Cost $17,549,472)				17,516,688

Municipal Obligations: 0.97%

California: 0.25%
California Build America Bonds (GO)	7.60	11-1-2040	80,000	105,617
Los Angeles CA Community College District Build America Bonds (GO)	6.75	8-1-2049	95,000	119,979

				225,596

Illinois: 0.12%
Illinois Finance Authority (GO)	5.37	3-1-2017	55,000	59,286
Illinois Finance Authority (GO)	5.88	3-1-2019	45,000	48,978

				108,264

Nevada: 0.14%
Clark County NV Airport Authority (Airport Revenue)	6.82	7-1-2045	100,000	124,605

New Jersey: 0.17%
New Jersey Turnpike Authority (Transportation Revenue)	7.10	1-1-2041	119,000	152,375

New York: 0.12%
Port Authority of New York & New Jersey Consolidated Bonds Series 174 (Airport Revenue)	4.46	10-1-2062	125,000	105,980

Ohio: 0.03%
Ohio State University General Receipts Taxable Series A (Education Revenue)	4.80	6-1-2111	36,000	31,326

Texas: 0.14%
North Texas Tollway Authority (Transportation Revenue)	6.72	1-1-2049	109,000	132,480

Total Municipal Obligations (Cost $804,445)				880,626

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities: 6.82%
Bank of America Commercial Mortgage Trust Series 2004-6 Class A3	4.51%	12-10-2042	$1,345	$1,347
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR7 Class A	4.95	2-11-2041	4,151	4,151
CFCRE Commercial Mortgage Trust Series 2011-C1 Series A4 ±144A	4.96	4-15-2044	100,000	107,561
Commercial Mortgage Pass-Through Certificate Series 2010-CL Class A3 144A	4.21	7-10-2046	138,000	146,081
Commercial Mortgage Pass-Through Certificate Series 2012-LC4 Class A3	3.07	12-10-2044	60,000	60,933
Commercial Mortgage Pass-Through Certificate Series 2013-CR9 Class A1	1.34	7-10-2045	90,895	91,100
Commercial Mortgage Pass-Through Certificate Series 2013-CR9 Class ASB	3.83	7-10-2045	125,000	129,082
Commercial Mortgage Trust Series 2013-CR11 Class A1	1.47	10-10-2046	49,006	49,002
Commercial Mortgage Trust Series 2013-CR11 Class A4	4.26	10-10-2046	176,000	180,541
Commercial Mortgage Trust Series 2013-CR12 Class A1	1.30	10-10-2046	56,358	56,302
Commercial Mortgage Trust Series 2013-CR12 Class A4	4.05	10-10-2046	96,000	96,732
Commercial Mortgage Trust Series 2013-CR12 Class ASB	3.62	10-10-2046	126,000	127,931
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-C5 Class A4	4.83	11-15-2037	23,000	23,510
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C5 Class A4 ±	5.10	8-15-2038	70,000	73,479
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3	5.31	12-15-2039	132,000	142,966
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC1A Class A1 144A	3.74	11-10-2046	93,006	97,736
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC1A Class A3 144A	5.00	11-10-2046	100,000	110,192
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	111,000	118,801
Greenwich Capital Commercial Funding Corporation Series 2004-GG1 Class A7 ±	5.32	6-10-2036	27,855	28,001
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5 ±	5.22	4-10-2037	117,000	123,376
GS Mortgage Securities Corporation II Series 2005-GG4 Class A4	4.75	7-10-2039	131,281	135,995
GS Mortgage Securities Trust Series 2007-GG10 Class A4 ±	5.80	8-10-2045	104,000	114,186
GS Mortgage Securities Trust Series 2013-GC16 Class A3	4.24	11-10-2046	123,000	125,883
GS Mortgage Securities Trust Series 2013-GC16 Class AAB	3.81	11-10-2046	165,000	169,346
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	342,008	375,848
JPMBB Commercial Mortgage Securities Trust Series 2013-C15 Class A4	4.10	11-15-2045	127,000	128,934
JPMBB Commercial Mortgage Securities Trust Series 2013-C17 Class A4	4.20	1-15-2047	127,000	129,394
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-LN2 Class A2	5.12	7-15-2041	76,467	77,284
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006 Class A4 ±	5.48	12-12-2044	56,000	59,753
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB17 Class A4	5.43	12-12-2043	175,000	189,391
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP9 Class A2	5.13	5-15-2047	18,422	18,619
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-C1 Class A4	5.72	2-15-2051	91,000	99,848
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C2 Class A3 144A	4.07	11-15-2043	266,000	277,710
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A	3.30	8-5-2032	73,855	77,067
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C4 Class A4 144A	4.39	7-15-2046	112,000	118,584
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-C8 Class ASB	2.38	10-15-2045	80,000	76,997
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013 Class C14 ±	3.76	8-15-2046	121,000	124,294
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C12 Class A1	1.08	7-15-2045	85,106	84,814
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C13 Class A1	1.30	1-15-2046	38,412	38,541
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C13 Class A2	2.67	1-15-2046	144,000	145,975
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C13 Class ASB	3.41	1-15-2046	31,000	31,408
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C14 Class A2	3.02	8-15-2046	170,000	174,491
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C8 Class A6 ±	4.80	12-15-2029	18,256	18,565
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C3 Class A3 ±	5.87	7-15-2044	53,000	53,666
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A ±	4.95	7-12-2038	76,000	77,090
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class A1	1.39	7-15-2046	173,157	173,664
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class ASB ±	3.91	7-15-2046	24,000	24,954

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A2	3.09%	8-15-2046	$243,000	$249,962
Morgan Stanley Bank Trust Series 2012-C5 Class A3	2.83	8-15-2045	90,000	88,314
Morgan Stanley Bank Trust Series 2012-C6 Class A3	2.51	11-15-2045	229,000	220,913
Morgan Stanley Bank Trust Series 2013-C7 Class AAB	2.47	2-15-2046	69,000	66,213
Morgan Stanley Capital I Series 2004-HQ4 Class A7	4.97	4-14-2040	73,054	73,947
Morgan Stanley Mortgage Loan Trust Series 2007-6XS Class 2A1S ±	0.28	2-25-2047	8,556	7,644
Motel 6 Trust Series 2012-MTL6 Class A2 144A	1.95	10-5-2025	191,000	189,038
Sequoia Mortgage Trust Series 2011-1 Class A1 ±	4.13	2-25-2041	5,816	5,813
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A4	3.53	5-10-2063	58,000	57,249
UBS Barclays Commercial Mortgage Trust Series 2012-C3 Class A3	2.73	8-10-2049	96,000	94,321
UBS Barclays Commercial Mortgage Trust Series 2013-C5 Class A4	3.18	3-10-2046	37,000	35,255
UBS Barclays Commercial Mortgage Trust Series 2013-C6 Class ASB	2.79	4-10-2046	185,000	180,416

Total Non-Agency Mortgage Backed Securities (Cost $6,192,626)				6,160,210

U.S. Treasury Securities: 26.05%
U.S. Treasury Bond	2.75	11-15-2042	156,000	122,801
U.S. Treasury Bond	3.13	11-15-2041	412,000	354,384
U.S. Treasury Bond	3.13	2-15-2043	291,000	248,078
U.S. Treasury Bond	3.63	8-15-2043	1,157,000	1,088,123
U.S. Treasury Bond	3.75	11-15-2043	380,000	365,809
U.S. Treasury Note	0.25	7-31-2015	2,047,000	2,046,840
U.S. Treasury Note	0.25	9-30-2015	479,000	478,551
U.S. Treasury Note	0.25	10-15-2015	1,285,000	1,283,294
U.S. Treasury Note	0.25	10-31-2015	379,000	378,467
U.S. Treasury Note	0.25	11-30-2015	300,000	299,402
U.S. Treasury Note	0.25	12-31-2015	513,000	511,659
U.S. Treasury Note ##	0.38	8-31-2015	2,630,000	2,633,903
U.S. Treasury Note	0.63	8-15-2016	1,033,000	1,033,081
U.S. Treasury Note	0.63	10-15-2016	1,659,000	1,655,889
U.S. Treasury Note ##	0.63	12-15-2016	2,163,000	2,154,043
U.S. Treasury Note ##	1.25	11-30-2018	2,948,000	2,883,283
U.S. Treasury Note	1.38	11-30-2015	1,046,000	1,066,225
U.S. Treasury Note	1.50	12-31-2018	233,000	230,251
U.S. Treasury Note	2.00	11-30-2020	973,000	946,015
U.S. Treasury Note	2.38	12-31-2020	531,000	528,969
U.S. Treasury Note	2.75	11-15-2023	1,276,000	1,246,093
U.S. Treasury Note	3.13	4-30-2017	1,848,000	1,978,083

Total U.S. Treasury Securities (Cost $23,746,433)				23,533,243

Yankee Corporate Bonds and Notes: 5.11%

Consumer Discretionary: 0.18%

Textiles, Apparel & Luxury Goods: 0.18%
LVMH Moet Hennessy Louis 144A	1.63	6-29-2017	163,000	162,326

Consumer Staples: 0.12%

Beverages: 0.12%
Diageo Capital plc	1.13	4-29-2018	115,000	110,817

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.25%

Energy Equipment & Services: 0.09%
Weatherford International Limited	4.50%	4-15-2022	$60,000	$60,295
Weatherford International Limited	5.95	4-15-2042	25,000	24,969

				85,264

Oil, Gas & Consumable Fuels: 1.16%
Canadian Oil Sands Trust Limited 144A	4.50	4-1-2022	60,000	60,340
Canadian Oil Sands Trust Limited 144A	6.00	4-1-2042	55,000	56,064
Ecopetrol SA	7.38	9-18-2043	120,000	130,080
Husky Energy Incorporated	7.25	12-15-2019	57,000	68,738
Petrobras Global Finance Company	3.00	1-15-2019	225,000	210,451
Petroleos Mexicanos Company ±	2.27	7-18-2018	50,000	51,500
Petroleos Mexicanos Company	4.88	1-18-2024	50,000	50,000
Petroleos Mexicanos Company	5.50	6-27-2044	70,000	63,875
Statoil ASA	2.90	11-8-2020	100,000	99,226
Statoil ASA	3.70	3-1-2024	75,000	74,334
Talisman Energy Incorporated	3.75	2-1-2021	50,000	48,347
Transocean Incorporated	6.38	12-15-2021	120,000	134,671

				1,047,626

Financials: 1.87%

Commercial Banks: 1.36%
HSBC Holdings plc	4.00	3-30-2022	65,000	66,714
ING Bank NV 144A	5.80	9-25-2023	90,000	93,960
Norddeutsche Landesbank Pfandbriefe 144A	2.00	2-5-2019	400,000	394,000
Rabobank Nederland NV	3.88	2-8-2022	95,000	95,383
Royal Bank of Scotland Group plc	6.00	12-19-2023	300,000	302,136
Skandinaviska Enskilda 144A	2.38	11-20-2018	280,000	278,177

				1,230,370

Diversified Financial Services: 0.45%
Volkswagen International Finance NV 144A	1.13	11-18-2016	210,000	209,454
Volkswagen International Finance NV 144A	2.13	11-20-2018	200,000	197,500

				406,954

Insurance: 0.06%
XLIT Limited	5.25	12-15-2043	55,000	55,173

Health Care: 0.24%

Health Care Equipment & Supplies: 0.14%
Mallinckrodt International Finance SA 144A	4.75	4-15-2023	140,000	129,017

Pharmaceuticals: 0.10%
Perrigo Company 144A	4.00	11-15-2023	90,000	88,153

Materials: 0.59%

Chemicals: 0.10%
LyondellBasell International Finance BV	4.00	7-15-2023	55,000	54,201
LyondellBasell International Finance BV	5.25	7-15-2043	35,000	35,060

				89,261

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Metals & Mining: 0.49%
Barrick Gold Corporation	4.10%	5-1-2023	$95,000	$85,737
BHP Billiton Finance USA Limited	3.85	9-30-2023	125,000	125,335
BHP Billiton Finance USA Limited	5.00	9-30-2043	95,000	96,240
Vale SA	5.63	9-11-2042	69,000	62,440
Xstrata Finance Canada 144A	2.05	10-23-2015	71,000	71,904

				441,656

Telecommunication Services: 0.74%

Diversified Telecommunication Services: 0.08%
Telefonica Emisiones SAU	4.57	4-27-2023	70,000	68,920

Wireless Telecommunication Services: 0.66%
America Movil SAB de CV	3.13	7-16-2022	235,000	216,612
Vodafone Group plc	0.90	2-19-2016	225,000	225,788
Vodafone Group plc	1.50	2-19-2018	160,000	155,926

				598,326

Utilities: 0.12%

Electric Utilities: 0.12%
Comision Federal de Electricidad 144A	4.88	1-15-2024	65,000	64,513
Electricite de France SA 144A	4.60	1-27-2020	40,000	43,234

				107,747

Total Yankee Corporate Bonds and Notes (Cost $4,710,836)				4,621,610

Yankee Government Bonds: 1.50%
Federal Republic of Brazil	4.25	1-27-2025	165,000	157,163
Japan Bank for International Cooperation	1.75	7-31-2018	220,000	218,104
Province of Quebec	2.63	2-13-2023	130,000	119,411
Republic of Slovenia 144A	4.75	5-10-2018	200,000	205,000
Slovak Republic 144A	4.38	5-21-2022	375,000	386,970
United Mexican States	5.75	10-12-2110	290,000	268,250

Total Yankee Government Bonds (Cost $1,402,297)				1,354,898

	Yield		Shares
Short-Term Investments: 3.00%

Investment Companies: 3.00%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.06%		2,706,651	2,706,651

Total Short-Term Investments (Cost $2,706,651)				2,706,651

Total investments in securities
(Cost $100,336,725) *	110.28%	99,637,865
Other assets and liabilities, net	(10.28)	(9,285,138)

Total net assets	100.00%	$90,352,727

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2013

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $100,468,443 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation (depreciation)	$715,461
Gross unrealized depreciation	(1,546,039)

Net unrealized depreciation	$(830,578)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2013	Wells Fargo Advantage VT Total Return Bond Fund	25

Assets
Investments
In unaffiliated securities, at value (see cost below)	$96,931,214
In affiliated securities, at value (see cost below)	2,706,651

Total investments, at value (see cost below)	99,637,865
Receivable for investments sold	10,761,271
Principal paydown receivable	10,331
Receivable for Fund shares sold	107,991
Receivable for interest	403,937
Prepaid expenses and other assets	742

Total assets	110,922,137

Liabilities
Dividends payable	3,351
Payable for investments purchased	20,276,247
Payable for Fund shares redeemed	148,941
Due to custodian bank	15
Advisory fee payable	29,050
Distribution fees payable	19,849
Due to other related parties	10,322
Accrued expenses and other liabilities	81,635

Total liabilities	20,569,410

Total net assets	$90,352,727

NET ASSETS CONSIST OF
Paid-in capital	$96,156,343
Undistributed net investment income	62,381
Accumulated net realized losses on investments	(5,167,137)
Net unrealized losses on investments	(698,860)

Total net assets	$90,352,727

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class 2	$90,352,727
Shares outstanding – Class 2	8,954,477
Net asset value per share – Class 2	$10.09

Investments in unaffiliated securities, at cost	$97,630,074

Investments in affiliated securities, at cost	$2,706,651

Total investments, at cost	$100,336,725

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Total Return Bond Fund	Statement of operations—year ended December 31, 2013

Investment income
Interest**	$1,900,125
Income from affiliated securities	4,811
Securities lending income, net	452

Total investment income	1,905,388

Expenses
Advisory fee	364,604
Administration fees
Fund level	45,575
Class 2	72,921
Distribution fees
Class 2	227,877
Custody and accounting fees	47,028
Professional fees	51,721
Shareholder report expenses	25,286
Trustees’ fees and expenses	12,395
Other fees and expenses	4,131

Total expenses	851,538
Less: Fee waivers and/or expense reimbursements	(31,182)

Net expenses	820,356

Net investment income	1,085,032

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(697,990)
TBA sale commitments	1,293

Net realized losses on investments	(696,697)

Net change in unrealized gains (losses) on investments	(2,680,209)

Net realized and unrealized gains (losses) on investments	(3,376,906)

Net decrease in net assets resulting from operations	$(2,291,874)

** Net of foreign interest withholding taxes in the amount of	$687

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Total Return Bond Fund	27

	Year ended December 31, 2013		Year ended December 31, 2012

Operations
Net investment income		$1,085,032		$1,239,324
Net realized gains (losses) on investments		(696,697)		4,215,772
Net change in unrealized gains (losses) on investments		(2,680,209)		(44,633)

Net increase (decrease) in net assets resulting from operations		(2,291,874)		5,410,463

Distributions to shareholders from
Net investment income – Class 2		(1,136,906)		(1,303,386)
Net realized gains – Class 2		(2,908,485)		(1,654,708)

Total distributions to shareholders		(4,045,391)		(2,958,094)

	Shares		Shares
Capital share transactions
Proceeds from shares sold – Class 2	1,865,149	19,545,659	1,636,835	17,513,595
Reinvestment of distributions – Class 2	398,039	4,045,391	276,984	2,958,094
Payment for shares redeemed – Class 2	(1,796,392)	(18,758,567)	(1,696,755)	(18,204,327)

Net increase in net assets resulting from capital share transactions		4,832,483		2,267,362

Total increase (decrease) in net assets		(1,504,782)		4,719,731

Net assets
Beginning of period		91,857,509		87,137,778

End of period		$90,352,727		$91,857,509

Undistributed net investment income		$62,381		$53,377

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Total Return Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$10.82	$10.54	$10.41	$10.34	$9.70
Net investment income	0.12	0.15	0.22	0.29	0.42
Net realized and unrealized gains (losses) on investments	(0.38)	0.48	0.62	0.43	0.72

Total from investment operations	(0.26)	0.63	0.84	0.72	1.14
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.28)	(0.36)	(0.46)
Net realized gains	(0.34)	(0.20)	(0.43)	(0.29)	(0.04)

Total distributions to shareholders	(0.47)	(0.35)	(0.71)	(0.65)	(0.50)
Net asset value, end of period	$10.09	$10.82	$10.54	$10.41	$10.34
Total return	(2.43)%	6.10%	8.31%	7.04%	11.99%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.91%	0.91%	1.20%
Net expenses	0.90%	0.90%	0.88%	0.86%	0.85%
Net investment income	1.19%	1.37%	2.09%	2.76%	4.07%
Supplemental data
Portfolio turnover rate	613%	574%	843%	838%	580%
Net assets, end of period (000s omitted)	$90,353	$91,858	$87,138	$85,416	$95,134

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	29

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

30	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	31

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to mortgage dollar roll transactions. At December 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$12	$60,878	$(60,890)

As of December 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration date:

2016	No Expiration
Short-term
$4,157,782	$877,635

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

32	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

As of December 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$30,255,430	$0	$30,255,430
Asset-backed securities	0	12,608,509	0	12,608,509
Corporate bonds and notes	0	17,516,688	0	17,516,688
Municipal obligations	0	880,626	0	880,626
Non-agency mortgage-backed securities	0	6,160,210	0	6,160,210
U.S. Treasury securities	23,533,243	0	0	23,533,243
Yankee corporate bonds and notes	0	4,621,610	0	4,621,610
Yankee government bonds	0	1,354,898		1,354,898
Short-term investments
Investment companies	2,706,651	0	0	2,706,651
	$26,239,894	$73,397,971	$0	$99,637,865

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended December 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended December 31, 2013, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Class 2 shares, a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class 2 shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	33

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$520,274,502	$76,251,925	$511,575,431	$73,738,921

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2013, the Fund paid $116 in commitment fees.

For the year ended December 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Year ended December 31
	2013	2012
Ordinary income	$2,927,256	$2,000,489
Long-term capital gain	1,118,135	957,605

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$66,628	$(830,578)	$(5,035,417)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

34	Wells Fargo Advantage VT Total Return Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Total Return Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2014

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	35

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,118,135 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage VT Total Return Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage VT Total Return Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com . Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

222100 02-14 AVT9/AR155 12-13

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2013	Fiscal year ended December 31, 2012
Audit fees	$261,710	$257,280
Audit-related fees	—	—
Tax fees (1)	20,600	20,110
All other fees	—	—

	$282,310	$277,390

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: February 27, 2014

By:

/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date:	February 27, 2014